UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21777

John Hancock Funds III

(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Select Growth Fund

Annual report 3/31/15

A message to shareholders

Dear fellow shareholder,

The U.S. economy continues to improve, with many indicators suggesting that the rising tide of growth is broadening out, becoming more self-sustaining, and benefiting a greater portion of the population. Last year marked the strongest year for job creation since 1999, with nearly three million jobs created and the unemployment rate declining across all 50 states. Consumer spending, a significant driver of economic activity, has been robust thanks to the jobs picture and to sharply lowered fuel prices. Inflation and interest rates remain low, and corporate earnings are strong. Good economic and business news has translated into good news for U.S. investors, with continued solid results for a range of U.S. equity indexes in the first quarter of 2015. Many fixed-income indexes also gained in this environment.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. The European Central Bank announced dramatic monetary policy measures in January to promote economic activity in the region—similar to the monetary policy activity of the U.S. Federal Reserve in recent years. As was the case in the United States beginning in 2009, financial markets in Europe and Japan may turn positive in advance of real economic progress. In fact, our network of asset managers and research firms believes that these central bank programs, also known as quantitative easing, may prove to be the single biggest driver of international market returns in 2015.

While maintaining adequate portfolio diversification is vital in any market environment, we believe it is especially important today given the dramatic central bank interventions of the past few years and the very real geopolitical risk around the world. The uncertainty of today's global financial markets is one of the reasons we at John Hancock Investments believe it is important for long-term portfolios to have exposure to alternative investments. Alternative strategies seek patterns of performance that differ from both stocks and bonds so that they can help bolster a portfolio's performance when volatility strikes. With market volatility climbing in recent months, now may be a good time to discuss the resilience of your portfolio with your financial advisor and whether alternative investments should play a role.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of March 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Select Growth Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
32	Notes to financial statements
41	Auditor's report
42	Tax information
43	Trustees and Officers
47	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to maximize long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15 (%)

Class A shares (without sales charge)[1]
Russell 1000 Growth Index
Morningstar large growth fund category average
16.09
13.30
5.13
16.34
15.06
10.76
15.63
13.86
11.13
9.36
8.48
7.09
1 year
3 year
5 year
10 year

The Russell 1000 Growth Index is an unmanaged index containing those securities in the Russell 1000 Index with a greater-than-average growth orientation.

It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1. On 4-25-08, through a reorganization, the fund acquired all of the assets of Rainier Large Cap Growth Equity Portfolio (the predecessor fund). On that date, the predecessor fund's Original shares and Institutional shares were exchanged for Class A and Class I shares, respectively, of John Hancock Select Growth Fund. Class A shares were first offered on 4-28-08. Class A shares' returns shown above are those of the predecessor fund's Original shares that have been recalculated to reflect the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks advanced

An improving U.S. economy fueled a sharp rally in the U.S. equity market, led by large-cap growth stocks.

Fund performance trailed the benchmark

The fund posted a positive return for the one-year period but underperformed the Russell 1000 Growth Index.

Technology and healthcare detracted

Stock selection in the information technology and healthcare sectors contributed the most to the fund's underperformance.

PORTFOLIO COMPOSITION AS OF 3/31/15 (%)

A note about risks

Growth stocks may be more susceptible to earnings disappointments as compared to value stocks, and market values can be more volatile. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Large company stocks could fall out of favor. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. The value of a company's equity securities is subject to changes in the company's financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with former Portfolio Manager Ian C. Tabberer, Baillie Gifford Overseas Limited

Ian C. Tabberer
Portfolio Manager
Baillie Gifford

Effective May 1, 2015, Ian C. Tabberer is no longer managing the fund. The fund will be managed by Gary Robinson, CFA.

Can you briefly describe the market environment over the past 12 months?

The major U.S. stock indexes—including the fund's benchmark, the Russell 1000 Growth Index—reached all-time highs during the reporting period. Fears over the termination of the U.S. Federal Reserve's (Fed's) quantitative easing program eased and were ultimately outweighed by further evidence of economic recovery slowly percolating from Wall Street to Main Street. Inflation remained well below its historical long-term average as energy prices fell sharply, especially over the latter half of the period, and weaker economic growth outside the United States contributed to a stronger U.S. dollar. Large-cap and growth-oriented stocks led the equity market's advance over the past year.

Let's turn to the portfolio. What factors contributed to the fund's underperformance of its benchmark index?

When we assumed management of the fund about a year ago, we made a number of significant changes based on our investment approach, which emphasizes individual stock selection and a long-term time horizon. One of the changes we made was to meaningfully increase the fund's exposure to domestic banks, which should benefit from a strong domestic economy and an eventual rise in interest rates.

However, as the Fed continued to hold short-term interest rates near zero, our emphasis on the banking industry hurt performance. In addition, the fund's holdings in the information technology sector detracted as a slower-than-anticipated recovery in corporate technology spending weighed on computer hardware stocks.

Given your focus on individual stocks, can you give some examples of holdings that detracted from fund performance during the period?

One example was iconic motorcycle manufacturer Harley-Davidson, Inc., which delivered weaker-than-expected results in 2014. Early in the period, earnings reports showed that the company was

4

"... we remain encouraged by the operating performance of a wide range of portfolio holdings that possess excellent long-term prospects."
making progress on improving profit margins, but the market was disappointed by softer-than-expected domestic sales. To us, this looks much more like a timing issue than a fundamental deterioration in the appeal of the company's product lineup. Consequently, the motorcycle manufacturer remains in the portfolio, as we believe the company has positive long-term growth prospects based on its exceptionally strong brand, loyal customer base, and broadening demographic appeal. None of this is undermined, in our view, by short-term news flow.

Energy producer Ultra Petroleum Corp. also struggled during the period, suffering the impact of falling oil prices. We fear that oversupply and low commodity prices may persist for a prolonged period, pressuring Ultra's growth prospects, so we reduced the fund's position in the stock over the latter half of the reporting period. More broadly, the fund has been relatively insulated from the downdraft in energy stocks by the sale of selected holdings in this sector over the past 12 months.

It's worth noting that the fund's lack of exposure to the benchmark's largest constituent, consumer electronics maker Apple, Inc., was a meaningful detractor from relative performance. When we took over management of the fund early in the reporting period, we eliminated the fund's position in Apple, reflecting our view that the gap between the company and its competitors was shrinking, and the inevitable end result would be operating margins trending toward the industry average. Although our opinion has been out of step with the market, this remains our fundamental view.

SECTOR COMPOSITION AS OF 3/31/15 (%)

5

"... we have incrementally allocated capital to businesses positioned to profit from, or contribute to, the continued healing of the American economy."

What holdings contributed positively to performance during the reporting period?

Anthem, Inc., the health insurer formerly known as WellPoint, was the largest positive contributor over the past year. As the second-largest health insurer in the United States, Anthem has benefited from the widespread shift from public to private healthcare coverage following the implementation of the Affordable Care Act. With strong brands such as Blue Cross/Blue Shield in its stable, Anthem has been well positioned to take the largest number of new members across healthcare exchanges. The cost advantages should allow the company to profitably take market share and enable management to shift incentives out from one to three years. Given our long-term investment viewpoint, we find this to be an encouraging development.

Auto parts distributor O'Reilly Automotive, Inc. continued to deliver strong results, gaining market share and improving profit margins. The company's scale and focus on efficiency allow it to offer customers an attractive combination of price and quality, along with an excellent level of service. The industry remains fragmented, and we believe O'Reilly can continue its aggressive store rollout plan for several years.

Another strong contributor over the course of the year was heating and air-conditioning distributor Watsco, Inc. The stock underperformed early in the period as unseasonably cool summer weather led to weaker demand, but the stock subsequently rebounded as the recovering domestic economy

TEN LARGEST HOLDINGS AS OF 3/31/15 (%)

Anthem, Inc.	6.9
Watsco, Inc.	5.7
O'Reilly Automotive, Inc.	4.9
Harley-Davidson, Inc.	4.6
M&T Bank Corp.	4.3
First Republic Bank	4.3
MasterCard, Inc., Class A	4.2
Fairfax Financial Holdings, Ltd.	4.1
PepsiCo, Inc.	4.0
Altria Group, Inc.	3.8
TOTAL	46.8
As a percentage of net assets.
Cash and cash equivalents are not included.

6

and housing market helped drive strong results for the company. We believe increased regulation to improve energy efficiency and mitigate environmental impact, combined with a fragmented market, offers Watsco plenty of opportunity for long-term growth and market share gains.

Looking ahead, how is the fund positioned?

We are optimistic about the path of the U.S. economy, and we remain encouraged by the operating performance of a wide range of portfolio holdings that possess excellent long-term prospects. Our upbeat view is based on America's strong enterprise culture, significant innovation, and efficient manufacturing base. With that in mind, we have incrementally allocated capital to businesses positioned to profit from, or contribute to, the continued healing of the American economy. The American banking system is significantly stronger than it was six years ago; it is now in a position to support households and businesses with capital that is the lifeblood of economic growth.

For this reason, the fund has significant exposure to domestic regional banks with exceptional management teams, including M&T Bank Corp. and First Republic Bank. We have also identified and invested in businesses with strong competitive positions and talented management teams, such as the aforementioned O'Reilly Automotive, Watsco, and Anthem, as well as building materials producer Martin Marietta Materials, Inc. Other additions to the portfolio include two dynamic growth companies, online retailer Amazon.com, Inc. and electronic bond platform MarketAxess Holdings, Inc.

MANAGED BY

Ian C. Tabberer On the fund since 2014 Investing since 2001

The views expressed in this report are exclusively those of Ian C. Tabberer, Baillie Gifford Overseas Limited, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	-0.13	10.00	6.55	61.05	88.55
Class B1	0.44	9.95	6.07	60.70	80.25
Class C1	3.50	10.21	6.06	62.57	80.11
Class I1,2	5.35	11.48	7.44	72.22	105.00
Class R1[1,2]	4.59	10.61	6.46	65.60	87.06
Class R2[1,2]	4.89	10.35	5.86	63.61	76.81
Class R3[1,2]	4.71	10.73	6.57	66.46	89.02
Class R4[1,2]	5.15	11.12	6.93	69.44	95.35
Class R5[1,2]	5.39	11.40	7.22	71.59	100.77
Class R6[1,2]	5.58	11.60	7.51	73.08	106.28
Class T1,2	-0.17	9.88	6.13	60.21	81.29
Class ADV[1,2]	5.20	11.23	7.19	70.26	100.17
Class NAV[1,2]	5.57	11.63	7.55	73.31	107.13
Index 1†	16.09	15.63	9.36	106.75	144.61
Index 2†	12.73	14.47	8.01	96.50	116.10

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A and Class T shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class ADV, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class T	Class ADV	Class NAV
Gross (%)	1.18	1.99	2.02	0.93	4.23	15.75	13.14	11.01	12.43	1.09	1.26	1.24	0.77
Net (%)	1.18	1.99	2.02	0.93	1.70	1.45	1.60	1.20	1.00	0.78	1.26	1.14	0.77

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Russell 1000 Growth Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Select Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B1,3	3-31-05	18,025	18,025	24,461	21,610
Class C1,3	3-31-05	18,011	18,011	24,461	21,610
Class I1,2	3-31-05	20,500	20,500	24,461	21,610
Class R1[1,2]	3-31-05	18,706	18,706	24,461	21,610
Class R2[1,2]	3-31-05	17,681	17,681	24,461	21,610
Class R3[1,2]	3-31-05	18,902	18,902	24,461	21,610
Class R4[1,2]	3-31-05	19,535	19,535	24,461	21,610
Class R5[1,2]	3-31-05	20,077	20,077	24,461	21,610
Class R6[1,2]	3-31-05	20,628	20,628	24,461	21,610
Class T1,2	3-31-05	18,129	19,080	24,461	21,610
Class ADV[1,2]	3-31-05	20,017	20,017	24,461	21,610
Class NAV[1,2]	3-31-05	20,713	20,713	24,461	21,610

The Russell 1000 Growth Index is an unmanaged index containing those securities in the Russell 1000 Index with a greater-than-average growth orientation.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	On 4-25-08, through a reorganization, the fund acquired all of the assets of Rainier Large Cap Growth Equity Portfolio (the predecessor fund). On that date, the predecessor fund's Original shares and Institutional shares were exchanged for Class A and Class I shares, respectively, of John Hancock Select Growth Fund, which were first offered on 4-28-08. Class A, Class B, Class C, Class I, Class R1, Class R3, Class R4, Class R5, Class ADV, and Class NAV shares of John Hancock Rainier Growth Fund were first offered on 4-28-08; Class T shares were first offered on 10-6-08; Class R6 shares were first offered on 9-1-11; Class R2 shares were first offered on 3-1-12. The returns prior to these dates are those of the predecessor fund's Original shares that have been recalculated to reflect the gross fees and expenses of Class A, Class B, Class C, Class I, Class R1, Class R3, Class R4, Class R5, Class ADV, Class NAV, Class T, Class R6, and Class R2 shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on October 31, 2014, with the same investment held until March 31, 2015.

	Account value on 10-1-2014	Ending value on 3-31-2015	Expenses paid during period ended 3-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,092.60	$6.16	1.18%
Class B	1,000.00	1,087.50	10.62	2.04%
Class C	1,000.00	1,087.60	10.67	2.05%
Class I	1,000.00	1,093.10	5.27	1.01%
Class R1	1,000.00	1,089.40	8.86	1.70%
Class R2	1,000.00	1,090.70	7.56	1.45%
Class R3	1,000.00	1,089.60	8.34	1.60%
Class R4	1,000.00	1,092.00	6.26	1.20%
Class R5	1,000.00	1,093.70	5.22	1.00%
Class R6	1,000.00	1,094.70	4.02	0.77%
Class T	1,000.00	1,092.20	6.57	1.26%
Class ADV	1,000.00	1,092.10	5.95	1.14%
Class NAV	1,000.00	1,094.50	4.02	0.77%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on October 31, 2014, with the same investment held until March 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 10-1-2014	Ending value on 3-31-2015	Expenses paid during period ended 3-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	1,019.00	5.94	1.18%
Class B	1,000.00	1,014.80	10.25	2.04%
Class C	1,000.00	1,014.70	10.30	2.05%
Class I	1,000.00	1,019.90	5.09	1.01%
Class R1	1,000.00	1,016.50	8.55	1.70%
Class R2	1,000.00	1,017.70	7.29	1.45%
Class R3	1,000.00	1,017.00	8.05	1.60%
Class R4	1,000.00	1,018.90	6.04	1.20%
Class R5	1,000.00	1,019.90	5.04	1.00%
Class R6	1,000.00	1,021.10	3.88	0.77%
Class T	1,000.00	1,018.80	6.34	1.26%
Class ADV	1,000.00	1,019.20	5.74	1.14%
Class NAV	1,000.00	1,021.10	3.88	0.77%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

11

Fund's investments

As of 3-31-15
	Shares	Value
Common stocks 97.9%		$398,252,557
(Cost $363,287,599)
Consumer discretionary 15.6%		63,500,199
Automobiles 4.6%
Harley-Davidson, Inc.	305,448	18,552,912
Internet and catalog retail 4.5%
Amazon.com, Inc. (I)	20,860	7,762,006
TripAdvisor, Inc. (I)	127,760	10,625,799
Specialty retail 6.5%
CarMax, Inc. (I)	95,740	6,607,017
O'Reilly Automotive, Inc. (I)	92,270	19,952,465
Consumer staples 10.9%		44,370,983
Beverages 6.1%
Brown-Forman Corp., Class B	43,210	3,904,024
PepsiCo, Inc.	171,810	16,428,472
The Boston Beer Company, Inc., Class A (I)	16,020	4,283,748
Household products 1.0%
Colgate-Palmolive Company	61,740	4,281,052
Tobacco 3.8%
Altria Group, Inc.	309,350	15,473,687
Energy 0.7%		2,596,301
Oil, gas and consumable fuels 0.7%
Apache Corp.	31,966	1,928,509
Ultra Petroleum Corp. (I)	42,725	667,792
Financials 25.5%		103,657,658
Banks 11.5%
First Republic Bank	305,340	17,431,861
M&T Bank Corp.	138,155	17,545,684
U.S. Bancorp	266,540	11,639,802
Capital markets 1.7%
TD Ameritrade Holding Corp.	187,000	6,967,620
Consumer finance 0.9%
American Express Company	48,890	3,819,287
Diversified financial services 3.7%
Berkshire Hathaway, Inc., Class B (I)	81,720	11,793,830
MarketAxess Holdings, Inc.	36,260	3,005,954
Insurance 7.7%
Fairfax Financial Holdings, Ltd.	29,399	16,480,431
Markel Corp. (I)	19,472	14,973,189

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care 12.3%		$50,087,477
Biotechnology 2.3%
Genomic Health, Inc. (I)	216,793	6,623,026
Seattle Genetics, Inc. (I)	75,300	2,661,855
Health care equipment and supplies 2.2%
IDEXX Laboratories, Inc. (I)	57,807	8,930,025
Health care providers and services 6.8%
Anthem, Inc.	180,667	27,896,791
Pharmaceuticals 1.0%
Bristol-Myers Squibb Company	61,640	3,975,780
Industrials 9.1%		37,049,469
Air freight and logistics 1.3%
United Parcel Service, Inc., Class B	55,870	5,416,038
Industrial conglomerates 1.2%
Danaher Corp.	54,780	4,650,822
Trading companies and distributors 6.6%
NOW, Inc. (I)	184,320	3,988,685
Watsco, Inc.	182,927	22,993,924
Information technology 17.9%		72,849,990
Internet software and services 9.5%
eBay, Inc. (I)	148,413	8,560,462
Facebook, Inc., Class A (I)	109,040	8,964,724
Google, Inc., Class A (I)	17,540	9,729,438
Google, Inc., Class C (I)	15,827	8,673,196
Zillow Group, Inc., Class A (I)	28,300	2,838,490
IT services 4.4%
MasterCard, Inc., Class A	198,310	17,132,001
Source HOV (R)	510	660,643
Semiconductors and semiconductor equipment 0.9%
Altera Corp.	62,356	2,675,696
Xilinx, Inc.	25,478	1,077,719
Software 3.1%
Oracle Corp.	290,559	12,537,621
Materials 5.9%		24,140,480
Chemicals 1.2%
Monsanto Company	42,880	4,825,715
Construction materials 4.7%
Martin Marietta Materials, Inc.	63,900	8,933,220
Vulcan Materials Company	123,150	10,381,545

SEE NOTES TO FINANCIAL STATEMENTS13

	Yield (%)	Shares	Value
Short-term investments 2.1%			$8,429,893
(Cost $8,429,893)
Money market funds 2.1%			8,429,893
State Street Institutional Liquid Reserves Fund (Y)	0.0986	8,429,893	8,429,893
Total investments (Cost $371,717,492)† 100.0%			$406,682,450
Other assets and liabilities, net 0.0%			($160,069)
Total net assets 100.0%			$406,522,381

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
(I)	Non-income producing security.
(R)	Direct placement securities are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to Note 9 of the Notes to financial statements.
(Y)	The rate shown is the annualized seven-day yield as of 3-31-15.
†	At 3-31-15, the aggregate cost of investment securities for federal income tax purposes was $372,046,935. Net unrealized appreciation aggregated $34,635,515, of which $46,411,335 related to appreciated investment securities and $11,775,820 related to depreciated investment securities.

14SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 3-31-15

Assets
Investments, at value (Cost $371,717,492)	$406,682,450
Receivable for fund shares sold	282,449
Dividends and interest receivable	332,139
Receivable due from advisor	483
Other receivables and prepaid expenses	126,723
Total assets	407,424,244
Liabilities
Payable for fund shares repurchased	745,112
Payable to affiliates
Accounting and legal services fees	6,133
Transfer agent fees	40,109
Distribution and service fees	120
Trustees' fees	1,098
Other liabilities and accrued expenses	109,291
Total liabilities	901,863
Net assets	$406,522,381
Net assets consist of
Paid-in capital	$379,035,859
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(7,478,436)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	34,964,958
Net assets	$406,522,381

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($273,695,259 ÷ 13,177,271 shares)[1]	$20.77
Class B ($13,199,610 ÷ 684,882 shares)[1]	$19.27
Class C ($17,483,439 ÷ 907,986 shares)[1]	$19.26
Class I ($13,058,005 ÷ 607,461 shares)	$21.50
Class R1 ($684,786 ÷ 34,263 shares)	$19.99
Class R2 ($123,901 ÷ 5,856 shares)	$21.16
Class R3 ($129,402 ÷ 6,407 shares)	$20.20
Class R4 ($135,788 ÷ 6,503 shares)	$20.88
Class R5 ($95,254 ÷ 4,460 shares)	$21.36
Class R6 ($3,362,998 ÷ 155,619 shares)	$21.61
Class T ($70,865,484 ÷ 3,456,861 shares)	$20.50
Class ADV ($2,046,061 ÷ 96,884 shares)	$21.12
Class NAV ($11,642,394 ÷ 537,683 shares)	$21.65
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$21.86
Class T (net asset value per share ÷ 95%)[2]	$21.58

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS   For the year ended 3-31-15

Investment income
Dividends	$6,022,517
Interest	9,425
Less foreign taxes withheld	(55,611)
Total investment income	5,976,331
Expenses
Investment management fees	3,360,122
Distribution and service fees	1,274,791
Accounting and legal services fees	37,613
Transfer agent fees	523,946
Trustees' fees	6,658
State registration fees	238,003
Printing and postage	104,955
Professional fees	88,031
Custodian fees	57,880
Registration and filing fees	47,629
Other	23,843
Total expenses	5,763,471
Less expense reductions	(178,396)
Net expenses	5,585,075
Net investment income	391,256
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	173,909,526
Futures contracts	2,776,741
176,686,267
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(177,443,971)
(177,443,971)
Net realized and unrealized loss	(757,704)
Decrease in net assets from operations	($366,448)

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-15	Year ended 3-31-14
Increase (decrease) in net assets
From operations
Net investment income (loss)	$391,256	($4,259,446)
Net realized gain	176,686,267	192,541,547
Change in net unrealized appreciation (depreciation)	(177,443,971)	17,140,001
Increase (decrease) in net assets resulting from operations	(366,448)	205,422,102
Distributions to shareholders
From net investment income
Class I	—	(64,935)
Class R5	—	(56)
Class R6	—	(7,092)
Class NAV	—	(520,067)
From net realized gain
Class A	(82,788,478)	(37,507,368)
Class B	(4,836,642)	(2,216,885)
Class C	(4,983,406)	(2,125,586)
Class I	(15,648,152)	(8,992,315)
Class R1	(154,733)	(64,246)
Class R2	(28,961)	(13,688)
Class I	(31,001)	(14,056)
Class R4	(39,217)	(18,019)
Class R5	(28,514)	(13,704)
Class R6	(1,660,185)	(790,768)
Class T	(19,276,497)	(8,578,092)
Class ADV	(4,206,121)	(2,113,395)
Class NAV	(96,887,085)	(45,556,116)
Total distributions	(230,568,992)	(108,596,388)
From fund share transactions	(373,649,348)	(153,179,068)
Total decrease	(604,584,788)	(56,353,354)
Net assets
Beginning of year	1,011,107,169	1,067,460,523
End of year	$406,522,381	$1,011,107,169

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$26.39	$24.32	$22.84	$21.32	$18.31
Net investment income (loss)[1]	0.03	(0.15)	(0.01)	(0.09)	(0.06)
Net realized and unrealized gain on investments	0.74	5.29	1.49	1.61	3.07
Total from investment operations	0.77	5.14	1.48	1.52	3.01
Less distributions
From net realized gain	(6.39)	(3.07)	—	—	—
Net asset value, end of period	$20.77	$26.39	$24.32	$22.84	$21.32
Total return (%)[2,3]	5.13	21.38	6.48	7.13	16.44
Ratios and supplemental data
Net assets, end of period (in millions)	$274	$356	$356	$369	$413
Ratios (as a percentage of average net assets):
Expenses before reductions	1.21	1.19	1.25	1.27	1.30
Expenses including reductions	1.20	1.19	1.25	1.27	1.30
Net investment income (loss)	0.15	(0.58)	(0.04)	(0.45)	(0.33)
Portfolio turnover (%)	155	81	92	90	90

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS19

Class B Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$25.12	$23.46	$22.22	$20.90	$18.10
Net investment loss[1]	(0.13)	(0.35)	(0.19)	(0.25)	(0.21)
Net realized and unrealized gain on investments	0.67	5.08	1.43	1.57	3.01
Total from investment operations	0.54	4.73	1.24	1.32	2.80
Less distributions
From net realized gain	(6.39)	(3.07)	—	—	—
Net asset value, end of period	$19.27	$25.12	$23.46	$22.22	$20.90
Total return (%)[2,3]	4.27	20.38	5.58	6.32	15.47
Ratios and supplemental data
Net assets, end of period (in millions)	$13	$20	$20	$25	$31
Ratios (as a percentage of average net assets):
Expenses before reductions	2.04	2.00	2.06	2.07	2.13
Expenses including reductions	2.03	2.00	2.06	2.07	2.10
Net investment loss	(0.69)	(1.39)	(0.86)	(1.24)	(1.13)
Portfolio turnover (%)	155	81	92	90	90

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

20SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$25.10	$23.45	$22.21	$20.90	$18.10
Net investment loss[1]	(0.13)	(0.36)	(0.19)	(0.26)	(0.21)
Net realized and unrealized gain on investments	0.68	5.08	1.43	1.57	3.01
Total from investment operations	0.55	4.72	1.24	1.31	2.80
Less distributions
From net realized gain	(6.39)	(3.07)	—	—	—
Net asset value, end of period	$19.26	$25.10	$23.45	$22.21	$20.90
Total return (%)[2,3]	4.26	20.35	5.58	6.27	15.47
Ratios and supplemental data
Net assets, end of period (in millions)	$17	$19	$17	$20	$22
Ratios (as a percentage of average net assets):
Expenses before reductions	2.05	2.03	2.07	2.11	2.16
Expenses including reductions	2.04	2.02	2.07	2.10	2.10
Net investment loss	(0.69)	(1.42)	(0.88)	(1.27)	(1.13)
Portfolio turnover (%)	155	81	92	90	90

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS21

Class I Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$27.03	$24.80	$23.24	$21.61	$18.50
Net investment income (loss)[1]	0.07	(0.08)	0.06	(0.02)	0.02
Net realized and unrealized gain on investments	0.79	5.41	1.52	1.65	3.11
Total from investment operations	0.86	5.33	1.58	1.63	3.13
Less distributions
From net investment income	—	(0.03)	(0.02)	—	(0.02)
From net realized gain	(6.39)	(3.07)	—	—	—
Total distributions	(6.39)	(3.10)	(0.02)	—	(0.02)
Net asset value, end of period	$21.50	$27.03	$24.80	$23.24	$21.61
Total return (%)[2]	5.35	21.71	6.81	7.54	16.93
Ratios and supplemental data
Net assets, end of period (in millions)	$13	$72	$113	$256	$237
Ratios (as a percentage of average net assets):
Expenses before reductions	1.00	0.91	0.91	0.91	0.86
Expenses including reductions	0.99	0.91	0.91	0.91	0.86
Net investment income (loss)	0.31	(0.28)	0.25	(0.08)	0.10
Portfolio turnover (%)	155	81	92	90	90

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

22SEE NOTES TO FINANCIAL STATEMENTS

Class R1 Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$25.74	$23.90	$22.55	$21.14	$18.23
Net investment loss[1]	(0.07)	(0.29)	(0.11)	(0.17)	(0.14)
Net realized and unrealized gain on investments	0.71	5.20	1.46	1.58	3.05
Total from investment operations	0.64	4.91	1.35	1.41	2.91
Less distributions
From net realized gain	(6.39)	(3.07)	—	—	—
Net asset value, end of period	$19.99	$25.74	$23.90	$22.55	$21.14
Total return (%)[2]	4.59	20.77	5.99	6.67	15.96
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	— [3]	— [3]	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.13	4.13	5.79	7.03	8.39
Expenses including reductions	1.70	1.70	1.70	1.70	1.72
Net investment loss	(0.34)	(1.12)	(0.49)	(0.86)	(0.75)
Portfolio turnover (%)	155	81	92	90	90

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R2 Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$26.81	$24.72	$23.27	$22.45
Net investment income (loss)[2]	(0.02)	(0.23)	(0.06)	—	[3]
Net realized and unrealized gain on investments	0.76	5.39	1.51	0.82
Total from investment operations	0.74	5.16	1.45	0.82
Less distributions
From net realized gain	(6.39)	(3.07)	—	—
Net asset value, end of period	$21.16	$26.81	$24.72	$23.27
Total return (%)[4]	4.89	21.10	6.23	3.65	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	17.03	15.50	20.41	15.96	[7]
Expenses including reductions	1.45	1.45	1.45	1.45	[7]
Net investment loss	(0.09)	(0.85)	(0.24)	(0.12	) [7]
Portfolio turnover (%)	155	81	92	90	[8]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R3 Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$25.92	$24.03	$22.65	$21.21	$18.27
Net investment loss[1]	(0.05)	(0.26)	(0.09)	(0.16)	(0.12)
Net realized and unrealized gain on investments	0.72	5.22	1.47	1.60	3.06
Total from investment operations	0.67	4.96	1.38	1.44	2.94
Less distributions
From net realized gain	(6.39)	(3.07)	—	—	—
Net asset value, end of period	$20.20	$25.92	$24.03	$22.65	$21.21
Total return (%)[2]	4.71	20.87	6.09	6.79	16.09
Ratios and supplemental data
Net assets, end of period (in millions)	— [3]	— [3]	— [3]	— [3]	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	16.32	12.99	15.02	15.86	16.72
Expenses including reductions	1.60	1.60	1.60	1.59	1.61
Net investment loss	(0.24)	(1.00)	(0.39)	(0.76)	(0.64)
Portfolio turnover (%)	155	81	92	90	90

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS25

Class R4 Shares Period ended	3-31-15		3-31-14	3-31-13		3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$26.49		$24.40	$22.91		$21.40	$18.38
Net investment income (loss)[1]	0.03		(0.17)	—	[2]	(0.10)	(0.06)
Net realized and unrealized gain on investments	0.75		5.33	1.49		1.61	3.08
Total from investment operations	0.78		5.16	1.49		1.51	3.02
Less distributions
From net realized gain	(6.39)		(3.07)	—		—	—
Net asset value, end of period	$20.88		$26.49	$24.40		$22.91	$21.40
Total return (%)[3]	5.15		21.39	6.50		7.06	16.43
Ratios and supplemental data
Net assets, end of period (in millions)	—	[4]	— [4]	—	[4]	— [4]	— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions	13.72		10.91	14.55		15.46	16.45
Expenses including reductions	1.20		1.20	1.22		1.29	1.31
Net investment income (loss)	0.13		(0.62)	0.01		(0.46)	(0.34)
Portfolio turnover (%)	155		81	92		90	90

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than $500,000.

26SEE NOTES TO FINANCIAL STATEMENTS

Class R5 Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$26.90	$24.71	$23.16	$21.56	$18.47
Net investment income (loss)[1]	0.07	(0.11)	0.05	(0.03)	(0.02)
Net realized and unrealized gain on investments	0.78	5.39	1.51	1.63	3.12
Total from investment operations	0.85	5.28	1.56	1.60	3.10
Less distributions
From net investment income	—	(0.02)	(0.01)	—	(0.01)
From net realized gain	(6.39)	(3.07)	—	—	—
Total distributions	(6.39)	(3.09)	(0.01)	—	(0.01)
Net asset value, end of period	$21.36	$26.90	$24.71	$23.16	$21.56
Total return (%)[2]	5.39	21.58	6.74	7.42	16.78
Ratios and supplemental data
Net assets, end of period (in millions)	— [3]	— [3]	— [3]	— [3]	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	18.28	12.38	14.16	15.07	16.17
Expenses including reductions	1.00	1.00	1.00	0.99	1.01
Net investment income	0.34	(0.40)	0.21	(0.16)	(0.03)
Portfolio turnover (%)	155	81	92	90	90

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS27

Class R6 Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$27.10	$24.84	$23.27	$20.01
Net investment income (loss)[2]	0.11	(0.07)	0.08	0.03
Net realized and unrealized gain on investments	0.79	5.43	1.51	3.23
Total from investment operations	0.90	5.36	1.59	3.26
Less distributions
From net investment income	—	(0.03)	(0.02)	—
From net realized gain	(6.39)	(3.07)	—	—
Total distributions	(6.39)	(3.10)	(0.02)	—
Net asset value, end of period	$21.61	$27.10	$24.84	$23.27
Total return (%)[3]	5.58	21.82	6.86	16.29	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$8	$4	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.27	1.09	1.33	1.58	[5]
Expenses including reductions	0.79	0.86	0.86	0.86	[5]
Net investment income (loss)	0.52	(0.27)	0.34	0.20	[5]
Portfolio turnover (%)	155	81	92	90	[6]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

28SEE NOTES TO FINANCIAL STATEMENTS

Class T Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$26.14	$24.13	$22.69	$21.20	$18.24
Net investment income (loss)[1]	0.01	(0.17)	(0.03)	(0.11)	(0.09)
Net realized and unrealized gain on investments	0.74	5.25	1.47	1.60	3.05
Total from investment operations	0.75	5.08	1.44	1.49	2.96
Less distributions
From net realized gain	(6.39)	(3.07)	—	—	—
Net asset value, end of period	$20.50	$26.14	$24.13	$22.69	$21.20
Total return (%)[2,3]	5.10	21.29	6.35	7.03	16.23
Ratios and supplemental data
Net assets, end of year (in millions)	$71	$78	$73	$77	$83
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	1.27	1.33	1.37	1.47
Expenses including reductions	1.27	1.26	1.33	1.37	1.47
Net investment income (loss)	0.07	(0.66)	(0.13)	(0.54)	(0.50)
Portfolio turnover (%)	155	81	92	90	90

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS29

Class ADV Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$26.70	$24.57	$23.05	$21.49	$18.43
Net investment income (loss)[1]	0.03	(0.14)	0.02	(0.06)	(0.03)
Net realized and unrealized gain on investments	0.78	5.34	1.50	1.62	3.09
Total from investment operations	0.81	5.20	1.52	1.56	3.06
Less distributions
From net realized gain	(6.39)	(3.07)	—	—	—
Net asset value, end of period	$21.12	$26.70	$24.57	$23.05	$21.49
Total return (%)[2]	5.20	21.40	6.59	7.26	16.60
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$19	$20	$20	$22
Ratios (as a percentage of average net assets):
Expenses before reductions	1.49	1.26	1.33	1.35	1.37
Expenses including reductions	1.14	1.14	1.14	1.14	1.14
Net investment income (loss)	0.13	(0.53)	0.08	(0.31)	(0.17)
Portfolio turnover (%)	155	81	92	90	90

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

30SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$27.14	$24.86	$23.28	$21.63	$18.51
Net investment income (loss)[1]	0.04	(0.04)	0.09	0.01	0.03
Net realized and unrealized gain on investments	0.86	5.43	1.52	1.64	3.11
Total from investment operations	0.90	5.39	1.61	1.65	3.14
Less distributions
From net investment income	—	(0.04)	(0.03)	—	(0.02)
From net realized gain	(6.39)	(3.07)	—	—	—
Total distributions	(6.39)	(3.11)	(0.03)	—	(0.02)
Net asset value, end of period	$21.65	$27.14	$24.86	$23.28	$21.63
Total return (%)[2]	5.57	21.92	6.94	7.63	17.00
Ratios and supplemental data
Net assets, end of period (in millions)	$12	$438	$463	$487	$813
Ratios (as a percentage of average net assets):
Expenses before reductions	0.78	0.77	0.79	0.80	0.80
Expenses including reductions	0.77	0.77	0.79	0.80	0.80
Net investment income (loss)	0.18	(0.16)	0.39	0.05	0.16
Portfolio turnover (%)	155	81	92	90	90

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS31

Notes to financial statements

Note 1 — Organization

John Hancock Select Growth Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class B, Class T and Class ADV shares are closed to new investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Effective April 17, 2014, John Hancock Rainer Growth Fund changed its name to John Hancock Select Growth Fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end management investment companies are valued at their respective net asset values each business day. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

32

The following is a summary of the values by input classification of the fund's investments as of March 31, 2015, by major security category or type:

	Total market value at 3-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$63,500,199	$63,500,199	—	—
Consumer staples	44,370,983	44,370,983	—	—
Energy	2,596,301	2,596,301	—	—
Financials	103,657,658	103,657,658	—	—
Health care	50,087,477	50,087,477	—	—
Industrials	37,049,469	37,049,469	—	—
Information technology	72,849,990	72,189,347	—	$660,643
Materials	24,140,480	24,140,480	—	—
Short-term investments	8,429,893	8,429,893	—	—
Total investments in securities	$406,682,450	$406,021,807	—	$660,643

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended March 31, 2015 were $266.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution

33

and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily for each class, based on the net asset value of the class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of March 31, 2015, the fund has a capital loss carryforward of $14,905,995 available to offset future net realized capital gains. The following table details the capital loss carryforward available:

Capital loss carryforward expiring March 31
2016	2017	2018
$436,782	$5,342,835	$9,126,378

Availability of a certain amount of the loss carryforward, which was acquired in a merger, may be limited in a given year.

As of March 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended March 31, 2015 and 2014 was as follows:

	March 31, 2015	March 31, 2014
Ordinary Income	$58,022,280	$21,462,352
Long-Term Capital Gain	$172,546,712	$87,134,036
Total	$230,568,992	$108,596,388

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2015, the components of distributable earnings on a tax basis consisted of $7,757,002 of undistributed long-term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, characterization of distributions and redemptions-in-kind.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the

34

liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded or cleared on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended March 31, 2015, the fund used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. During the year ended March 31, 2015, the fund held futures contracts with notional values up to $416.3 million. There were no open futures contracts as of March 31, 2015.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended March 31, 2015:

Risk	Statement of operations location	Futures contracts
Equity contracts	Net realized gain (loss)	$2,776,741

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management contract with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of: (a) 0.730% of the first $3.0 billion of the fund's average daily net assets; (b) 0.725% of the next $3.0 billion of the fund's average daily net assets; and (c) 0.700% of the fund's average daily net assets in excess of $6.0 billion. The Advisor has a subadvisory agreement with Baille Gifford

35

Overseas Limited. Prior to April 18, 2014, the Advisor had a subadvisory agreement with Rainier Investment Management, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund to the extent necessary to maintain the fund's total operating expenses at 1.70%, 1.45%, 1.60% 1.20%, 1.00%, 0.86% and 1.14% for Class R1, Class R2, Class R3, Class R4, Class R5, Class R6 and Class ADV shares, respectively. This agreement excludes taxes, brokerage commissions, interest expense, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. For all the classes indicated, this expense limitation shall remain in effect through June 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for class R6 shares of the fund, including transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.00% of average net assets. The fee waiver and/or reimbursement will continue in effect until June 30, 2015, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at the time.

Effective July 1, 2014, the Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class B shares of the fund, including Rule 12b-1 fees, transfer agent fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 1.30% of average net assets (on an annualized basis) attributable to Class B shares (the Class Expense Waiver). The Class Expense Waiver expires on June 30, 2015, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at the time.

For the year ended March 31, 2015, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$32,979	Class R4	$15,993
Class B	1,825	Class R5	16,044
Class C	1,975	Class R6	19,753
Class I	3,182	Class T	5,360
Class R1	15,042	Class NAV	2,081
Class R2	15,813	Class ADV	32,272
Class R3	15,948	Total	$178,267

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2015 were equivalent to a net annual effective rate of 0.70% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2015, amounted to an annual rate of 0.01% of the fund's average daily net assets.

36

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class T and Class ADV pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R3	0.50%	0.15%
Class B	1.00%	—	Class R4	0.25%	0.10%
Class C	1.00%	—	Class R5	—	0.05%
Class R1	0.50%	0.25%	Class T	0.30%	—
Class R2	0.25%	0.25%	Class ADV	0.25%	—

Currently only 0.25% is charged to Class A shares for Rule 12b-1 fees.

The Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares to limit the Rule 12b-1 fees on Class R4 shares to 0.15% of the average daily net assets of Class R4 shares, until at least June 30, 2015, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Accordingly, the fee limitation amounted to $129 for Class R4 shares for the year ended March 31, 2015.

Sales charges. Class A and Class T shares are assessed up-front sales charges of up to 5% of net asset value of such shares. The following summarizes the net up front sales charges received by the Distributor during the year ended March 31, 2015:

	Class A	Class T
Retained for printing prospectuses, advertising and sales literature	$117,914	$3,263
Sales commission to unrelated broker-dealers	555,431	12,965
Sales commission to affiliated sales personnel	22,857	5,618
Net sales charges	$696,202	$21,846

Class A, Class B, Class C and Class T shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A and Class T shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2015, CDSCs received by the Distributor amounted to $3,032, $16,759, $3,136 and $456 for Class A, Class B, Class C and Class T shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

37

Class level expenses. Class level expenses for the year ended March 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$700,899	$351,200	$40,423	$64,940
Class B	156,059	19,577	17,012	2,136
Class C	175,882	22,038	17,081	5,918
Class I	—	29,483	20,780	1,792
Class R1	4,202	103	16,208	151
Class R2	275	17	16,172	19
Class R3	567	18	16,209	33
Class R4	381	22	16,209	30
Class R5	—	15	16,209	14
Class R6	—	702	18,381	375
Class T	213,784	89,265	17,764	26,396
Class ADV	22,742	11,506	25,555	3,151
Total	$1,274,791	$523,946	$238,003	$104,955

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended March 31, 2015 and 2014 were as follows:

		Year ended 3-31-15		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,594,677	$32,566,080	2,282,983	$60,333,638
Distributions reinvested	4,084,927	79,703,498	1,393,162	36,096,825
Repurchased	(6,000,597)	(122,896,343)	(4,813,552)	(128,874,741)
Net decrease	(320,993)	($10,626,765)	(1,137,407)	($32,444,278)
Class B shares
Sold	6,791	$133,579	72,114	$1,860,291
Distributions reinvested	261,367	4,775,451	87,755	2,170,185
Repurchased	(362,154)	(6,862,245)	(244,375)	(6,136,925)
Net decrease	(93,996)	($1,953,215)	(84,506)	($2,106,449)
Class C shares
Sold	88,923	$1,668,019	82,458	$2,116,832
Distributions reinvested	236,281	4,313,585	74,095	1,830,897
Repurchased	(192,450)	(3,650,364)	(122,170)	(3,073,186)
Net increase	132,754	$2,331,240	34,383	$874,543
Class I shares
Sold	178,835	$3,825,264	515,753	$13,908,811
Distributions reinvested	759,379	15,298,480	334,370	8,870,839
Repurchased	(2,991,369)	(61,609,116)	(2,731,871)	(74,145,725)
Net decrease	(2,053,155)	($42,485,372)	(1,881,748)	($51,366,075)

38

		Year ended 3-31-15		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	9,405	$182,794	5,835	$143,781
Distributions reinvested	5,105	96,316	1,452	36,770
Repurchased	(3,277)	(64,675)	(506)	(13,326)
Net increase	11,233	$214,435	6,781	$167,225
Class R2 shares
Sold	1,364	$27,983	13	$373
Distributions reinvested	25	482	—	—
Net increase	1,389	$28,465	13	$373
Class R3 shares
Sold	2,310	$45,979	490	$13,090
Distributions reinvested	133	2,534	15	374
Repurchased	(794)	(16,024)	(199)	(5,432)
Net increase	1,649	$32,489	306	$8,032
Class R4 shares
Sold	1,287	$26,768	1,439	$38,950
Distributions reinvested	548	10,751	167	4,338
Repurchased	(1,415)	(27,985)	(1)	(19)
Net increase	420	$9,534	1,605	$43,269
Class R6 shares
Sold	67,594	$1,413,018	139,312	$3,968,690
Distributions reinvested	82,171	1,660,185	30,006	797,860
Repurchased	(274,859)	(5,727,525)	(54,532)	(1,528,395)
Net increase (decrease)	(125,094)	($2,654,322)	114,786	$3,238,155
Class T shares
Sold	41,904	$841,233	41,771	$1,095,454
Distributions reinvested	938,410	18,081,064	310,378	7,970,498
Repurchased	(501,662)	(9,963,242)	(395,807)	(10,355,540)
Net increase (decrease)	478,652	$8,959,055	(43,658)	($1,289,588)
Class ADV shares
Sold	51,204	$1,153,970	53,909	$1,425,182
Distributions reinvested	211,182	4,186,945	80,558	2,112,223
Repurchased	(876,241)	(17,829,367)	(253,110)	(6,719,773)
Net decrease	(613,855)	($12,488,452)	(118,643)	($3,182,368)
Class NAV shares
Sold	443,565	$11,546,739	231,437	$6,130,434
Distributions reinvested	4,784,638	96,887,085	1,730,886	46,076,183
Repurchased	(20,846,865)	(423,450,264)	(4,431,072)	(119,328,524)
Net decrease	(15,618,662)	($315,016,440)	(2,468,749)	($67,121,907)
Total net decrease	(18,199,658)	($373,649,348)	(5,576,837)	($153,179,068)

There were no share transactions for the years ended March 31, 2015 and 2014 for Class R5.

Affiliates of the fund owned 29%, 76%, 64%, 77%, 100% and 100% of shares of beneficial interest of Class R1, Class R2, Class R3, Class R4, Class R5 and Class NAV, respectively, on March 31, 2015.

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Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $712,101,037 and $1,289,100,923, respectively, for the year ended March 31, 2015.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At March 31, 2015, there were no affiliated funds with an ownership of 5% or more of the fund's net assets.

Note 9 — Direct placement securities

The fund may hold private placement securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at March 31, 2015.

Issuer, description	Original acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of fund's net assets	Value as of 3-31-15
Source HOV	10-31-14	—	—	510	0.16%	$660,643
Bought: 510 shares

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of
John Hancock Select Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Select Growth Fund (the "Fund") at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 18, 2015

41

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $172,546,712 in capital gain dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

42

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	221
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2006	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2012	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

43

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2012	221
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2006	221
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

44

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	221
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, president and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	221
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

45

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

46

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Baillie Gifford Overseas Limited (BG Overseas)

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

47

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

INCOME FUNDS (continued)

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Select Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF202367	334A 3/15 5/15

John Hancock

Disciplined Value Fund

Annual report 3/31/15

A message to shareholders

Dear fellow shareholder,

The U.S. economy continues to improve, with many indicators suggesting that the rising tide of growth is broadening out, becoming more self-sustaining, and benefiting a greater portion of the population. Last year marked the strongest year for job creation since 1999, with nearly three million jobs created and the unemployment rate declining across all 50 states. Consumer spending, a significant driver of economic activity, has been robust thanks to the jobs picture and to sharply lowered fuel prices. Inflation and interest rates remain low, and corporate earnings are strong. Good economic and business news has translated into good news for U.S. investors, with continued solid results for a range of U.S. equity indexes in the first quarter of 2015. Many fixed-income indexes also gained in this environment.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. The European Central Bank announced dramatic monetary policy measures in January to promote economic activity in the region—similar to the monetary policy activity of the U.S. Federal Reserve in recent years. As was the case in the United States beginning in 2009, financial markets in Europe and Japan may turn positive in advance of real economic progress. In fact, our network of asset managers and research firms believes that these central bank programs, also known as quantitative easing, may prove to be the single biggest driver of international market returns in 2015.

While maintaining adequate portfolio diversification is vital in any market environment, we believe it is especially important today given the dramatic central bank interventions of the past few years and the very real geopolitical risk around the world. The uncertainty of today's global financial markets is one of the reasons we at John Hancock Investments believe it is important for long-term portfolios to have exposure to alternative investments. Alternative strategies seek patterns of performance that differ from both stocks and bonds so that they can help bolster a portfolio's performance when volatility strikes. With market volatility climbing in recent months, now may be a good time to discuss the resilience of your portfolio with your financial advisor and whether alternative investments should play a role.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of March 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Disciplined Value Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
31	Notes to financial statements
39	Auditor's report
40	Tax information
41	Trustees and Officers
45	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital primarily through investments in equity securities. Current income is a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15 (%)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1 On 12-19-08, through a reorganization, the fund acquired all of the assets of Robeco Boston Partners Large Cap Value Fund (the predecessor fund). On that date, the predecessor fund's Investor shares were exchanged for Class A shares and its Institutional shares were exchanged for Class I shares of John Hancock Disciplined Value Fund. Class A shares were first offered on 12-22-08. Class A shares' performance shown above for periods prior to this date is that of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Accommodative monetary policy supported equities

Equity markets benefited from continued stimulus from the U.S. Federal Reserve in the form of quantitative easing for most of the period and near-zero interest rates.

Large value stocks lagged the broad market

Large-cap value stocks lagged the broad market as investors sought out companies growing earnings at higher rates.

Stock selection adversely impacted results

The fund underperformed the Russell 1000 Value Index, primarily due to stock selection in the financials and healthcare sectors.

PORTFOLIO COMPOSITION AS OF 3/31/15 (%)

A note about risks

Value stocks may decline in price. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Large company stocks could fall out of favor, and illiquid securities may be difficult to sell at a price approximating their value. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Mark E. Donovan, CFA, Boston Partners

Mark E. Donovan, CFA
Portfolio Manager
Boston Partners

The bull market in U.S. stocks continued over the past twelve months. What kept stocks on a positive trajectory?

U.S. stocks followed up a stellar 2013 by continuing to advance, with most major indexes setting new highs during the reporting period. The S&P 500 Index returned 12.73%, while large-cap value stocks, as measured by the fund's benchmark, the Russell 1000 Value Index, advanced 9.33% during the 12-month period ended March 31, 2015.

Stocks benefited from several catalysts over the course of the fiscal year. The U.S. Federal Reserve (Fed) continued its quantitative easing program for the first half of the period and maintained its zero interest-rate policy, encouraging investors to embrace riskier assets in pursuit of returns. This also provided companies with affordable financing for merger activity and shareholder-friendly actions such as dividend payments and share buybacks. A steadily improving job market also provided support to economic expansion as the first half of the period saw the United States produce its strongest back-to-back quarters of gross domestic product growth since 2003, making it one of the bright spots in an otherwise tepid global economy. And finally, U.S. companies continued to increase earnings at a solid pace with the majority of S&P 500 constituents topping Wall Street expectations.

The strength of the economy and investor confidence enabled stocks to overcome risks that led to sporadic sell-offs throughout the period. Equities were challenged during the year by escalating geopolitical risk in Ukraine and the Middle East, uncertainty over the fate of Greece in the eurozone, sharply falling oil prices, and a strengthening U.S. dollar. Yet in each instance, equities bounced back.

One constant throughout has been a supportive Fed. Since becoming Fed chair in February 2014, Janet Yellen has mostly soothed markets by communicating patience and signaling that interest rates would remain low amid a sluggish recovery in growth and wages.

4

"The fund's performance was helped by a diverse set of companies whose growth catalysts were realized during the reporting period."

The fund underperformed its benchmark index. What factors contributed to this?

Less economically sensitive U.S. growth stocks outperformed the value stocks that we target in the fund as investors were willing to pay for faster earnings growth. We believe stock prices follow earnings and cash flows over time, and the sharp slowdown in earnings growth in the fourth quarter caused by a strengthening U.S. dollar adversely impacted stock prices, especially the large-cap stocks that the fund owns.

Within the fund, stock selection in the financials sector, which was our largest allocation, and in the two best performing sectors for the year—healthcare and consumer discretionary—were the primary contributors to underperformance.

Can you discuss some of the stocks that detracted the most from the fund's performance?

Within financials, the main detractors from the fund's overall absolute performance were its investments in banking stocks Bank of America Corp. and Fifth Third Bancorp, which underperformed other banks and the overall financials sector by a wide margin. In the healthcare sector, the fund was hurt by its pharmaceutical holdings. Within the consumer discretionary sector, Apollo Education Group, Inc. was the single largest detractor. The owner of the for-profit University

SECTOR COMPOSITION AS OF 3/31/15 (%)

5

"While a strengthening dollar has caused earnings growth to stall, free cash flow growth and capital returns to shareholders have continued to increase."

of Phoenix suffered from declining enrollment as it faces more competition from traditional colleges in a recovering economy.

What factors aided the fund's performance?

Prudent diversification resulting from bottom up selection of quality companies at attractive prices is a key feature of our investment approach. The fund's performance was helped by holding a diverse set of companies whose growth catalysts were realized during the reporting period.

The fund's overweight in information technology was a significant contributor to returns, with Apple, Inc. being the greatest individual contributor. The company continued to benefit from robust global demand for its newest iPhone. Stock selection in the energy sector was also positive. The fund benefited from an underweight in Exxon Mobil Corp. and not holding Chevron Corp., two large positions in the benchmark that were hurt by the steep drop in oil prices. An out-of-benchmark holding in aerospace and defense contractor Lockheed Martin Corp. (industrials), as well as consumer stocks Home Depot, Inc. and Time Warner, Inc. also helped returns.

How was the fund positioned at the end of the period?

We continue to overweight the information technology sector, where the fund favors companies with valuations that we believe are inexpensive compared to their normalized earnings and free cash flow characteristics. The fund's overweight position in consumer discretionary stocks has the

TEN LARGEST HOLDINGS AS OF 3/31/15 (%)

Wells Fargo & Company	3.9
Berkshire Hathaway, Inc., Class B	3.9
JPMorgan Chase & Co.	3.6
Pfizer, Inc.	3.2
Capital One Financial Corp.	2.9
Apple, Inc.	2.9
Johnson & Johnson	2.4
Citigroup, Inc.	2.3
CVS Health Corp.	2.3
Cisco Systems, Inc.	2.2
TOTAL	29.6
As a percentage of net assets.
Cash and cash equivalents are not included.

6

potential to benefit from the realization of the "gasoline dividend" should consumers choose to start spending the cost savings from lower gas prices rather than save and pay down debt as they have thus far this year. With the likelihood of higher interest rates growing closer, the fund remains underweight in rate-sensitive sectors with rich valuations, which include real estate investment trusts, utilities, and telecoms.

While a strengthening dollar has caused earnings growth to stall, free cash flow growth and capital returns to shareholders have continued to increase. Current free cash flow yields continue to look very attractive compared to U.S. corporate bond yields. As investors gain confidence that the economy will improve and earnings growth will reappear in the second half of 2015 and in 2016, U.S. equity markets should continue to modestly improve.

MANAGED BY

Mark E. Donovan, CFA On the fund since inception Investing since 1981
David J. Pyle, CFA On the fund since 2000 Investing since 1995

The views expressed in this report are exclusively those of Mark E. Donovan, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an investment division of Robeco Investment Management, Inc.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2015

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Class A1	2.15	12.44	8.21	—	79.76	120.11	—
Class B1	1.68	12.41	7.76	—	79.50	111.13	—
Class C1	5.78	12.72	7.79	—	82.00	111.72	—
Class I1,2	7.86	13.97	9.13	—	92.28	139.63	—
Class I2[1,2]	7.85	13.98	9.03	—	92.37	137.47	—
Class R1[1,2]	7.09	13.13	8.35	—	85.33	122.90	—
Class R2[1,2]	7.39	13.35	8.53	—	87.11	126.76	—
Class R3[1,2]	7.20	13.25	8.46	—	86.30	125.18	—
Class R4[1,2]	7.67	13.68	8.83	—	89.89	132.98	—
Class R5[1,2]	7.98	14.02	9.15	—	92.67	139.96	—
Class R6[1,2]	7.99	14.04	9.19	—	92.87	140.83	—
Class NAV[2,3]	7.98	14.10	—	17.39	93.37	—	155.04
Index 1†	9.33	13.75	7.21	—	90.48	100.67	—
Index 2†	12.73	14.47	8.01	—	96.50	116.10	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class I2, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class I2	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class NAV
Gross (%)	1.11	1.95	1.87	0.84	0.88	1.66	1.38	1.59	1.12	0.79	0.74	0.71
Net (%)	1.11	1.95	1.87	0.84	0.85	1.57	1.32	1.47	1.02	0.79	0.71	0.71

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Russell 1000 Value Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B1,4	3-31-05	21,113	21,113	20,067	21,610
Class C1,4	3-31-05	21,172	21,172	20,067	21,610
Class I1,2	3-31-05	23,963	23,963	20,067	21,610
Class I2[1,2]	3-31-05	23,747	23,747	20,067	21,610
Class R1[1,2]	3-31-05	22,290	22,290	20,067	21,610
Class R2[1,2]	3-31-05	22,676	22,676	20,067	21,610
Class R3[1,2]	3-31-05	22,518	22,518	20,067	21,610
Class R4[1,2]	3-31-05	23,298	23,298	20,067	21,610
Class R5[1,2]	3-31-05	23,996	23,996	20,067	21,610
Class R6[1,2]	3-31-05	24,083	24,083	20,067	21,610
Class NAV[2]	5-29-09	25,504	25,504	25,195	25,782

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	On 12-19-08, through a reorganization, the fund acquired all of the assets of Robeco Boston Partners Large Cap Value Fund (the predecessor fund). On that date, the predecessor fund's Investor shares were exchanged for Class A shares and its Institutional shares were exchanged for Class I shares of John Hancock Disciplined Value Fund. Class A, Class B, and Class C shares were first offered on 12-22-08. The returns prior to this date are those of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of Class A, Class B, and Class C shares, as applicable. Class I and Class I2 shares were first offered on 12-22-08. The returns prior to this date are those of the predecessor fund's institutional shares that have been recalculated to reflect the gross fees and expenses of Class I and Class I2 shares, as applicable. Class R3, Class R4, and Class R5 shares were first offered on 5-22-09; Class R1 shares were first offered on 7-13-09; Class R6 shares were first offered on 9-1-11; Class R2 shares were first offered on 3-1-12. The returns prior to these dates are those of Class A shares that have been recalculated to reflect the gross fees and expenses of Class R3, Class R4, Class R5, Class R1, Class R6, and Class R2 shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.
3	From 5-29-09.
4	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on October 1, 2014, with the same investment held until March 31, 2015.

	Account value on 10-1-2014	Ending value on 3-31-2015	Expenses paid during period ended 3-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,049.30	$5.52	1.08%
Class B	1,000.00	1,045.30	9.74	1.91%
Class C	1,000.00	1,045.80	9.33	1.83%
Class I	1,000.00	1,050.70	4.09	0.80%
Class I2	1,000.00	1,051.10	4.24	0.83%
Class R1	1,000.00	1,047.10	7.86	1.54%
Class R2	1,000.00	1,048.40	6.38	1.25%
Class R3	1,000.00	1,047.60	7.30	1.43%
Class R4	1,000.00	1,050.50	4.96	0.97%
Class R5	1,000.00	1,051.30	3.73	0.73%
Class R6	1,000.00	1,052.00	3.53	0.69%
Class NAV	1,000.00	1,051.90	3.53	0.69%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on October 1, 2014, with the same investment held until March 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 10-1-2014	Ending value on 3-31-2015	Expenses paid during period ended 3-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.50	$5.44	1.08%
Class B	1,000.00	1,015.40	9.60	1.91%
Class C	1,000.00	1,015.80	9.20	1.83%
Class I	1,000.00	1,020.90	4.03	0.80%
Class I2	1,000.00	1,020.80	4.18	0.83%
Class R1	1,000.00	1,017.30	7.75	1.54%
Class R2	1,000.00	1,018.70	6.29	1.25%
Class R3	1,000.00	1,017.80	7.19	1.43%
Class R4	1,000.00	1,020.10	4.89	0.97%
Class R5	1,000.00	1,021.30	3.68	0.73%
Class R6	1,000.00	1,021.50	3.48	0.69%
Class NAV	1,000.00	1,021.50	3.48	0.69%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

11

Fund's investments

As of 3-31-15
	Shares	Value
Common stocks 98.3%		$12,984,847,321
(Cost $11,365,449,005)
Consumer discretionary 9.1%		1,206,039,786
Auto components 0.6%
Lear Corp.	739,752	81,979,318
Diversified consumer services 0.4%
Apollo Education Group, Inc. (I)	2,509,960	47,488,443
Hotels, restaurants and leisure 0.8%
McDonald's Corp.	411,085	40,056,122
Six Flags Entertainment Corp.	1,443,620	69,885,644
Media 5.1%
Comcast Corp., Class A	1,927,673	108,855,694
Liberty Broadband Corp., Series C (I)	1,000,817	56,646,242
Liberty Global PLC, Series C (I)	4,547,431	226,507,538
Liberty Media Corp., Series A (I)	1,105,526	42,618,027
Liberty Media Corp., Series C (I)	2,210,852	84,454,546
Omnicom Group, Inc.	747,096	58,258,546
Scripps Networks Interactive, Inc., Class A	962,495	65,988,657
Time, Inc.	1,364,810	30,626,336
Multiline retail 0.6%
Macy's, Inc.	1,334,545	86,625,316
Specialty retail 1.6%
The Gap, Inc.	2,823,627	122,347,758
The Home Depot, Inc.	736,745	83,701,599
Consumer staples 3.9%		509,119,177
Food and staples retailing 2.3%
CVS Health Corp.	2,895,134	298,806,780
Food products 1.6%
Kellogg Company	625,580	41,257,001
Tyson Foods, Inc., Class A	4,413,979	169,055,396
Energy 8.7%		1,150,851,747
Oil, gas and consumable fuels 8.7%
Anadarko Petroleum Corp.	1,117,420	92,533,550
Canadian Natural Resources, Ltd.	4,110,670	126,238,676
Energen Corp.	1,204,660	79,507,560
EOG Resources, Inc.	1,296,726	118,896,807
EQT Corp.	1,231,845	102,082,995
Marathon Petroleum Corp.	1,535,030	157,171,722
Occidental Petroleum Corp.	2,080,728	151,893,144
Phillips 66	2,926,415	230,016,219

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
QEP Resources, Inc.	3,448,505	$71,901,329
Rice Energy, Inc. (I)	947,139	20,609,745
Financials 27.2%		3,596,529,798
Banks 11.0%
BB&T Corp.	2,507,360	97,761,966
Citigroup, Inc.	5,990,801	308,646,068
Fifth Third Bancorp	3,295,027	62,111,259
JPMorgan Chase & Co.	7,748,852	469,425,454
Wells Fargo & Company	9,522,129	518,003,818
Consumer finance 4.8%
Ally Financial, Inc. (I)	3,255,350	68,297,243
Capital One Financial Corp.	4,842,598	381,693,574
Discover Financial Services	3,252,134	183,257,751
Diversified financial services 3.9%
Berkshire Hathaway, Inc., Class B (I)	3,572,862	515,635,444
Insurance 7.2%
ACE, Ltd.	1,712,712	190,950,261
Aon PLC	825,235	79,321,588
MetLife, Inc.	1,465,973	74,104,935
Prudential Financial, Inc.	1,330,095	106,819,929
The Allstate Corp.	3,513,582	250,061,631
The Travelers Companies, Inc.	1,456,195	157,458,365
Validus Holdings, Ltd.	619,725	26,090,423
XL Group PLC	1,824,305	67,134,424
Real estate investment trusts 0.3%
American Homes 4 Rent, Class A	2,402,155	39,755,665
Health care 18.2%		2,399,029,477
Biotechnology 0.9%
Gilead Sciences, Inc. (I)	1,220,195	119,737,735
Health care equipment and supplies 2.8%
Medtronic PLC	3,352,697	261,476,839
Zimmer Holdings, Inc.	874,020	102,714,830
Health care providers and services 4.3%
Anthem, Inc.	662,075	102,231,001
Express Scripts Holding Company (I)	2,667,632	231,470,429
Omnicare, Inc.	1,721,315	132,644,534
Quest Diagnostics, Inc.	1,345,980	103,438,563
Pharmaceuticals 10.2%
AbbVie, Inc.	2,282,615	133,624,282
Johnson & Johnson	3,161,387	318,035,532

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Health care (continued)
Pharmaceuticals (continued)
Merck & Company, Inc.	4,359,440	$250,580,611
Pfizer, Inc.	12,245,912	426,035,278
Shire PLC, ADR	250,265	59,885,912
Teva Pharmaceutical Industries, Ltd., ADR	2,522,535	157,153,931
Industrials 9.4%		1,245,785,748
Aerospace and defense 6.3%
General Dynamics Corp.	544,395	73,890,733
Honeywell International, Inc.	607,859	63,405,772
Lockheed Martin Corp.	1,362,477	276,528,332
Raytheon Company	1,727,065	188,681,851
United Technologies Corp.	1,952,355	228,816,006
Airlines 1.5%
Delta Air Lines, Inc.	3,228,885	145,170,670
United Continental Holdings, Inc. (I)	892,720	60,035,420
Electrical equipment 0.4%
Emerson Electric Company	941,550	53,310,561
Machinery 1.2%
AGCO Corp.	8,340	397,318
Crane Company	1,357,415	84,716,270
Ingersoll-Rand PLC	1,040,435	70,832,815
Information technology 16.0%		2,114,855,110
Communications equipment 3.2%
Brocade Communications Systems, Inc.	7,537,233	89,429,270
Cisco Systems, Inc.	10,562,401	290,730,088
Harris Corp.	451,545	35,563,684
Electronic equipment, instruments and components 1.1%
TE Connectivity, Ltd.	2,116,297	151,569,191
IT services 0.5%
Fidelity National Information Services, Inc.	918,455	62,510,047
Semiconductors and semiconductor equipment 1.0%
NXP Semiconductors NV (I)	811,740	81,466,226
ON Semiconductor Corp. (I)	4,119,429	49,886,285
Software 4.3%
Activision Blizzard, Inc.	5,205,125	118,286,466
Microsoft Corp.	6,428,560	261,353,107
Oracle Corp.	4,405,850	190,112,428
Technology hardware, storage and peripherals 5.9%
Apple, Inc.	3,049,125	379,402,624
EMC Corp.	8,295,375	212,029,785
Seagate Technology PLC	1,024,591	53,309,470

14SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals (continued)
	Western Digital Corp.		1,529,573	$139,206,439
Materials 3.7%				483,250,623
Chemicals 0.7%
	Huntsman Corp.		4,408,925	97,745,867
Containers and packaging 1.9%
	Avery Dennison Corp.		1,322,910	69,995,168
	Crown Holdings, Inc. (I)		1,765,503	95,372,472
	MeadWestvaco Corp.		1,576,165	78,603,349
Metals and mining 0.3%
	Barrick Gold Corp.		3,251,980	35,641,701
Paper and forest products 0.8%
	International Paper Company		1,908,309	105,892,066
Telecommunication services 1.1%				142,498,544
Diversified telecommunication services 1.1%
	Verizon Communications, Inc.		2,930,260	142,498,544
Utilities 1.0%				136,887,311
Independent power and renewable electricity producers 1.0%
	AES Corp.		10,652,709	136,887,311
	Yield (%)		Shares	Value
Short-term investments 1.6%				$208,720,429
(Cost $208,720,429)
Money market funds 1.6%				208,720,429
State Street Institutional U.S. Government Money Market Fund	0.0000(Y	)	208,720,429	208,720,429
Total investments (Cost $11,574,169,434)† 99.9%				$13,193,567,750
Other assets and liabilities, net 0.1%				$9,603,075
Total net assets 100.0%				$13,203,170,825

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(Y)	The rate shown is the annualized seven-day yield as of 3-31-15.
†	At 3-31-15, the aggregate cost of investment securities for federal income tax purposes was $11,577,682,233. Net unrealized appreciation aggregated $1,615,885,517, of which $1,885,347,358 related to appreciated investment securities and $269,461,841 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 3-31-15

Assets
Investments, at value (Cost $11,574,169,434)	$13,193,567,750
Cash	291,889
Receivable for investments sold	20,542,230
Receivable for fund shares sold	44,255,107
Dividends and interest receivable	15,642,558
Receivable for securities lending income	34,144
Receivable due from advisor	1,016
Other receivables and prepaid expenses	381,556
Total assets	13,274,716,250
Liabilities
Payable for investments purchased	37,731,534
Payable for fund shares repurchased	31,390,093
Payable to affiliates
Accounting and legal services fees	190,478
Transfer agent fees	988,871
Distribution and service fees	63,679
Trustees' fees	13,702
Other liabilities and accrued expenses	1,167,068
Total liabilities	71,545,425
Net assets	$13,203,170,825
Net assets consist of
Paid-in capital	$11,375,961,752
Undistributed net investment income	72,933,906
Accumulated net realized gain (loss) on investments	134,875,601
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,619,399,566
Net assets	$13,203,170,825

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($2,705,176,637 ÷ 139,131,278 shares)[1]	$19.44
Class B ($18,680,672 ÷ 1,016,167 shares)[1]	$18.38
Class C ($302,262,032 ÷ 16,399,390 shares)[1]	$18.43
Class I ($7,026,412,658 ÷ 371,490,403 shares)	$18.91
Class I2 ($89,136,152 ÷ 4,712,441 shares)	$18.92
Class R1 ($21,743,396 ÷ 1,150,494 shares)	$18.90
Class R2 ($119,720,661 ÷ 6,333,264 shares)	$18.90
Class R3 ($27,725,186 ÷ 1,467,634 shares)	$18.89
Class R4 ($228,150,324 ÷ 12,058,810 shares)	$18.92
Class R5 ($375,587,606 ÷ 19,832,368 shares)	$18.94
Class R6 ($1,444,195,186 ÷ 76,271,073 shares)	$18.94
Class NAV ($844,380,315 ÷ 44,580,595 shares)	$18.94
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$20.46

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENT OF OPERATIONS   For the year ended 3-31-15

Investment income
Dividends	$245,802,969
Securities lending	270,444
Less foreign taxes withheld	(1,157,711)
Total investment income	244,915,702
Expenses
Investment management fees	75,451,528
Distribution and service fees	10,505,924
Accounting and legal services fees	1,306,185
Transfer agent fees	10,744,883
Trustees' fees	164,958
State registration fees	527,536
Printing and postage	573,753
Professional fees	241,711
Custodian fees	1,320,826
Registration and filing fees	559,264
Other	122,416
Total expenses	101,518,984
Less expense reductions	(1,225,924)
Net expenses	100,293,060
Net investment income	144,622,642
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	566,410,856
Investments in affiliated issuers	(1,995)
566,408,861
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	175,799,432
Investments in affiliated issuers	(3,553)
175,795,879
Net realized and unrealized gain	742,204,740
Increase in net assets from operations	$886,827,382

18SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-15	Year ended 3-31-14
Increase (decrease) in net assets
From operations
Net investment income	$144,622,642	$55,528,024
Net realized gain	566,408,861	582,513,722
Change in net unrealized appreciation (depreciation)	175,795,879	772,950,701
Increase in net assets resulting from operations	886,827,382	1,410,992,447
Distributions to shareholders
From net investment income
Class A	(12,683,136)	(11,464,453)
Class I	(51,067,801)	(22,650,482)
Class I2	(680,456)	(473,383)
Class R1	(13,155)	(7,951)
Class R2	(439,223)	(42,873)
Class R3	(52,490)	(15,558)
Class R4	(1,076,510)	(314,258)
Class R5	(3,033,264)	(4,780,156)
Class R6	(11,805,127)	(2,064,564)
Class NAV	(7,020,069)	(4,585,039)
From net realized gain
Class A	(103,062,586)	(107,405,752)
Class B	(791,952)	(881,403)
Class C	(10,999,627)	(5,916,683)
Class I	(274,429,513)	(143,285,296)
Class I2	(3,703,254)	(2,920,019)
Class R1	(838,821)	(471,703)
Class R2	(4,578,609)	(637,097)
Class R3	(1,002,415)	(420,155)
Class R4	(7,472,393)	(2,669,244)
Class R5	(14,084,398)	(26,267,192)
Class R6	(54,545,637)	(11,281,958)
Class NAV	(32,436,257)	(24,877,000)
Total distributions	(595,816,693)	(373,432,219)
From fund share transactions	4,642,210,923	2,887,914,251
Total increase	4,933,221,612	3,925,474,479
Net assets
Beginning of year	8,269,949,213	4,344,474,734
End of year	$13,203,170,825	$8,269,949,213
Undistributed net investment income	$72,933,906	$16,195,686

SEE NOTES TO FINANCIAL STATEMENTS19

Financial highlights

Class A Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$18.94	$15.94	$14.33	$13.83	$12.31
Net investment income[1]	0.20	0.12	0.14	0.11	0.05
Net realized and unrealized gain on investments	1.19	3.85	2.09	0.77	1.57
Total from investment operations	1.39	3.97	2.23	0.88	1.62
Less distributions
From net investment income	(0.10)	(0.09)	(0.12)	(0.07)	(0.03)
From net realized gain	(0.79)	(0.88)	(0.50)	(0.31)	(0.07)
Total distributions	(0.89)	(0.97)	(0.62)	(0.38)	(0.10)
Net asset value, end of period	$19.44	$18.94	$15.94	$14.33	$13.83
Total return (%)[2,3]	7.53	25.30	16.04	6.91	13.20
Ratios and supplemental data
Net assets, end of period (in millions)	$2,705	$2,702	$1,481	$1,068	$601
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	1.12	1.20	1.24	1.24
Expenses including reductions	1.08	1.11	1.20	1.24	1.24
Net investment income	1.04	0.68	0.95	0.82	0.38
Portfolio turnover (%)	44	45	44	44	50

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

20SEE NOTES TO FINANCIAL STATEMENTS

Class B Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$18.00	$15.24	$13.73	$13.30	$11.91
Net investment income (loss)[1]	0.04	(0.03)	0.01	— [2]	(0.05)
Net realized and unrealized gain on investments	1.13	3.67	2.01	0.74	1.51
Total from investment operations	1.17	3.64	2.02	0.74	1.46
Less distributions
From net investment income	—	—	(0.01)	—	—
From net realized gain	(0.79)	(0.88)	(0.50)	(0.31)	(0.07)
Total distributions	(0.79)	(0.88)	(0.51)	(0.31)	(0.07)
Net asset value, end of period	$18.38	$18.00	$15.24	$13.73	$13.30
Total return (%)[3,4]	6.68	24.21	15.09	5.99	12.28
Ratios and supplemental data
Net assets, end of period (in millions)	$19	$19	$14	$10	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	1.91	1.96	2.08	2.14	2.27
Expenses including reductions	1.90	1.96	2.05	2.05	2.05
Net investment income (loss)	0.20	(0.17)	0.10	0.01	(0.45)
Portfolio turnover (%)	44	45	44	44	50

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS21

Class C Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$18.03	$15.26	$13.74	$13.30	$11.91
Net investment income (loss)[1]	0.07	(0.02)	0.02	0.01	(0.05)
Net realized and unrealized gain on investments	1.12	3.67	2.01	0.74	1.51
Total from investment operations	1.19	3.65	2.03	0.75	1.46
Less distributions
From net investment income	—	—	(0.01)	—	—
From net realized gain	(0.79)	(0.88)	(0.50)	(0.31)	(0.07)
Total distributions	(0.79)	(0.88)	(0.51)	(0.31)	(0.07)
Net asset value, end of period	$18.43	$18.03	$15.26	$13.74	$13.30
Total return (%)[2,3]	6.78	24.25	15.19	6.07	12.28
Ratios and supplemental data
Net assets, end of period (in millions)	$302	$171	$59	$40	$30
Ratios (as a percentage of average net assets):
Expenses before reductions	1.84	1.88	1.98	2.02	2.07
Expenses including reductions	1.83	1.88	1.98	2.02	2.05
Net investment income (loss)	0.35	(0.09)	0.17	0.04	(0.45)
Portfolio turnover (%)	44	45	44	44	50

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

22SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$18.44	$15.54	$13.99	$13.52	$12.03
Net investment income[1]	0.25	0.17	0.18	0.15	0.09
Net realized and unrealized gain (loss) on investments	1.16	3.75	2.04	0.75	1.54
Total from investment operations	1.41	3.92	2.22	0.90	1.63
Less distributions
From net investment income	(0.15)	(0.14)	(0.17)	(0.12)	(0.07)
From net realized gain	(0.79)	(0.88)	(0.50)	(0.31)	(0.07)
Total distributions	(0.94)	(1.02)	(0.67)	(0.43)	(0.14)
Net asset value, end of period	$18.91	$18.44	$15.54	$13.99	$13.52
Total return (%)	7.86	25.61	16.40	7.27	13.66
Ratios and supplemental data
Net assets, end of period (in millions)	$7,026	$3,671	$1,680	$711	$399
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	0.83	0.87	0.88	0.86
Expenses including reductions	0.81	0.83	0.87	0.88	0.86
Net investment income	1.34	0.96	1.26	1.18	0.75
Portfolio turnover (%)	44	45	44	44	50

1	Based on average daily shares outstanding.

Class I2 Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$18.45	$15.55	$13.99	$13.53	$12.04
Net investment income[1]	0.24	0.17	0.18	0.15	0.09
Net realized and unrealized gain on investments	1.17	3.75	2.05	0.75	1.54
Total from investment operations	1.41	3.92	2.23	0.90	1.63
Less distributions
From net investment income	(0.15)	(0.14)	(0.17)	(0.13)	(0.07)
From net realized gain	(0.79)	(0.88)	(0.50)	(0.31)	(0.07)
Total distributions	(0.94)	(1.02)	(0.67)	(0.44)	(0.14)
Net asset value, end of period	$18.92	$18.45	$15.55	$13.99	$13.53
Total return (%)[2]	7.85	25.63	16.51	7.24	13.65
Ratios and supplemental data
Net assets, end of period (in millions)	$89	$75	$34	$25	$23
Ratios (as a percentage of average net assets):
Expenses before reductions	0.84	0.87	0.92	0.93	0.92
Expenses including reductions	0.83	0.85	0.85	0.85	0.85
Net investment income	1.28	0.96	1.29	1.21	0.74
Portfolio turnover (%)	44	45	44	44	50

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R1 Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$18.43	$15.54	$13.99	$13.52	$12.05
Net investment income[1]	0.12	0.04	0.08	0.06	— [2]
Net realized and unrealized gain on investments	1.15	3.75	2.04	0.74	1.54
Total from investment operations	1.27	3.79	2.12	0.80	1.54
Less distributions
From net investment income	(0.01)	(0.02)	(0.07)	(0.02)	—
From net realized gain	(0.79)	(0.88)	(0.50)	(0.31)	(0.07)
Total distributions	(0.80)	(0.90)	(0.57)	(0.33)	(0.07)
Net asset value, end of period	$18.90	$18.43	$15.54	$13.99	$13.52
Total return (%)[3]	7.09	24.69	15.63	6.41	12.80
Ratios and supplemental data
Net assets, end of period (in millions)	$22	$13	$6	$3	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.54	1.67	1.85	2.16	3.21
Expenses including reductions	1.53	1.57	1.58	1.65	1.61
Net investment income	0.63	0.22	0.56	0.45	0.01
Portfolio turnover (%)	44	45	44	44	50

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R2 Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$18.44	$15.55	$14.00	$13.49
Net investment income[2]	0.19	0.08	0.12	—	[3]
Net realized and unrealized gain on investments	1.14	3.75	2.04	0.51
Total from investment operations	1.33	3.83	2.16	0.51
Less distributions
From net investment income	(0.08)	(0.06)	(0.11)	—
From net realized gain	(0.79)	(0.88)	(0.50)	—
Total distributions	(0.87)	(0.94)	(0.61)	—
Net asset value, end of period	$18.90	$18.44	$15.55	$14.00
Total return (%)[4]	7.39	24.98	15.90	3.78	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$120	$38	$4	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.25	1.33	3.02	15.96	[7]
Expenses including reductions	1.24	1.32	1.32	1.40	[7]
Net investment income	0.99	0.45	0.80	0.41	[7]
Portfolio turnover (%)	44	45	44	44	[8]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS25

Class R3 Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$18.43	$15.54	$13.99	$13.52	$12.04
Net investment income[1]	0.14	0.06	0.10	0.07	0.01
Net realized and unrealized gain on investments	1.15	3.74	2.04	0.75	1.54
Total from investment operations	1.29	3.80	2.14	0.82	1.55
Less distributions
From net investment income	(0.04)	(0.03)	(0.09)	(0.04)	—	[2]
From net realized gain	(0.79)	(0.88)	(0.50)	(0.31)	(0.07)
Total distributions	(0.83)	(0.91)	(0.59)	(0.35)	(0.07)
Net asset value, end of period	$18.89	$18.43	$15.54	$13.99	$13.52
Total return (%)[3]	7.20	24.81	15.75	6.52	12.93
Ratios and supplemental data
Net assets, end of period (in millions)	$28	$15	$4	— [4]	—	[4]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.43	1.57	2.33	11.16	20.34
Expenses including reductions	1.42	1.47	1.48	1.55	1.52
Net investment income	0.73	0.35	0.67	0.54	0.10
Portfolio turnover (%)	44	45	44	44	50

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than $500,000.

26SEE NOTES TO FINANCIAL STATEMENTS

Class R4 Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$18.45	$15.54	$13.99	$13.52	$12.04
Net investment income[1]	0.25	0.13	0.16	0.11	0.05
Net realized and unrealized gain on investments	1.12	3.76	2.03	0.75	1.54
Total from investment operations	1.37	3.89	2.19	0.86	1.59
Less distributions
From net investment income	(0.11)	(0.10)	(0.14)	(0.08)	(0.04)
From net realized gain	(0.79)	(0.88)	(0.50)	(0.31)	(0.07)
Total distributions	(0.90)	(0.98)	(0.64)	(0.39)	(0.11)
Net asset value, end of period	$18.92	$18.45	$15.54	$13.99	$13.52
Total return (%)[2]	7.67	25.44	16.19	6.86	13.25
Ratios and supplemental data
Net assets, end of period (in millions)	$228	$75	$5	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	1.11	1.63	2.35	2.81
Expenses including reductions	0.97	1.01	1.09	1.25	1.20
Net investment income	1.31	0.75	1.09	0.85	0.40
Portfolio turnover (%)	44	45	44	44	50

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS27

Class R5 Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$18.47	$15.57	$14.00	$13.53	$12.04
Net investment income[1]	0.24	0.18	0.20	0.15	0.08
Net realized and unrealized gain on investments	1.19	3.76	2.04	0.74	1.55
Total from investment operations	1.43	3.94	2.24	0.89	1.63
Less distributions
From net investment income	(0.17)	(0.16)	(0.17)	(0.11)	(0.07)
From net realized gain	(0.79)	(0.88)	(0.50)	(0.31)	(0.07)
Total distributions	(0.96)	(1.04)	(0.67)	(0.42)	(0.14)
Net asset value, end of period	$18.94	$18.47	$15.57	$14.00	$13.53
Total return (%)[2]	7.98	25.71	16.55	7.20	13.61
Ratios and supplemental data
Net assets, end of period (in millions)	$376	$591	$415	$33	$15
Ratios (as a percentage of average net assets):
Expenses before reductions	0.73	0.74	0.78	0.90	1.23
Expenses including reductions	0.72	0.73	0.78	0.90	0.94
Net investment income	1.27	1.05	1.42	1.19	0.59
Portfolio turnover (%)	44	45	44	44	50

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

28SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$18.47	$15.57	$14.00	$12.19
Net investment income[2]	0.31	0.19	0.19	0.10
Net realized and unrealized gain on investments	1.12	3.75	2.06	2.15
Total from investment operations	1.43	3.94	2.25	2.25
Less distributions
From net investment income	(0.17)	(0.16)	(0.18)	(0.13)
From net realized gain	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	(0.96)	(1.04)	(0.68)	(0.44)
Net asset value, end of period	$18.94	$18.47	$15.57	$14.00
Total return (%)[3]	7.99	25.72	16.60	19.09	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,444	$356	$118	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.72	0.74	0.82	2.32	[5]
Expenses including reductions	0.69	0.73	0.82	0.86	[5]
Net investment income	1.63	1.06	1.28	1.31	[5]
Portfolio turnover (%)	44	45	44	44	[6]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS29

Class NAV Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$18.47	$15.57	$14.00	$13.53	$12.04
Net investment income[1]	0.27	0.19	0.20	0.16	0.10
Net realized and unrealized gain on investments	1.16	3.75	2.05	0.75	1.54
Total from investment operations	1.43	3.94	2.25	0.91	1.64
Less distributions
From net investment income	(0.17)	(0.16)	(0.18)	(0.13)	(0.08)
From net realized gain	(0.79)	(0.88)	(0.50)	(0.31)	(0.07)
Total distributions	(0.96)	(1.04)	(0.68)	(0.44)	(0.15)
Net asset value, end of period	$18.94	$18.47	$15.57	$14.00	$13.53
Total return (%)[2]	7.98	25.73	16.66	7.38	13.71
Ratios and supplemental data
Net assets, end of period (in millions)	$844	$543	$524	$338	$405
Ratios (as a percentage of average net assets):
Expenses before reductions	0.69	0.71	0.74	0.77	0.79
Expenses including reductions	0.69	0.71	0.74	0.77	0.79
Net investment income	1.45	1.09	1.40	1.28	0.82
Portfolio turnover (%)	44	45	44	44	50

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

30SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Disciplined Value Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to provide long-term growth of capital primarily through investments in equity securities. Current income is a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class B and Class I2 shares are closed to new investors. Class R1, Class R2, Class R3, Class R4, and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, are valued at their respective net asset values each business day. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of March 31, 2015, all investments are categorized as Level 1 under the hierarchy described above.

31

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended March 31, 2015 were $3,309. For the year ended March 31, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution

32

and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of March 31, 2015, the fund has a capital loss carryforward of $53,166,533 available to offset future net realized capital gains. This carryforward expires as follows: March 31, 2016 - $10,552,858 and March 31, 2017 - $42,613,675.

It is estimated that $50,300,349 of the loss carryforward, which was acquired on July 10, 2009, in a merger with John Hancock Classic Value Fund II, will likely expire unused because of limitations of its use under tax rules.

As of March 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended March 31, 2015 and 2014 was as follows:

	March 31, 2015	March 31, 2014
Ordinary Income	$153,764,113	$123,594,138
Long-Term Capital Gain	442,052,580	249,838,081
Total	$595,816,693	$373,432,219

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2015, the components of distributable earnings on a tax basis consisted of $90,423,723 of undistributed ordinary income and $174,065,116 of undistributed long-term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under

33

these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. Effective January 1, 2015, the fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of: (a) 0.750% of the first $500 million of the fund's average daily net assets; (b) 0.725% of the next $500 million of the fund's average daily net assets; (c) 0.700% of the next $500 million of the fund's average daily net assets; (d) 0.675% of the next $1 billion of the fund's average daily net assets; (e) 0.650% of the next $10 billion of the fund's average daily net assets; and (f) 0.625% of the fund's average daily net assets in excess of $12.5 billion. The Advisor has a subadvisory agreement with Boston Partners, a division of Robeco Investment Management, Inc. The fund is not responsible for payment of subadvisory fees.

Prior to January 1, 2015, the fund had an investment management agreement with the Advisor under which the fund paid a daily management fee to the Advisor, on an annual basis, equal to the sum of: (a) 0.750% of the first $500 million of the fund's average daily net assets; (b) 0.725% of the next $500 million of the fund's average daily net assets; (c) 0.700% of the next $500 million of the fund's average daily net assets; (d) 0.675% of the next $1 billion of the fund's average daily net assets; and (e) 0.650% of the fund's average daily net assets in excess of $2.5 billion.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2015, the waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reimburse or limit certain expenses for certain share classes of the fund. This agreement excludes certain expenses such as taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and short dividend expense. These reimbursements and limits are such that these expenses will not exceed 0.85%, 1.57%, 1.32%, 1.47% and 1.07% for Class I2, Class R1, Class R2, Class R3 and Class R4 shares, respectively. The fee waivers and/or expense reimbursements will continue in effect until June 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

Effective July 1, 2014, the Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class B shares of the fund, including Rule 12b-1 fees, transfer agent fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 1.30% of average annual net assets (on an annualized basis) attributable to Class B shares (the Class Expense Waiver). The Class Expense Waiver expires on June 30, 2015, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at the time.

Prior to July 1, 2014, the Advisor had contractually agreed to reimburse or limit certain expenses for Class B and Class R6 shares of the fund. This agreement excludes certain expenses such as taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and short dividend expense. These reimbursements and limits were such that these expenses would not exceed 2.05% and 0.82% for Class B and Class R6 shares, respectively.

34

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, including transfer agent fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares (the Class Expense Waiver). The Class Expense Waiver expires on June 30, 2015, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at the time.

For the year ended March 31, 2015, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$237,157	Class R3	$2,121
Class B	1,811	Class R4	10,921
Class C	17,790	Class R5	42,964
Class I	439,829	Class R6	261,438
Class I2	6,903	Class NAV	54,229
Class R1	1,767	Total	$1,083,531
Class R2	6,601

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2015 were equivalent to a net annual effective rate of 0.65% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3, and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

Class A shares are currently charged 0.25% for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of 12b-1 fees for Class R4 shares to limit the 12b-1 fees on Class R4 to 0.15% of the average daily net assets of Class R4 shares, until at least June 30, 2015, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $142,393 for Class R4 shares for the year ended March 31, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $6,702,425 for the year ended March 31, 2015. Of this amount, $1,106,385 was retained and used for

35

printing prospectuses, advertising, sales literature and other purposes, $5,569,480 was paid as sales commissions to broker-dealers and $26,560 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2015, CDSCs received by the Distributor amounted to $3,633, $16,958 and $49,842 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended March 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$6,614,919	$3,316,839	$204,613	$218,646
Class B	191,127	23,942	15,995	1,346
Class C	2,381,433	297,792	31,208	16,302
Class I	—	6,723,726	108,299	294,969
Class I2	—	101,360	23,424	1,923
Class R1	136,752	3,042	15,041	902
Class R2	435,764	14,218	24,430	2,746
Class R3	150,751	3,852	15,656	650
Class R4	495,214	23,375	24,381	6,198
Class R5	99,964	101,507	17,792	12,662
Class R6	—	135,230	46,697	17,409
Total	$10,505,924	$10,744,883	$527,536	$573,753

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

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Note 5 — Fund share transactions

Transactions in fund shares for the years ended March 31, 2015 and 2014 were as follows:

		Year ended 3-31-15		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	56,841,350	$1,096,662,923	66,468,713	$1,184,749,184
Distributions reinvested	6,096,271	113,512,560	6,584,301	117,266,393
Repurchased	(66,480,727)	(1,293,771,383)	(23,301,466)	(412,475,664)
Net increase (decrease)	(3,543,106)	($83,595,900)	49,751,548	$889,539,913
Class B shares
Sold	153,510	$2,811,812	299,991	$5,048,977
Distributions reinvested	41,496	732,408	47,326	803,124
Repurchased	(241,758)	(4,433,014)	(187,971)	(3,146,399)
Net increase (decrease)	(46,752)	($888,794)	159,346	$2,705,702
Class C shares
Sold	8,106,379	$148,626,164	6,130,668	$105,059,369
Distributions reinvested	496,009	8,774,404	291,483	4,955,207
Repurchased	(1,710,943)	(31,451,792)	(763,651)	(12,969,431)
Net increase	6,891,445	$125,948,776	5,658,500	$97,045,145
Class I shares
Sold	247,842,283	$4,642,725,693	157,732,340	$2,694,195,154
Distributions reinvested	15,934,799	288,419,864	8,290,598	143,676,056
Repurchased	(91,316,321)	(1,722,347,847)	(75,045,001)	(1,302,744,499)
Net increase	172,460,761	$3,208,797,710	90,977,937	$1,535,126,711
Class I2 shares
Sold	1,656,290	$30,693,940	2,574,220	$43,632,873
Distributions reinvested	241,901	4,378,406	195,555	3,388,966
Repurchased	(1,269,673)	(23,897,663)	(880,136)	(15,317,752)
Net increase	628,518	$11,174,683	1,889,639	$31,704,087
Class R1 shares
Sold	664,083	$12,450,925	576,595	$9,969,871
Distributions reinvested	33,470	606,476	20,136	349,360
Repurchased	(264,782)	(4,984,982)	(240,894)	(4,145,634)
Net increase	432,771	$8,072,419	355,837	$6,173,597
Class R2 shares
Sold	6,005,834	$112,997,028	1,928,799	$34,271,275
Distributions reinvested	215,651	3,905,448	35,013	607,469
Repurchased	(1,928,853)	(36,498,709)	(206,368)	(3,669,309)
Net increase	4,292,632	$80,403,767	1,757,444	$31,209,435
Class R3 shares
Sold	1,086,659	$20,350,336	616,053	$10,858,653
Distributions reinvested	58,249	1,054,888	25,112	435,694
Repurchased	(509,459)	(9,588,533)	(87,994)	(1,516,936)
Net increase	635,449	$11,816,691	553,171	$9,777,411

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		Year ended 3-31-15		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	9,353,161	$178,036,022	3,965,095	$66,564,803
Distributions reinvested	472,054	8,548,903	172,059	2,983,502
Repurchased	(1,824,905)	(34,592,289)	(419,640)	(7,305,850)
Net increase	8,000,310	$151,992,636	3,717,514	$62,242,455
Class R5 shares
Sold	23,298,183	$442,099,467	6,759,505	$117,417,509
Distributions reinvested	944,683	17,117,662	1,789,472	31,047,348
Repurchased	(36,393,140)	(710,984,144)	(3,235,655)	(57,063,767)
Net increase (decrease)	(12,150,274)	($251,767,015)	5,313,322	$91,401,090
Class R6 shares
Sold	59,066,693	$1,140,106,261	13,376,512	$233,137,306
Distributions reinvested	3,663,764	66,350,764	769,696	13,346,522
Repurchased	(5,757,098)	(109,055,462)	(2,434,397)	(42,833,354)
Net increase	56,973,359	$1,097,401,563	11,711,811	$203,650,474
Class NAV shares
Sold	14,604,013	$274,185,711	208,369	$3,641,852
Distributions reinvested	2,177,501	39,456,326	1,698,100	29,462,039
Repurchased	(1,608,154)	(30,787,650)	(6,139,985)	(105,765,660)
Net increase (decrease)	15,173,360	$282,854,387	(4,233,516)	($72,661,769)
Total net increase	249,748,473	$4,642,210,923	167,612,553	$2,887,914,251

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on March 31, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $8,943,699,989 and $4,811,001,415, respectively, for the year ended March 31, 2015.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At March 31, 2015, there were no affiliated funds with an ownership of 5%or more of the fund's net assets.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of

John Hancock Disciplined Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Disciplined Value Fund (the "Fund") at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 18, 2015

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $442,052,580 in capital gain dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	221
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2006	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2012	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

41

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2012	221
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2006	221
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

42

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	221
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, president and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	221
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

43

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

44

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Robeco Investment Management, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

45

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

INCOME FUNDS (continued)

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Disciplined Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF202362	340A 3/15 5/15

John Hancock

Core High Yield Fund

Annual report 3/31/15

A message to shareholders

Dear fellow shareholder,

The U.S. economy continues to improve, with many indicators suggesting that the rising tide of growth is broadening out, becoming more self-sustaining, and benefiting a greater portion of the population. Last year marked the strongest year for job creation since 1999, with nearly three million jobs created and the unemployment rate declining across all 50 states. Consumer spending, a significant driver of economic activity, has been robust thanks to the jobs picture and to sharply lowered fuel prices. Inflation and interest rates remain low, and corporate earnings are strong. Good economic and business news has translated into good news for U.S. investors, with continued solid results for a range of U.S. equity indexes in the first quarter of 2015. Many fixed-income indexes also gained in this environment.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. The European Central Bank announced dramatic monetary policy measures in January to promote economic activity in the region—similar to the monetary policy activity of the U.S. Federal Reserve in recent years. As was the case in the United States beginning in 2009, financial markets in Europe and Japan may turn positive in advance of real economic progress. In fact, our network of asset managers and research firms believes that these central bank programs, also known as quantitative easing, may prove to be the single biggest driver of international market returns in 2015.

While maintaining adequate portfolio diversification is vital in any market environment, we believe it is especially important today given the dramatic central bank interventions of the past few years and the very real geopolitical risk around the world. The uncertainty of today's global financial markets is one of the reasons we at John Hancock Investments believe it is important for long-term portfolios to have exposure to alternative investments. Alternative strategies seek patterns of performance that differ from both stocks and bonds so that they can help bolster a portfolio's performance when volatility strikes. With market volatility climbing in recent months, now may be a good time to discuss the resilience of your portfolio with your financial advisor and whether alternative investments should play a role.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of March 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Core High Yield Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
22	Financial statements
26	Financial highlights
31	Notes to financial statements
41	Auditor's report
42	Tax information
43	Trustees and Officers
47	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks total return, consisting of a high level of current income and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15 (%)

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund underperformed its benchmark

Positioning in the energy sector contributed to the fund's underperformance relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.

Duration positioning acted as a headwind

The fund had a lower duration than its benchmark, which detracted from performance at a time of falling yields.

Individual security selection was a positive factor in fund performance

Positions in certain outperforming bonds aided returns during the annual period, as did an emphasis on higher-yielding securities.

PORTFOLIO COMPOSITION AS OF 3/31/15 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Frequent trading may increase fund transaction costs and increase taxable distributions. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. Loan participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, and the risks of being a lender. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectuses for additional risks.

Discussion of fund performance

An interview with Portfolio Manager Terry Carr, CFA, John Hancock Asset Management a division of Manulife Asset Management (North America) LLC

Terry Carr, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the market environment of the past 12 months?

The 12-month period brought substantial shifts within the high-yield market. During the first three months of the reporting period, high-yield bonds performed very well as investors responded favorably to the backdrop of improving economic growth and low defaults among high-yield issuers. In addition, the unattractive yields on government bonds worldwide helped fuel continued demand for higher-yielding investments.

In July, however, the environment began to shift due to weakness in the price of oil. Energy companies represent a relatively large percentage of the issuers in the high-yield market, so falling oil prices fueled selling in this sector. As the downturn in oil prices accelerated through the second half of 2014, the weakness in the energy sector spilled over to the entire market as investors pulled cash from high-yield mutual funds and exchange-traded portfolios. The sell-off reached a crescendo in the illiquid holiday market conditions of mid-December, but the market subsequently rebounded due to a stabilization in oil prices and growing confidence that the U.S. Federal Reserve (Fed) will raise interest rates in a gradual fashion. The late rally enabled the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index, the fund's benchmark, to finish the 12-month period in positive territory.

What aspects of the fund's positioning hurt performance?

Two factors stood out as being detractors from the fund's 12-month results. First, the fund came into the fourth calendar quarter with an overweight (above-benchmark position) in the energy sector, which meant that it was negatively impacted by the sharp downturn in the sector. The largest individual detractors were weaker energy services and exploration and production issuers such as Midstates Petroleum Company, Inc., Halcon Resources Corp., and Permian Holdings, Inc., among

"...the fund benefited from our emphasis on higher-yielding securities within the asset class."
others. We subsequently moved to an underweight in energy, which prevented the fund from participating in the sector's recovery during the first calendar quarter. Although the energy sector rebounded somewhat in the last two months of the period, we continued to see significant challenges to oil prices stemming from global oversupply. Believing the sector will continue to experience above-average volatility and underperformance through the remainder of the year, we maintained an underweight in energy.
The second factor that represented a headwind to performance was the fund's lower duration (interest-rate sensitivity) relative to the benchmark. As of March 31, 2015, the fund's duration stood at 3.7 years, compared with 4.3 years for the benchmark. This positioning is typical for the fund, as we prefer to seek excess returns by taking credit risk rather than interest-rate risk. During the past year, however, the meaningful decline in long-term bond yields meant that the fund would have been better served by holding a longer duration. Still, we believe this is an appropriate positioning for an environment of healthy economic growth and tighter Fed policy.

QUALITY COMPOSITION AS OF 3/31/15 (%)

"The vast majority of the portfolio is invested in the United States, as we continue to find the best values in the domestic market."

What factors helped fund performance during the period?

Positions in certain individual securities made positive contributions to fund performance. Among individual securities, the largest contribution came from Rockies Express Pipeline LLC's bonds due in 2018, which performed well in the energy sell-off due to the shorter maturity and the company's stable revenues. Positions in Calumet Specialty Products Partners LP, whose profit margins have benefited from lower oil prices, and Sirius XM Radio, Inc., which experienced strong subscriber growth and improved cash flow, were additional contributors of note.

In addition, the fund benefited from our emphasis on higher-yielding securities within the asset class. At a time of weak price performance for the high-yield bond market, yield played a meaningful role in total return.

How was the fund positioned at the end of the period?

We have gradually increased the fund's credit quality by reducing its allocation to CCC-rated debt and raising its weighting in BB-rated securities. We believe this is an appropriate positioning for an environment likely to be characterized by elevated headline risk and above-average volatility.

SECTOR COMPOSITION AS OF 3/31/15 (%)

The fund continues to hold a modest allocation to senior loans, or term loans. We are focused on security-specific opportunities in this area, as we don't see a meaningful degree of upside for the asset class as a whole. While investors have been attracted to senior loans due to their floating rates, it's important to keep in mind that most senior loans have floors, or a minimum level that the federal funds rate or London Interbank Offered Rate need to reach before the floating-rate feature kicks in. Since both rates are well below these floors, we do not see a great deal of value in paying for this feature.

The vast majority of the portfolio is invested in the United States, as we continue to find the best values in the domestic market. European high-yield debt has rallied quite a bit in recent months, so the risk/reward profile has become less compelling. The fund does hold a modest weighting in Europe, however, with an emphasis on security-specific opportunities where valuations remain attractive.

MANAGED BY

Terry Carr, CFA On the fund since inception Investing since 1986
Konstantin Kizunov, CFA On the fund since inception Investing since 1996
Richard Kos, CFA On the fund since inception Investing since 1993

COUNTRY COMPOSITION AS OF 3/31/15 (%)

United States	78.0
Canada	12.0
Luxembourg	4.0
United Kingdom	1.8
France	1.2
Greece	1.0
Switzerland	0.7
Barbados	0.6
Australia	0.5
Cayman Islands	0.1
Finland	0.1
Total	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of Terry Carr, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	Since inception[2]	5-year	Since inception[2]	as of 3-31-15	as of 3-31-15
Class A	-4.03	8.46	12.48	50.09	100.64	6.28	6.27
Class C3	-1.80	8.13	11.98	47.80	95.37	5.77	5.77
Class I4	0.14	9.67	13.60	58.66	112.74	6.82	6.81
Class R2[3,4]	-0.33	9.10	13.01	54.54	106.34	—	—
Class R4[3,4]	-0.18	9.26	13.18	55.69	108.16	—	—
Class R6[3,4]	0.25	9.73	13.68	59.12	113.60	—	—
Class NAV[3,4]	0.35	9.74	13.68	59.14	113.60	6.94	6.93
Index†	2.06	8.39	13.74	49.58	114.35	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 4% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.14	2.20	0.90	1.40	1.25	0.81	0.72
Net (%)	1.14	1.93	0.87	1.32	1.07	0.72	0.72

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.

See the following page for footnotes.

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Core High Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3,5	4-30-09	19,537	19,537	21,435
Class I4	4-30-09	21,274	21,274	21,435
Class R2[3,4]	4-30-09	20,634	20,634	21,435
Class R4[3,4]	4-30-09	20,816	20,816	21,435
Class R6[3,4]	4-30-09	21,360	21,360	21,435
Class NAV[3,4]	4-30-09	21,360	21,360	21,435

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	From 4-30-09.
3	Class C shares were first offered on 3-27-13; Class NAV shares were first offered on 8-28-14; Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. The returns prior to these dates are those of Class A shares that have been recalculated to reflect the gross fees and expenses of Class C, Class NAV, Class R2, Class R4, and Class R6 shares, as applicable.
4	For certain types of investors, as described in the fund's prospectuses.
5	The contingent deferred sales charge is not applicable.

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on October 1, 2014, with the same investment held until March 31, 2015.

	Account value on 10-1-2014	Ending value on 3-31-2015	Expenses paid during period ended 3-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$988.30	$5.25	1.06%
Class C	1,000.00	983.50	9.10	1.84%
Class I	1,000.00	989.60	3.97	0.80%
Class R2[2]	1,000.00	1,001.90	0.15	1.32%
Class R4[2]	1,000.00	1,001.90	0.12	1.07%
Class R6[2]	1,000.00	1,001.90	0.07	0.67%
Class NAV	1,000.00	989.40	3.32	0.67%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on October 1, 2014, with the same investment held until March 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 10-1-2014	Ending value on 3-31-2015	Expenses paid during period ended 3-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.60	$5.34	1.06%
Class C	1,000.00	1,015.80	9.25	1.84%
Class I	1,000.00	1,020.90	4.03	0.80%
Class R2	1,000.00	1,018.30	6.64	1.32%
Class R4	1,000.00	1,019.60	5.39	1.07%
Class R6	1,000.00	1,021.60	3.38	0.67%
Class NAV	1,000.00	1,021.60	3.38	0.67%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
2	The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15. Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 4/365 (to reflect the period).

Fund's investments

As of 3-31-15
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 81.8%					$676,823,709
(Cost $707,437,030)
Consumer discretionary 15.3%					126,932,719
Auto components 1.2%
Icahn Enterprises LP	5.875	02-01-22		5,000,000	5,150,000
Stackpole International Intermediate Company SA (S)	7.750	10-15-21		4,840,000	4,791,600
Diversified consumer services 0.1%
Speedy Cash Intermediate Holdings Corp. (S)	10.750	05-15-18		1,000,000	972,500
Hotels, restaurants and leisure 1.2%
Caesars Entertainment Operating Company, Inc. (H)	11.250	06-01-17		250,000	181,250
Great Canadian Gaming Corp.	6.625	07-25-22	CAD	2,000,000	1,661,995
Scientific Games International, Inc. (S)	7.000	01-01-22		8,000,000	8,180,000
Household durables 3.3%
Argos Merger Sub, Inc. (S)	7.125	03-15-23		1,400,000	1,450,750
Beazer Homes USA, Inc.	9.125	05-15-19		3,000,000	3,112,500
Brookfield Residential Properties, Inc. (S)	6.500	12-15-20		3,340,000	3,490,300
Century Communities,Inc.	6.875	05-15-22		945,000	935,550
Meritage Homes Corp.	7.000	04-01-22		1,000,000	1,072,500
Modular Space Corp. (S)	10.250	01-31-19		9,125,000	7,254,375
Standard Pacific Corp.	5.875	11-15-24		1,690,000	1,736,475
The Ryland Group, Inc.	5.375	10-01-22		1,000,000	997,500
William Lyon Homes, Inc.	5.750	04-15-19		640,000	646,400
William Lyon Homes, Inc.	7.000	08-15-22		6,210,000	6,404,050
Internet and catalog retail 0.3%
Netflix, Inc.	5.750	03-01-24		2,125,000	2,164,844
Media 6.2%
Altice Financing SA (S)	6.500	01-15-22		1,520,000	1,562,750
Altice Financing SA (S)	6.625	02-15-23		3,000,000	3,090,000
Altice Finco SA (S)	8.125	01-15-24		2,700,000	2,856,938
Altice SA (S)	7.625	02-15-25		3,000,000	3,005,625
Altice SA (S)	7.750	05-15-22		5,000,000	5,087,500
American Media, Inc.	11.500	12-15-17		2,094,000	2,135,880
DISH DBS Corp.	5.875	11-15-24		2,570,000	2,573,213
Gannett Company, Inc. (S)	4.875	09-15-21		5,000,000	5,100,000
Gibson Brands, Inc. (S)	8.875	08-01-18		490,000	490,613
LIN Television Corp. (S)	5.875	11-15-22		825,000	841,500
Postmedia Network, Inc.	12.500	07-15-18		2,000,000	2,090,000
Quebecor Media, Inc. (S)	6.625	01-15-23	CAD	3,000,000	2,463,385
Sinclair Television Group, Inc. (S)	5.625	08-01-24		5,000,000	5,087,500
Sirius XM Radio, Inc. (S)	6.000	07-15-24		9,500,000	9,975,000
SiTV LLC (S)	10.375	07-01-19		2,250,000	2,013,750

12SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Consumer discretionary (continued)
Media (continued)
Videotron, Ltd. (S)	5.375	06-15-24		3,055,000	$3,146,650
Multiline retail 0.9%
Family Tree Escrow LLC (S)	5.250	03-01-20		3,955,000	4,142,863
Family Tree Escrow LLC (S)	5.750	03-01-23		3,245,000	3,407,250
Specialty retail 2.1%
Conn's, Inc. (S)	7.250	07-15-22		3,500,000	3,150,000
DriveTime Automotive Group, Inc. (S)	8.000	06-01-21		4,000,000	3,810,000
GRD Holdings III Corp. (S)	10.750	06-01-19		3,000,000	3,262,500
Group 1 Automotive, Inc. (S)	5.000	06-01-22		2,500,000	2,506,250
The Men's Wearhouse, Inc. (S)	7.000	07-01-22		4,685,000	4,930,963
Consumer staples 5.2%					42,619,801
Food and staples retailing 0.8%
Simmons Foods, Inc. (S)	7.875	10-01-21		1,500,000	1,481,250
SUPERVALU, Inc.	7.750	11-15-22		4,500,000	4,792,500
Food products 2.6%
AGT Food & Ingredients, Inc. (S)	9.000	02-14-18	CAD	2,000,000	1,682,776
Dean Foods Company (S)	6.500	03-15-23		6,000,000	6,030,000
Post Holdings, Inc. (S)	6.000	12-15-22		580,000	559,700
Post Holdings, Inc. (S)	6.750	12-01-21		6,775,000	6,842,750
Post Holdings, Inc.	7.375	02-15-22		1,100,000	1,138,500
Southern States Cooperative, Inc. (S)	10.000	08-15-21		6,000,000	5,670,000
Household products 0.4%
HRG Group, Inc.	7.875	07-15-19		2,830,000	2,978,575
Tobacco 1.4%
Alliance One International, Inc.	9.875	07-15-21		7,000,000	6,125,000
Vector Group, Ltd.	7.750	02-15-21		5,000,000	5,318,750
Energy 9.4%					77,452,585
Energy equipment and services 1.4%
Offshore Group Investment, Ltd.	7.125	04-01-23		2,000,000	1,122,500
Parker Drilling Company	6.750	07-15-22		290,000	229,825
Permian Holdings, Inc. (S)	10.500	01-15-18		3,764,000	2,070,200
PHI, Inc.	5.250	03-15-19		1,340,000	1,212,700
Pioneer Energy Services Corp.	6.125	03-15-22		440,000	334,400
Seventy Seven Energy, Inc.	6.500	07-15-22		5,130,000	2,385,450
Teine Energy, Ltd. (S)	6.875	09-30-22		2,185,000	1,988,350
TerraForm Power Operating LLC (S)	5.875	02-01-23		2,103,000	2,181,863
Oil, gas and consumable fuels 8.0%
Arch Coal, Inc. (S)	8.000	01-15-19		560,000	267,750
Bill Barrett Corp.	7.625	10-01-19		1,000,000	940,000
BreitBurn Energy Partners LP	7.875	04-15-22		3,000,000	2,160,000

SEE NOTES TO FINANCIAL STATEMENTS13

	Rate (%)	Maturity date	Par value^		Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Calumet Specialty Products Partners LP (S)	6.500	04-15-21		8,000,000	$7,760,000
Calumet Specialty Products Partners LP	7.625	01-15-22		1,450,000	1,464,500
Citgo Holding, Inc. (S)	10.750	02-15-20		5,000,000	5,150,000
Crestwood Midstream Partners LP (S)	6.250	04-01-23		2,500,000	2,525,000
CSI Compressco LP (S)	7.250	08-15-22		2,865,000	2,492,550
Energy XXI Gulf Coast, Inc. (S)	11.000	03-15-20		3,000,000	2,853,750
EPL Oil & Gas, Inc.	8.250	02-15-18		1,500,000	1,110,000
FTS International, Inc. (S)	6.250	05-01-22		3,000,000	2,205,000
Halcon Resources Corp.	8.875	05-15-21		2,400,000	1,674,000
Halcon Resources Corp.	9.250	02-15-22		3,500,000	2,415,000
Jones Energy Holdings LLC	6.750	04-01-22		805,000	752,675
Legacy Reserves LP	8.000	12-01-20		4,000,000	3,280,000
Linn Energy LLC	6.500	05-15-19		6,000,000	5,043,750
Midstates Petroleum Company, Inc.	10.750	10-01-20		3,000,000	1,620,000
Rockies Express Pipeline LLC (S)	6.850	07-15-18		8,000,000	8,640,000
Targa Resources Partners LP (S)	5.000	01-15-18		3,000,000	3,090,000
Tesoro Logistics LP (S)	5.500	10-15-19		805,000	829,150
Trilogy Energy Corp. (S)	7.250	12-13-19	CAD	3,500,000	2,639,059
Tullow Oil PLC (S)	6.000	11-01-20		730,000	635,100
Tullow Oil PLC (S)	6.250	04-15-22		1,590,000	1,375,350
Ultra Petroleum Corp. (S)	5.750	12-15-18		2,500,000	2,256,250
Ultra Petroleum Corp. (S)	6.125	10-01-24		2,000,000	1,715,000
WPX Energy, Inc.	5.250	09-15-24		1,175,000	1,033,413
Financials 12.9%					106,738,188
Banks 2.8%
Barclays Bank PLC	7.625	11-21-22		3,000,000	3,511,875
Citigroup, Inc. (5.800% to 11-15-19, then 3 month LIBOR + 4.093%) (Q)	5.800	11-15-19		5,000,000	5,012,500
Credit Agricole SA (8.125% to 9-19-18, then 5 year U.S. Swap Rate + 6.283%) (S)	8.125	09-19-33		4,000,000	4,545,000
HSBC Holdings PLC (5.625% to 1-17-20, then 5 year ISDAFIX + 3.626%) (Q)	5.625	01-17-20		1,630,000	1,655,469
HSBC Holdings PLC (6.375% to 3-30-25, then 5 year ISDAFIX + 4.368%) (Q)	6.375	03-30-25		3,000,000	3,075,000
Societe Generale SA (8.250% to 11-29-18, then 5 year U.S. Swap Rate + 6.394%) (Q)	8.250	11-29-18		5,000,000	5,312,500
Capital markets 1.2%
Credit Suisse Group AG (7.500% to 12-11-23, then 5 year U.S. Swap Rate + 4.598%) (Q)(S)	7.500	12-11-23		5,620,000	6,034,475
GFI Group, Inc.	10.375	07-19-18		2,000,000	2,127,500
KCG Holdings, Inc. (S)	8.250	06-15-18		2,000,000	2,110,000
Consumer finance 3.0%
Cash America International, Inc.	5.750	05-15-18		5,000,000	5,200,000

14SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Consumer finance (continued)
Credit Acceptance Corp.	6.125	02-15-21		6,271,000	$6,004,483
DFC Finance Corp. (S)	10.500	06-15-20		4,000,000	3,130,000
Enova International, Inc. (S)	9.750	06-01-21		2,000,000	1,900,000
First Cash Financial Services, Inc.	6.750	04-01-21		2,605,000	2,683,150
TMX Finance LLC (S)	8.500	09-15-18		7,948,000	5,643,080
Diversified financial services 2.5%
General Electric Capital Corp. (6.250% to 12-15-22, then 3 month LIBOR + 4.704%) (Q)	6.250	12-15-22		1,500,000	1,687,500
iPayment, Inc. (S)	9.500	12-15-19		3,562,500	3,330,938
Jefferies Finance LLC (S)	6.875	04-15-22		3,000,000	2,790,000
Jefferies Finance LLC (S)	7.500	04-15-21		6,000,000	5,790,000
Nationstar Mortgage LLC	6.500	06-01-22		7,000,000	6,720,000
Real estate investment trusts 0.8%
CNL Lifestyle Properties, Inc.	7.250	04-15-19		750,000	765,000
DuPont Fabros Technology LP	5.875	09-15-21		1,100,000	1,135,750
iStar Financial, Inc.	5.000	07-01-19		4,890,000	4,890,000
Real estate management and development 1.7%
Forestar USA Real Estate Group, Inc. (S)	8.500	06-01-22		1,665,000	1,606,725
Greystar Real Estate Partners LLC (S)	8.250	12-01-22		7,000,000	7,332,500
Mattamy Group Corp. (S)	6.500	11-15-20		3,500,000	3,368,750
Mattamy Group Corp. (S)	6.875	11-15-20	CAD	2,000,000	1,579,093
Thrifts and mortgage finance 0.9%
Ladder Capital Finance Holdings LLLP (S)	5.875	08-01-21		6,420,000	6,066,900
Ocwen Financial Corp. (S)	6.625	05-15-19		2,000,000	1,730,000
Health care 4.1%					34,140,074
Health care equipment and supplies 1.2%
Acadia Healthcare Company, Inc. (S)	5.625	02-15-23		1,500,000	1,526,250
Centric Health Corp.	8.625	04-18-18	CAD	10,000,000	6,317,950
Universal Hospital Services, Inc.	7.625	08-15-20		3,000,000	2,625,000
Health care providers and services 1.0%
BioScrip, Inc. (S)	8.875	02-15-21		2,625,000	2,359,219
OnCure Holdings, Inc.	11.750	01-15-17		62,499	70,936
Vantage Oncology LLC (S)	9.500	06-15-17		6,000,000	5,790,000
Pharmaceuticals 1.9%
Endo Finance LLC (S)	6.000	02-01-25		4,000,000	4,100,000
Valeant Pharmaceuticals International, Inc. (S)	5.500	03-01-23		3,175,000	3,210,719
VRX Escrow Corp. (S)	5.375	03-15-20		4,000,000	4,040,000
VRX Escrow Corp. (S)	5.875	05-15-23		4,000,000	4,100,000

SEE NOTES TO FINANCIAL STATEMENTS15

	Rate (%)	Maturity date	Par value^		Value
Industrials 10.5%					$87,096,150
Aerospace and defense 1.6%
LMI Aerospace, Inc. (S)	7.375	07-15-19		8,040,000	8,100,300
TransDigm, Inc.	6.000	07-15-22		5,670,000	5,662,913
Building products 1.2%
Associated Materials LLC	9.125	11-01-17		3,000,000	2,617,500
NCI Building Systems, Inc. (S)	8.250	01-15-23		2,000,000	2,115,000
Summit Materials LLC	10.500	01-31-20		4,780,000	5,305,800
Commercial services and supplies 1.1%
Casella Waste Systems, Inc.	7.750	02-15-19		2,600,000	2,600,000
Garda World Security Corp. (S)	7.250	11-15-21		110,000	108,075
GFL Environmental Corp. (S)	7.500	06-18-18	CAD	1,196,000	930,322
Safway Group Holding LLC (S)	7.000	05-15-18		480,000	475,200
Tervita Corp. (S)	10.875	02-15-18		450,000	249,750
The ADT Corp.	4.125	06-15-23		5,000,000	4,675,000
Construction and engineering 1.6%
AECOM (S)	5.750	10-15-22		7,500,000	7,762,500
Evolution Escrow Issuer LLC (S)	7.500	03-15-22		4,500,000	4,556,250
Michael Baker International, Inc. (S)	8.250	10-15-18		900,000	884,250
Construction materials 0.3%
Weekley Homes LLC	6.000	02-01-23		2,500,000	2,393,750
Machinery 0.1%
BlueLine Rental Finance Corp. (S)	7.000	02-01-19		440,000	453,200
Marine 1.0%
Navios Maritime Holdings, Inc. (S)	7.375	01-15-22		8,810,000	8,215,325
Oil, gas and consumable fuels 0.6%
Teekay Offshore Partners LP	6.000	07-30-19		5,540,000	5,013,700
Professional services 0.4%
Mustang Merger Corp. (S)	8.500	08-15-21		3,000,000	3,037,500
Road and rail 0.2%
The Hertz Corp.	5.875	10-15-20		2,000,000	2,055,000
Trading companies and distributors 1.6%
Aircastle, Ltd.	5.500	02-15-22		6,205,000	6,600,569
Reliance Intermediate Holdings LP (S)	6.500	04-01-23		6,000,000	6,135,000
WESCO Distribution, Inc.	5.375	12-15-21		335,000	340,863
Transportation infrastructure 0.8%
CHC Helicopter SA	9.250	10-15-20		3,600,000	3,042,000
CHC Helicopter SA	9.375	06-01-21		1,743,555	1,046,133
Florida East Coast Holdings Corp. (S)	6.750	05-01-19		2,700,000	2,720,250
Information technology 3.2%					26,727,756
Communications equipment 0.6%
Avaya, Inc. (S)	7.000	04-01-19		3,000,000	2,977,500

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Communications equipment (continued)
Avaya, Inc. (S)	9.000	04-01-19	2,000,000	$2,050,000
Electronic equipment, instruments and components 0.6%
Zebra Technologies Corp. (S)	7.250	10-15-22	4,740,000	5,107,350
Semiconductors and semiconductor equipment 1.8%
Advanced Micro Devices, Inc.	7.750	08-01-20	4,500,000	4,300,313
Entegris, Inc. (S)	6.000	04-01-22	961,000	1,001,843
Micron Technology, Inc. (S)	5.250	08-01-23	4,750,000	4,833,125
Micron Technology, Inc. (S)	5.500	02-01-25	4,350,000	4,382,625
Software 0.2%
Open Text Corp. (S)	5.625	01-15-23	2,000,000	2,075,000
Materials 13.0%				107,796,539
Building materials 0.6%
Building Materials Corp. of America (S)	5.375	11-15-24	4,845,000	4,917,675
Chemicals 1.6%
Hexion US Finance Corp.	8.875	02-01-18	3,000,000	2,647,500
Momentive Performance Materials, Inc.	3.880	10-24-21	2,000,000	1,770,000
Platform Specialty Products Corp. (S)	6.500	02-01-22	5,125,000	5,355,625
Rain CII Carbon LLC (S)	8.250	01-15-21	3,375,000	3,147,188
Construction materials 2.2%
Algeco Scotsman Global Finance PLC (S)	8.500	10-15-18	5,000,000	4,956,250
American Gilsonite Company (S)	11.500	09-01-17	4,500,000	4,151,250
Hardwoods Acquisition, Inc. (S)	7.500	08-01-21	9,300,000	8,881,500
Containers and packaging 1.3%
Cascades, Inc. (S)	5.500	07-15-22	7,460,000	7,571,900
Sealed Air Corp. (S)	4.875	12-01-22	1,710,000	1,744,200
Sealed Air Corp. (S)	5.125	12-01-24	1,710,000	1,769,850
Metals and mining 4.4%
Essar Steel Algoma, Inc. (S)	9.500	11-15-19	4,000,000	3,470,000
First Quantum Minerals, Ltd. (S)	7.250	10-15-19	6,000,000	5,610,000
First Quantum Minerals, Ltd. (S)	7.250	05-15-22	2,750,000	2,536,875
FMG Resources August 2006 Pty, Ltd. (S)	6.000	04-01-17	4,000,000	3,960,000
Hecla Mining Company	6.875	05-01-21	1,800,000	1,593,000
Optima Specialty Steel, Inc. (S)	12.500	12-15-16	250,000	255,000
Signode Industrial Group Lux SA (S)	6.375	05-01-22	7,410,000	7,363,688
Taseko Mines, Ltd.	7.750	04-15-19	6,000,000	4,320,000
Thompson Creek Metals Company, Inc.	9.750	12-01-17	1,500,000	1,545,000
Thompson Creek Metals Company, Inc.	12.500	05-01-19	7,000,000	6,020,000
Paper and forest products 2.9%
Mercer International, Inc.	7.000	12-01-19	4,000,000	4,140,000
Mercer International, Inc.	7.750	12-01-22	2,000,000	2,120,000
Resolute Forest Products, Inc.	5.875	05-15-23	7,358,000	7,071,038

SEE NOTES TO FINANCIAL STATEMENTS17

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Paper and forest products (continued)
Tembec Industries, Inc. (S)	9.000	12-15-19	10,000,000	$10,150,000
UPM-Kymmene OYJ (S)	7.450	11-26-27	600,000	729,000
Telecommunication services 5.2%				43,014,915
Diversified telecommunication services 4.1%
Cincinnati Bell, Inc.	8.375	10-15-20	1,000,000	1,063,750
Columbus International, Inc. (S)	7.375	03-30-21	4,700,000	4,940,875
Frontier Communications Corp.	6.250	09-15-21	1,130,000	1,135,650
Frontier Communications Corp.	7.125	01-15-23	7,500,000	7,668,750
Frontier Communications Corp.	8.500	04-15-20	1,000,000	1,122,500
GCI, Inc. (S)	6.875	04-15-25	3,000,000	3,022,500
Goodman Networks, Inc.	12.125	07-01-18	3,600,000	3,348,000
T-Mobile USA, Inc.	6.000	03-01-23	6,000,000	6,148,140
Wind Acquisition Finance SA (S)	7.375	04-23-21	5,000,000	5,187,500
Wireless telecommunication services 1.1%
Sprint Capital Corp.	6.900	05-01-19	1,000,000	1,033,750
Sprint Communications, Inc.	6.000	11-15-22	2,000,000	1,900,000
Sprint Corp.	7.125	06-15-24	6,575,000	6,443,500
Utilities 3.0%				24,304,982
Electric utilities 1.1%
RJS Power Holdings LLC (S)	5.125	07-15-19	8,900,000	8,766,500
Independent power and renewable electricity producers 1.9%
Dynegy Finance I, Inc. (S)	6.750	11-01-19	1,170,000	1,210,950
Dynegy Finance I, Inc. (S)	7.625	11-01-24	1,615,000	1,691,713
Dynegy, Inc.	5.875	06-01-23	6,585,000	6,403,913
GenOn Energy, Inc.	7.875	06-15-17	2,000,000	1,990,000
NRG Energy, Inc.	6.250	07-15-22	1,675,000	1,723,156
NRG Energy, Inc.	6.250	05-01-24	2,500,000	2,518,750
Term loans (M) 11.9%				$98,865,247
(Cost $103,401,498)
Consumer discretionary 2.8%				23,321,110
Diversified consumer services 0.3%
Orchard Acquisition Company	7.000	02-07-19	2,345,217	2,278,770
Hotels, restaurants and leisure 0.2%
Marina District Finance Company, Inc.	6.500	08-15-18	1,680,184	1,688,165
Household durables 0.5%
Norcraft Companies LP	5.250	12-13-20	3,950,000	3,954,938
Media 0.5%
Getty Images, Inc.	4.750	10-18-19	2,962,121	2,491,144
SESAC Holdco II LLC	5.000	02-08-19	1,943,855	1,937,781

18SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Specialty retail 0.7%
Payless, Inc.	5.000	03-11-21	1,985,000	$1,891,209
Payless, Inc.	8.500	03-11-22	210,000	193,200
Toys R Us Property Company I LLC	6.000	08-21-19	4,396,850	4,188,000
Textiles, apparel and luxury goods 0.6%
Charlotte Russe, Inc.	6.750	05-21-19	3,940,000	3,841,500
Charlotte Russe, Inc.	6.750	05-22-19	878,363	856,403
Consumer staples 1.2%				10,032,323
Food and staples retailing 0.4%
Reddy Ice Corp.	6.751	05-01-19	3,430,000	3,005,538
Reddy Ice Corp.	10.750	11-01-19	500,000	380,000
Household products 0.8%
The Sun Products Corp.	5.500	03-23-20	6,910,237	6,646,785
Energy 2.2%				18,309,396
Energy equipment and services 0.4%
Preferred Proppants LLC	6.750	07-27-20	3,980,000	3,472,550
Oil, gas and consumable fuels 1.8%
Arch Coal, Inc.	6.250	05-16-18	7,901,304	6,093,880
Citgo Holding, Inc.	9.500	05-12-18	4,987,500	4,956,328
Fieldwood Energy LLC	8.375	09-30-20	5,205,000	3,786,638
Financials 1.2%				9,850,813
Diversified financial services 1.2%
iPayment, Inc.	6.750	05-08-17	4,000,000	3,911,000
PGX Holdings, Inc.	6.250	09-29-20	5,925,000	5,939,813
Health care 0.5%				4,362,761
Health care providers and services 0.2%
Western Dental Services, Inc.	6.000	11-01-18	2,458,877	2,163,811
Pharmaceuticals 0.3%
Qol Meds LLC	5.500	07-15-20	2,198,950	2,198,950
Industrials 1.2%				9,458,071
Airlines 0.3%
Air Canada	5.500	09-26-19	2,654,938	2,682,594
Machinery 0.4%
CPM Holdings, Inc.	10.250	03-01-18	3,000,000	3,000,000
Road and rail 0.5%
Livingston International, Inc.	5.000	04-18-19	1,965,000	1,937,981
Livingston International, Inc.	9.000	04-18-20	1,954,783	1,837,496

SEE NOTES TO FINANCIAL STATEMENTS19

	Rate (%)	Maturity date	Par value^	Value
Information technology 1.3%				$10,949,561
Electronic equipment, instruments and components 0.6%
Blue Coat Systems, Inc.	9.500	06-28-20	5,000,000	5,112,500
IT services 0.1%
Deltek, Inc.	10.000	10-10-19	1,000,000	1,007,500
Software 0.6%
Compuware Corp.	6.250	12-15-21	4,987,500	4,829,561
Materials 0.6%				4,962,375
Chemicals 0.6%
American Pacific Corp.	7.000	02-27-19	4,950,000	4,962,375
Telecommunication services 0.9%				7,618,837
Diversified telecommunication services 0.9%
Birch Communications, Inc.	7.750	07-17-20	7,715,278	7,618,837
			Shares	Value
Common stocks 0.1%				$821,460
(Cost $598,460)
Energy 0.0%				40,960
Energy equipment and services 0.0%
TPT Acquisition, Inc. (I)			2,560	40,960
Financials 0.1%				780,500
Diversified financial services 0.1%
iPayment, Inc. (I)			223,000	780,500
Preferred securities 0.8%				$6,722,223
(Cost $6,679,500)
Financials 0.7%				5,617,735
Consumer finance 0.7%
Ally Financial, Inc., 7.000% (S)			5,500	5,617,735
Utilities 0.1%				1,104,488
Multi-utilities 0.1%
Dominion Resources, Inc., 6.375%			22,820	1,104,488
	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$3,420
(Cost $6,924)
Health care 0.0%				3,420
OnCure Holdings, Inc. (I)	11.750	05-15-17	175,000	3,420

20SEE NOTES TO FINANCIAL STATEMENTS

	Par value	Value
Short-term investments 1.9%		$15,916,000
(Cost $15,916,000)
Repurchase agreement 1.9%		15,916,000
Repurchase Agreement with State Street Corp. dated 3-31-15 at 0.000% to be repurchased at $15,916,000 on 4-1-15, collateralized by $14,710,000 U.S. Treasury Notes, 3.625% due 8-15-19 (valued at $16,236,898, including interest)	15,916,000	15,916,000
Total investments (Cost $834,039,412)† 96.5%		$799,152,059
Other assets and liabilities, net 3.5%		$28,570,349
Total net assets 100.0%		$827,722,408

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
CAD	Canadian Dollar
Key to Security Abbreviations and Legend
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $426,273,198 or 51.5% of the fund's net assets as of 3-31-15.
†	At 3-31-15, the aggregate cost of investment securities for federal income tax purposes was $834,916,494. Net unrealized depreciation aggregated $35,764,435, of which $11,872,999 related to appreciated investment securities and $47,637,434 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS21

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 3-31-15

Assets
Investments, at value (Cost $834,039,412)	$799,152,059
Cash	15,685,631
Foreign currency, at value (Cost $332,198)	327,762
Receivable for investments sold	2,864,396
Receivable for fund shares sold	2,548,427
Receivable for forward foreign currency exchange contracts	313,875
Dividends and interest receivable	14,824,764
Receivable due from advisor	117
Other receivables and prepaid expenses	164,608
Total assets	835,881,639
Liabilities
Payable for investments purchased	2,973,150
Payable for fund shares repurchased	4,777,717
Distributions payable	81,416
Payable to affiliates
Accounting and legal services fees	12,605
Transfer agent fees	70,232
Trustees' fees	819
Other liabilities and accrued expenses	243,292
Total liabilities	8,159,231
Net assets	$827,722,408
Net assets consist of
Paid-in capital	$871,365,779
Undistributed net investment income	1,778,376
Accumulated net realized gain (loss) on investments and foreign currency transactions	(10,817,633)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(34,604,114)
Net assets	$827,722,408

22SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($373,232,027 ÷ 36,008,289 shares)	$10.37
Class C ($63,989,849 ÷ 6,174,703 shares)	$10.36
Class I ($277,156,718 ÷ 26,733,646 shares)	$10.37
Class R2 ($100,233 ÷ 9,662 shares)	$10.37
Class R4 ($100,236 ÷ 9,662 shares)	$10.37
Class R6 ($100,241 ÷ 9,662 shares)	$10.37
Class NAV ($113,043,104 ÷ 10,901,914 shares)	$10.37
Maximum offering price per share
Class A (net asset value per share ÷ 96%)	$10.80

SEE NOTES TO FINANCIAL STATEMENTS23

STATEMENT OF OPERATIONS   For the year ended 3-31-15

Investment income
Interest	$48,830,768
Dividends	150,804
Total investment income	48,981,572
Expenses
Investment management fees	4,416,185
Distribution and service fees	1,416,350
Accounting and legal services fees	83,690
Transfer agent fees	766,711
Trustees' fees	9,934
State registration fees	81,411
Printing and postage	53,175
Professional fees	80,269
Custodian fees	95,062
Registration and filing fees	85,203
Other	11,171
Total expenses	7,099,161
Less expense reductions	(51,920)
Net expenses	7,047,241
Net investment income	41,934,331
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(6,813,349)
(6,813,349)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(44,471,026)
(44,471,026)
Net realized and unrealized loss	(51,284,375)
Decrease in net assets from operations	($9,350,044)

24SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-15	Year ended 3-31-14
Increase (decrease) in net assets
From operations
Net investment income	$41,934,331	$21,572,753
Net realized gain (loss)	(6,813,349)	2,484,425
Change in net unrealized appreciation (depreciation)	(44,471,026)	2,339,310
Increase (decrease) in net assets resulting from operations	(9,350,044)	26,396,488
Distributions to shareholders
From net investment income
Class A	(22,338,021)	(17,157,660)
Class C	(2,756,952)	(609,633)
Class I	(14,286,376)	(4,729,965)
Class NAV	(4,714,036)	—
From net realized gain
Class A	—	(1,434,267)
Class C	—	(77,571)
Class I	—	(413,673)
Total distributions	(44,095,385)	(24,422,769)
From fund share transactions	420,856,660	210,110,747
Total increase	367,411,231	212,084,466
Net assets
Beginning of year	460,311,177	248,226,711
End of year	$827,722,408	$460,311,177
Undistributed net investment income	$1,778,376	$596,995

SEE NOTES TO FINANCIAL STATEMENTS25

Financial highlights

Class A Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$11.03	$11.02	$10.52	$11.35	$11.59
Net investment income[1]	0.63	0.71	0.74	1.07	1.16
Net realized and unrealized gain (loss) on investments	(0.63)	0.10	0.53	(0.25)	0.92
Total from investment operations	—	0.81	1.27	0.82	2.08
Less distributions
From net investment income	(0.66)	(0.74)	(0.76)	(1.04)	(1.20)
From net realized gain	—	(0.06)	(0.01)	(0.61)	(1.12)
Total distributions	(0.66)	(0.80)	(0.77)	(1.65)	(2.32)
Net asset value, end of period	$10.37	$11.03	$11.02	$10.52	$11.35
Total return (%)[2,3]	(0.03)	7.62	12.59	8.12	19.34
Ratios and supplemental data
Net assets, end of period (in millions)	$373	$313	$208	$16	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	1.15	1.30	1.68	1.55
Expenses including reductions	1.07	1.15	1.18	1.24	1.21
Net investment income	5.87	6.45	6.83	9.82	9.99
Portfolio turnover (%)	28	26	15	64	207

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

26SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	3-31-15	3-31-14	3-31-13	[1]
Per share operating performance
Net asset value, beginning of period	$11.03	$11.02	$11.01
Net investment income[2]	0.55	0.61	0.01
Net realized and unrealized gain (loss) on investments	(0.64)	0.10	—	[3]
Total from investment operations	(0.09)	0.71	0.01
Less distributions
From net investment income	(0.58)	(0.64)	—
From net realized gain	—	(0.06)	—
Total distributions	(0.58)	(0.70)	—
Net asset value, end of period	$10.36	$11.03	$11.02
Total return (%)[4,5]	(0.86)	6.73	0.09	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$64	$28	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.83	2.22	16.98	[8]
Expenses including reductions	1.82	1.93	1.93	[8]
Net investment income	5.12	5.58	5.54	[8]
Portfolio turnover (%)	28	26	15	[9]

1	The inception date for Class C shares is 3-27-13.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-12 to 3-31-13.

SEE NOTES TO FINANCIAL STATEMENTS27

Class I Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$11.04	$11.02	$10.52	$11.36	$11.59
Net investment income[1]	0.66	0.73	0.77	1.10	1.21
Net realized and unrealized gain (loss) on investments	(0.64)	0.12	0.53	(0.26)	0.92
Total from investment operations	0.02	0.85	1.30	0.84	2.13
Less distributions
From net investment income	(0.69)	(0.77)	(0.79)	(1.07)	(1.24)
From net realized gain	—	(0.06)	(0.01)	(0.61)	(1.12)
Total distributions	(0.69)	(0.83)	(0.80)	(1.68)	(2.36)
Net asset value, end of period	$10.37	$11.04	$11.02	$10.52	$11.36
Total return (%)[2]	0.14	8.01	12.90	8.39	19.87
Ratios and supplemental data
Net assets, end of period (in millions)	$277	$119	$40	— [3]	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	0.89	1.07	4.23	1.35
Expenses including reductions	0.80	0.87	0.87	0.90	0.85
Net investment income	6.13	6.71	7.06	10.17	10.35
Portfolio turnover (%)	28	26	15	64	207

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

Class R2 Shares Period ended	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.35
Net investment income[2]	0.01
Net realized and unrealized gain on investments	0.01
Total from investment operations	0.02
Net asset value, end of period	$10.37
Total return (%)	0.19	[3]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[4]
Ratios (as a percentage of average net assets):
Expenses before reductions	15.03	[5]
Expenses including reductions	1.32	[5]
Net investment income	7.59	[5]
Portfolio turnover (%)	28	[6]

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Not annualized.
4	Less than $500,000.
5	Annualized.
6	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

28SEE NOTES TO FINANCIAL STATEMENTS

Class R4 Shares Period ended	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.35
Net investment income[2]	0.01
Net realized and unrealized gain on investments	0.01
Total from investment operations	0.02
Net asset value, end of period	$10.37
Total return (%)	0.19	[3]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[4]
Ratios (as a percentage of average net assets):
Expenses before reductions	15.03	[5]
Expenses including reductions	1.07	[5]
Net investment income	7.84	[5]
Portfolio turnover (%)	28	[6]

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Not annualized.
4	Less than $500,000.
5	Annualized.
6	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

Class R6 Shares Period ended	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.35
Net investment income[2]	0.01
Net realized and unrealized gain on investments	0.01
Total from investment operations	0.02
Net asset value, end of period	$10.37
Total return (%)	0.19	[3]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[4]
Ratios (as a percentage of average net assets):
Expenses before reductions	15.86	[5]
Expenses including reductions	0.67	[5]
Net investment income	8.24	[5]
Portfolio turnover (%)	28	[6]

1	The inception date for Class R6 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Not annualized.
4	Less than $500,000.
5	Annualized.
6	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS29

Class NAV Shares Period ended	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$11.08
Net investment income[2]	0.40
Net realized and unrealized loss on investments	(0.69)
Total from investment operations	(0.29)
Less distributions
From net investment income	(0.42)
Net asset value, end of period	$10.37
Total return (%)	(2.58)[3]
Ratios and supplemental data
Net assets, end of period (in millions)	$113
Ratios (as a percentage of average net assets):
Expenses before reductions	0.67	[4]
Expenses including reductions and credits	0.67	[4]
Net investment income	6.40	[4]
Portfolio turnover (%)	28	[5]

1	The inception date for Class NAV shares is 8-28-14.
2	Based on average daily shares outstanding.
3	Not annualized.
4	Annualized.
5	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

30SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Core High Yield Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return, consisting of a high level of current income and capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The following is a summary of the values by input classification of the fund's investments as of March 31, 2015, by major security category or type:

	Total market value at 3-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds
Consumer discretionary	$126,932,719	—	$126,932,719	—
Consumer staples	42,619,801	—	42,619,801	—
Energy	77,452,585	—	77,452,585	—
Financials	106,738,188	—	106,738,188	—
Health care	34,140,074	—	34,140,074	—
Industrials	87,096,150	—	87,096,150	—
Information technology	26,727,756	—	26,727,756	—
Materials	107,796,539	—	107,796,539	—
Telecommunication services	43,014,915	—	43,014,915	—
Utilities	24,304,982	—	24,304,982	—
Term loans	98,865,247	—	98,865,247	—
Common stocks
Energy	40,960	—	—	$40,960
Financials	780,500	—	780,500	—
Preferred securities
Financials	5,617,735	—	5,617,735	—
Utilities	1,104,488	$1,104,488	—	—
Escrow certificates
Health care	3,420	—	—	3,420
Short-term investments	15,916,000	—	15,916,000	—
Total investments in securities	$799,152,059	$1,104,488	$798,003,191	$44,380
Other financial instruments
Forward foreign currency contracts	$313,875	—	$313,875	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans, and may be impacted by elongated settlement periods. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the fund's income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. The fund may have limited rights to enforce the terms of an underlying loan.

At March 31, 2015, the fund had $8,000,000 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended March 31, 2015 were $455. For the year ended March 31, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of March 31, 2015, the fund has a short-term capital loss carryforward of $6,286,049 and a long-term capital loss carryforward of $3,654,502 available to offset future net realized capital gains. These carryforwards do not expire.

As of March 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually. The tax character of distributions for the years ended March 31, 2015 and 2014 was as follows:

	March 31, 2015	March 31, 2014
Ordinary Income	$44,095,385	$23,544,725
Long term capital gain	—	878,044
Total	$44,095,385	$24,422,769

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2015, the components of distributable earnings on a tax basis consisted of $2,173,667 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended March 31, 2015, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies, and to maintain diversity and liquidity of the fund. During the year ended March 31, 2015, the fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $14.4 million to $64.3 million, as measured at each quarter end. The following table summarizes the contracts held at March 31, 2015:

Contract to buy	Contract to sell	Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
CAD 1,200,000	USD 938,879	State Street Bank and Trust Company	5/12/2015	$8,074	—	$8,074
USD 18,841,487	CAD 23,488,834	Toronto Dominion Bank	5/12/2015	305,801	—	305,801
				$313,875	—	$313,875

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at March 31, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Foreign exchange contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$313,875	—

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended March 31, 2015:

Risk	Statement of operations location	Investments and foreign currency transactions*
Foreign currency contracts	Net realized gain (loss) on	$2,382,638

*Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended March 31, 2015:

Risk	Statement of operations location	Investments and translation of assets and liabilities in foreign currencies*
Foreign currency contracts	Change in unrealized appreciation (depreciation)	$340,502

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.650% of the first $250 million of the fund's average daily net assets; (b) 0.625% of the next $250 million of the fund's average daily net assets; (c) 0.600% of the next $500 million of the fund's average daily net assets; (d) 0.550% of the next $1.5 billion of the fund's average daily net assets; and (e) 0.525% of the fund's average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (North America) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.18%, 1.93%, 0.87%, 1.32% and 1.07% for Class A, Class C, Class I, Class R2 and Class R4 shares, respectively. This agreement excludes certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement expires on June 30, 2015 for Class A, Class C and Class I shares, and June 30, 2016 for Class R2 and Class R4 shares, unless renewed by the mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, including transfer agent fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.00% of average annual net assets attributable to Class R6 shares, on an annualized basis. The waiver expires on June 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended March 31, 2015, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$26,368	Class R4	$152
Class C	3,706	Class R6	167
Class I	16,183	Class NAV	5,193
Class R2	150	Total	$51,919

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2015 were equivalent to a net annual effective rate of 0.62% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fees	Service fees	Class	Rule 12b-1 fees	Service fees
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

Class A shares are currently charged 0.25% for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of 12b-1 fees for Class R4 shares to limit the 12b-1 fees on Class R4 to 0.15% of the average daily net assets of Class R4 shares, until at least June 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $1 for Class R4 shares for the period ended March 31, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,467,021 for the year ended March 31, 2015. Of this amount, $196,928 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $36,490 was paid as sales commissions to broker-dealers and $1,233,603 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2015, CDSCs received by the Distributor amounted to $4,322 and $24,022 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended March 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$908,461	$454,407	$39,557	$31,869
Class C	507,883	63,334	7,073	4,915
Class I	—	248,970	34,307	16,391
Class R2	3	—	154	—
Class R4	3	—	154	—
Class R6	—	—	166	—
Total	$1,416,350	$766,711	$81,411	$53,175

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$15,181,789	4	0.45%	$759

Note 6 — Fund share transactions

Transactions in fund shares for the years ended March 31, 2015 and 2014 were as follows:

		Year ended 3-31-15		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	22,340,271	$241,569,465	19,301,582	$211,075,579
Distributions reinvested	1,997,259	21,385,159	1,616,342	17,648,347
Repurchased	(16,744,517)	(178,572,004)	(11,401,812)	(124,433,850)
Net increase	7,593,013	$84,382,620	9,516,112	$104,290,076
Class C shares
Sold	4,676,512	$50,683,255	2,648,097	$28,987,094
Distributions reinvested	249,024	2,651,961	59,918	654,590
Repurchased	(1,294,897)	(13,633,334)	(173,034)	(1,888,225)
Net increase	3,630,639	$39,701,882	2,534,981	$27,753,459
Class I shares
Sold	29,631,814	$321,444,280	8,609,064	$94,175,596
Distributions reinvested	1,319,756	14,053,244	451,962	4,937,845
Repurchased	(14,979,167)	(159,837,253)	(1,925,517)	(21,046,229)
Net increase	15,972,403	$175,660,271	7,135,509	$78,067,212
Class R2 shares[1]
Sold	9,662	$100,000	—	—
Net increase	9,662	$100,000	—	—
Class R4 shares[1]
Sold	9,662	$100,000	—	—
Net increase	9,662	$100,000	—	—
Class R6 Shares[1]
Sold	9,662	$100,000	—	—
Net increase	9,662	$100,000	—	—
Class NAV shares[2]
Sold	11,716,804	$129,314,621	—	—
Distributions reinvested	448,496	4,714,036	—	—
Repurchased	(1,263,386)	(13,216,770)	—	—
Net increase	10,901,914	$120,811,887	—	—
Total net increase	38,126,955	$420,856,660	19,186,602	$210,110,747

1 The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15.

2 The inception date for Class NAV shares is 8-28-14.

Affiliates of the fund owned 100% of shares of beneficial interest of Class R2, Class R4, Class R6 and Class NAV, respectively, on March 31, 2015.

Note 7 — Purchases and sales of securities

Purchases and sales of securities, other than short-term investments, amounted to $614,930,363 and $183,105,733, respectively, for the year ended March 31, 2015.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At March 31, 2015, funds within the John Hancock group of funds complex held 13.7% of the fund's net assets. John Hancock Lifestyle Conservative Portfolio had an affiliate ownership of 8.6% of the fund's net assets.

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of

John Hancock Core High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Core High Yield Fund (the "Fund") at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 18, 2015

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	221
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2006	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2012	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2012	221
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2006	221
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	221
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, president and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	221
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

INCOME FUNDS (continued)

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Core High Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF202361	346A 3/15 5/15

John Hancock

Small Company Fund

Annual report 3/31/15

A message to shareholders

Dear fellow shareholder,

The U.S. economy continues to improve, with many indicators suggesting that the rising tide of growth is broadening out, becoming more self-sustaining, and benefiting a greater portion of the population. Last year marked the strongest year for job creation since 1999, with nearly three million jobs created and the unemployment rate declining across all 50 states. Consumer spending, a significant driver of economic activity, has been robust thanks to the jobs picture and to sharply lowered fuel prices. Inflation and interest rates remain low, and corporate earnings are strong. Good economic and business news has translated into good news for U.S. investors, with continued solid results for a range of U.S. equity indexes in the first quarter of 2015. Many fixed-income indexes also gained in this environment.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. The European Central Bank announced dramatic monetary policy measures in January to promote economic activity in the region—similar to the monetary policy activity of the U.S. Federal Reserve in recent years. As was the case in the United States beginning in 2009, financial markets in Europe and Japan may turn positive in advance of real economic progress. In fact, our network of asset managers and research firms believes that these central bank programs, also known as quantitative easing, may prove to be the single biggest driver of international market returns in 2015.

While maintaining adequate portfolio diversification is vital in any market environment, we believe it is especially important today given the dramatic central bank interventions of the past few years and the very real geopolitical risk around the world. The uncertainty of today's global financial markets is one of the reasons we at John Hancock Investments believe it is important for long-term portfolios to have exposure to alternative investments. Alternative strategies seek patterns of performance that differ from both stocks and bonds so that they can help bolster a portfolio's performance when volatility strikes. With market volatility climbing in recent months, now may be a good time to discuss the resilience of your portfolio with your financial advisor and whether alternative investments should play a role.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of March 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Small Company Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
29	Notes to financial statements
35	Auditor's report
36	Tax information
37	Trustees and Officers
41	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks maximum long-term total return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15 (%)

The Russell 2000 Index is an index that measures performance of the 2,000 smallest companies in the Russell 3000 Index.

It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1. On 12-11-09, through a reorganization, the fund acquired all of the assets of the FMA Small Company Portfolio (the predecessor fund). On that date, the predecessor fund offered its Investor shares in exchange for Class A shares and its Institutional shares in exchange for Class I shares of John Hancock Small Company Fund, which were first offered on 12-14-09. Class A shares' returns shown above for periods prior to this date are those of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Growth outperformed value

In the small-cap stock market, shares of growth companies outperformed their value counterparts, which proved to be a headwind for the fund's performance because of its value focus.

Challenges among industrials

The fund was hurt the most by disappointing security selection in the industrials sector.

Sources of strength in several sectors

Stock picking proved beneficial in the consumer discretionary, materials, and healthcare sectors, although underweighting this last group was a partially offsetting negative.

PORTFOLIO COMPOSITION AS OF 3/31/15 (%)

A note about risks

The stock prices of small companies can change more frequently and dramatically than those of large companies. Value stocks may decline in price. Frequent trading may increase fund transaction costs. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Kathryn A. Vorisek, Fiduciary Management Associates, LLC

Kathryn A. Vorisek
Portfolio Manager
Fiduciary ManagementAssociates, LLC

How did the fund perform relative to the benchmark for the year ended March 31, 2015, and which sectors were notable contributors and detractors?

The fund lagged its benchmark, the Russell 2000 Index. Small-cap growth stocks significantly outpaced their value counterparts for the year, and this provided a headwind for the fund's performance, given that our management strategy regularly favors value-oriented names.

Looking specifically at the fund's positioning, the biggest detractor by a wide margin was disappointing security selection in the industrials sector, as the stocks the fund held in this group underperformed those in the benchmark.

In contrast, stock picking was very favorable in the consumer discretionary and materials sectors. Positive security selection in healthcare was mostly offset by the fund's substantial underweighting in this outperforming category. An underweight in healthcare is typical for the fund, given that the index includes a number of relatively expensive biotechnology stocks that do not meet our valuation criteria.

Would you provide examples of stocks that were particularly meaningful relative detractors from the fund's results?

As we mentioned, stock selection within industrials proved challenging. Several names in this group stood out on the downside: MasTec, Inc., an infrastructure construction company; H&E Equipment Services, Inc., a provider of equipment for construction and industrial customers; and Chart Industries, Inc., which makes equipment to produce and store energy-related and industrial gases. All three stocks were hurt by their business exposure to struggling energy markets, which weighed on their financial results and called their future performance into question. As we did not know how long these troubles would last or how they would affect future revenue or earnings growth, we opted to reduce risk by selling all three holdings from the fund.

Various stocks from other sectors detracted as well, such as InvenSense, Inc., a maker of gyroscopic technology for mobile devices. The information technology company's shares fell sharply in October after InvenSense announced a long-awaited contract to supply Apple products that, unfortunately,

4

"Small-cap growth stocks significantly outpaced their value counterparts for the year, and this provided a headwind for the fund's performance, given that our management strategy regularly favors value-oriented names."
entailed less-profitable terms. In the consumer discretionary sector, Movado Group, Inc., a manufacturer and retailer of luxury watches and accessories, encountered weakness in its business due partly to exposure to Europe, which continued its economic struggles. Dorman Products, Inc. also hampered results, as the aftermarket auto parts maker reported weaker-than-anticipated earnings growth. To manage risk, we ultimately sold the fund's stakes in all three names.

Which stocks made notable contributions to the fund's relative performance?

Several consumer discretionary stocks stood out on the positive side, led by Gentherm, Inc., a maker of temperature-controlled products for vehicles, such as heated seats and cup holders. Gentherm continued to produce good financial results throughout the period, generating growth by entering new markets and establishing a competitive foothold in new product categories. Vail Resorts, Inc., an operator of ski and other vacation resorts, benefited from an improving economy that in turn has led to an increase in leisure spending. Fast-food restaurant group Popeyes Louisiana Kitchen, Inc. also added value. The lower- and middle-income consumers that make up the company's target market have benefited from lower gas prices, which has boosted their disposable income.

SECTOR COMPOSITION AS OF 3/31/15 (%)

5

"...one theme to our management was to reduce the fund's weighting in cyclical (economically sensitive) industrial stocks while simultaneously building exposure to cyclical, U.S.-focused consumer stocks."

Elsewhere, International Rectifier Corp. was another big contributor. Shares of this maker of power management semiconductors benefited from two primary catalysts. First, the company was well positioned to benefit from the burgeoning Internet of Things market, in which traditional household devices such as dishwashers or electric lights gain network connectivity. Second, International Rectifier's shares soared last August after the company agreed to be acquired for a significant premium. Soon after the acquisition announcement, we sold the fund's stake.

In healthcare, the fund benefited from a position in pharmaceutical company Akorn, Inc., whose stock was helped when several of the company's new products received regulatory approval, and by a successful price increase for one of its products. We sold the fund's position prior to period end, based on its higher valuation.

What notable shifts did you make to the fund's portfolio during the past 12 months?

As the period went on, we reduced the fund's weighting in cyclical (economically sensitive) industrial stocks while simultaneously building exposure to cyclical, U.S.-focused consumer stocks. This move reflected our view that a changing macroeconomic environment was creating new opportunities for certain consumer-oriented businesses able to benefit from lower energy prices,

TEN LARGEST HOLDINGS AS OF 3/31/15 (%)

PNM Resources, Inc.	1.8
CACI International, Inc., Class A	1.7
Webster Financial Corp.	1.7
Verint Systems, Inc.	1.6
Wintrust Financial Corp.	1.5
Curtiss-Wright Corp.	1.5
La Quinta Holdings, Inc.	1.5
CLARCOR, Inc.	1.5
Barnes Group, Inc.	1.5
Huron Consulting Group, Inc.	1.5
TOTAL	15.8
As a percentage of net assets.
Cash and cash equivalents are not included.

6

higher wages, better job growth, and increased consumer confidence. At the same time, a stronger U.S. dollar hurt industrial firms with significant business abroad, and oil prices remaining low over the long term threatened companies whose success depends on a thriving energy sector.

Accordingly, at period end, the fund was meaningfully overweighted in the consumer discretionary sector while roughly neutrally weighted in industrials, down from a meaningful overweighting one year earlier. The industrial stocks that the fund continued to own tend to do more of their business in the United States.

Another meaningful trend was our management of exposure to stocks with particular sensitivity to interest rates. These included real estate investment trusts and utilities, two relatively high-dividend-yielding categories that benefited from investors' desire for income in a low rate environment. As these stocks' valuations rose over time, we saw an increasingly unfavorable risk/reward trade-off among these companies, and starting late in 2014 began looking elsewhere in the market for stocks we believed provided better long-term potential.

MANAGED BY

Kathryn A. Vorisek On the fund since 1996 Investing since 1984
Leo Harmon, CFA On the fund since 2003 Investing since 1993

The views expressed in this report are exclusively those of Kathryn A. Vorisek, Fiduciary Management Associates, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	1.91	10.82	7.80	67.11	111.96
Class I1,2	7.61	12.32	8.74	78.79	131.07
Class R1[1,2]	6.86	11.55	7.93	72.74	114.57
Class R2[1,2]	7.18	11.22	7.20	70.22	100.37
Class R3[1,2]	7.02	11.66	8.04	73.61	116.73
Class R4[1,2]	7.42	12.06	8.39	76.71	123.92
Class R5[1,2]	7.64	12.33	8.69	78.87	130.07
Class R6[1,2]	7.80	12.43	8.80	79.61	132.41
Class ADV[1,2]	7.39	12.07	8.31	76.78	122.25
Index†	8.21	14.57	8.82	97.37	132.80

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class ADV shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class ADV
Gross (%)	1.46	1.17	2.96	8.12	10.87	19.03	6.04	7.66	4.50
Net (%)	1.46	1.15	1.81	1.56	1.71	1.31	1.11	0.99	1.35

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 2000 Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Company Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 2000 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I1,2	3-31-05	23,107	23,107	23,280
Class R1[1,2]	3-31-05	21,457	21,457	23,280
Class R2[1,2]	3-31-05	20,037	20,037	23,280
Class R3[1,2]	3-31-05	21,673	21,673	23,280
Class R4[1,2]	3-31-05	22,392	22,392	23,280
Class R5[1,2]	3-31-05	23,007	23,007	23,280
Class R6[1,2]	3-31-05	23,241	23,241	23,280
Class ADV[1,2]	3-31-05	22,225	22,225	23,280

The Russell 2000 Index is an index that measures performance of the 2,000 smallest companies in the Russell 3000 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	On 12-11-09, through a reorganization, the fund acquired all of the assets of the FMA Small Company Portfolio (the predecessor fund). On that date, the predecessor fund offered its Investor shares in exchange for Class A shares and the Institutional shares in exchange for Class I shares of John Hancock Small Company Fund, which were first offered on 12-14-09. In addition to Class A and Class I shares, Class ADV shares were also offered on 12-14-09. The returns of Class A, Class ADV, and Class I shares prior to this date are those of the predecessor fund's Investor shares that have been recalculated to apply the gross fees and expenses of Class A, Class ADV, and Class I shares, as applicable. Class R1, Class R3, Class R4, and Class R5 shares were first offered on 4-30-10; Class R6 shares were first offered on 9-1-11; Class R2 shares were first offered on 3-1-12. Returns prior to these dates are those of Class A shares recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4, Class R5, Class R6, and Class R2 shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on October 1, 2014, with the same investment held until March 31, 2015.

	Account value on 10-1-2014	Ending value on 3-31-2015	Expenses paid during period ended 3-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,117.60	$7.50	1.42%
Class I	1,000.00	1,119.30	5.92	1.12%
Class R1	1,000.00	1,115.20	9.49	1.80%
Class R2	1,000.00	1,117.20	8.18	1.55%
Class R3	1,000.00	1,116.20	8.97	1.70%
Class R4	1,000.00	1,118.50	6.87	1.30%
Class R5	1,000.00	1,119.20	5.81	1.10%
Class R6	1,000.00	1,120.00	5.13	0.97%
Class ADV	1,000.00	1,118.20	7.08	1.34%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on October 1, 2014, with the same investment held until March 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 10-1-14	Ending value on 3-31-15	Expenses paid during period ended 3-31-15[1]	Annualized expense ratio
Class A	$1,000.00	$1,017.90	$7.14	1.42%
Class I	1,000.00	1,019.30	5.64	1.12%
Class R1	1,000.00	1,016.00	9.05	1.80%
Class R2	1,000.00	1,017.20	7.80	1.55%
Class R3	1,000.00	1,016.50	8.55	1.70%
Class R4	1,000.00	1,018.40	6.54	1.30%
Class R5	1,000.00	1,019.40	5.54	1.10%
Class R6	1,000.00	1,020.10	4.89	0.97%
Class ADV	1,000.00	1,018.20	6.74	1.34%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

11

Fund's investments

As of 3-31-15
	Shares	Value
Common stocks 96.9%		$219,811,168
(Cost $185,229,888)
Consumer discretionary 18.7%		42,364,749
Auto components 1.2%
Gentherm, Inc. (I)	56,060	2,831,582
Distributors 2.4%
Core-Mark Holding Company, Inc.	34,696	2,231,647
Pool Corp.	45,225	3,154,896
Diversified consumer services 1.4%
Bright Horizons Family Solutions, Inc. (I)	63,855	3,273,846
Hotels, restaurants and leisure 5.1%
La Quinta Holdings, Inc. (I)	143,260	3,392,397
Marriott Vacations Worldwide Corp.	39,175	3,175,134
Popeyes Louisiana Kitchen, Inc. (I)	36,932	2,209,272
Vail Resorts, Inc.	26,710	2,762,348
Household durables 2.4%
La-Z-Boy, Inc.	112,400	3,159,564
Universal Electronics, Inc. (I)	41,830	2,360,885
Leisure products 1.4%
Vista Outdoor, Inc. (I)	71,430	3,058,633
Media 1.4%
AMC Entertainment Holdings, Inc., Class A	86,245	3,060,835
Multiline retail 1.3%
Big Lots, Inc.	63,255	3,038,138
Specialty retail 1.1%
Boot Barn Holdings, Inc. (I)	100,385	2,401,209
Textiles, apparel and luxury goods 1.0%
Wolverine World Wide, Inc.	67,395	2,254,363
Consumer staples 1.1%		2,467,632
Food products 1.1%
Snyder's-Lance, Inc.	77,210	2,467,632
Energy 2.9%		6,524,454
Energy equipment and services 2.1%
Oil States International, Inc. (I)	56,600	2,250,982
Superior Energy Services, Inc.	110,350	2,465,219
Oil, gas and consumable fuels 0.8%
Carrizo Oil & Gas, Inc. (I)	36,420	1,808,253

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials 25.9%		$58,850,206
Banks 11.0%
Columbia Banking System, Inc.	97,975	2,838,336
Fulton Financial Corp.	249,730	3,081,668
IBERIABANK Corp.	50,655	3,192,785
PrivateBancorp, Inc.	83,480	2,935,992
TCF Financial Corp.	207,135	3,256,162
Webster Financial Corp.	101,855	3,773,728
Western Alliance Bancorp (I)	80,585	2,388,539
Wintrust Financial Corp.	73,175	3,488,984
Capital markets 2.5%
Evercore Partners, Inc., Class A	64,135	3,313,214
Stifel Financial Corp. (I)	44,440	2,477,530
Insurance 2.8%
StanCorp Financial Group, Inc.	47,560	3,262,616
The Hanover Insurance Group, Inc.	41,700	3,026,586
Real estate investment trusts 6.7%
Brandywine Realty Trust	205,015	3,276,140
Chesapeake Lodging Trust	66,535	2,250,879
DCT Industrial Trust, Inc.	33,845	1,173,068
Lexington Realty Trust	222,730	2,189,436
Medical Properties Trust, Inc.	210,690	3,105,571
National Health Investors, Inc.	45,675	3,243,382
Thrifts and mortgage finance 2.9%
Capitol Federal Financial, Inc.	263,790	3,297,375
EverBank Financial Corp.	181,820	3,278,215
Health care 10.0%		22,718,147
Biotechnology 2.8%
Emergent Biosolutions, Inc. (I)	103,810	2,985,576
Ligand Pharmaceuticals, Inc. (I)	43,230	3,333,465
Health care equipment and supplies 4.2%
AngioDynamics, Inc. (I)	125,840	2,238,694
Globus Medical, Inc., Class A (I)	130,415	3,291,675
Greatbatch, Inc. (I)	22,340	1,292,369
Halyard Health, Inc. (I)	57,640	2,835,888
Health care providers and services 1.5%
Amsurg Corp. (I)	54,639	3,361,391
Pharmaceuticals 1.5%
Prestige Brands Holdings, Inc. (I)	78,785	3,379,089
Industrials 13.4%		30,361,833
Aerospace and defense 2.6%
Astronics Corp. (I)	33,415	2,462,686

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Industrials (continued)
Aerospace and defense (continued)
Curtiss-Wright Corp.	46,150	$3,412,331
Air freight and logistics 1.4%
Forward Air Corp.	59,800	3,247,140
Building products 1.2%
Apogee Enterprises, Inc.	64,670	2,793,744
Commercial services and supplies 1.4%
Healthcare Services Group, Inc.	98,950	3,179,264
Machinery 4.2%
Barnes Group, Inc.	83,575	3,383,952
CLARCOR, Inc.	51,295	3,388,548
John Bean Technologies Corp.	73,540	2,626,849
Professional services 1.5%
Huron Consulting Group, Inc. (I)	51,095	3,379,934
Trading companies and distributors 1.1%
WESCO International, Inc. (I)	35,590	2,487,385
Information technology 15.7%		35,536,550
Electronic equipment, instruments and components 1.3%
Rogers Corp. (I)	34,855	2,865,430
Internet software and services 1.2%
Dealertrack Technologies, Inc. (I)	68,615	2,643,050
IT services 1.7%
CACI International, Inc., Class A (I)	43,230	3,887,242
Semiconductors and semiconductor equipment 3.7%
Advanced Energy Industries, Inc. (I)	87,495	2,245,122
Entegris, Inc. (I)	243,350	3,331,462
Intersil Corp., Class A	200,630	2,873,022
Software 6.6%
ACI Worldwide, Inc. (I)	129,765	2,810,710
Blackbaud, Inc.	66,935	3,171,380
Mentor Graphics Corp.	129,830	3,119,815
Take-Two Interactive Software, Inc. (I)	93,835	2,388,570
Verint Systems, Inc. (I)	57,130	3,538,061
Technology hardware, storage and peripherals 1.2%
Cray, Inc. (I)	94,825	2,662,686
Materials 4.6%		10,427,986
Chemicals 1.9%
Balchem Corp.	33,750	1,869,075
Sensient Technologies Corp.	34,605	2,383,592

14SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
Materials (continued)
Construction materials 1.3%
	Headwaters, Inc. (I)		160,795	$2,948,980
Containers and packaging 1.4%
	Berry Plastics Group, Inc. (I)		89,150	3,226,339
Utilities 4.6%				10,559,611
Electric utilities 4.6%
	ALLETE, Inc.		63,065	3,327,309
	PNM Resources, Inc.		141,980	4,145,816
	UIL Holdings Corp.		60,025	3,086,486
Exchange-traded funds 0.2%				$561,440
(Cost $569,568)
	iShares Russell 2000 ETF		4,515	561,440
	Yield (%)		Shares	Value
Short-term investments 3.4%				$7,765,139
(Cost $7,765,139)
Money market funds 3.4%				7,765,139
State Street Institutional Liquid Reserves Fund	0.0986(Y	)	7,765,139	7,765,139
Total investments (Cost $193,564,595)† 100.5%				$228,137,747
Other assets and liabilities, net (0.5%)				($1,198,953)
Total net assets 100.0%				$226,938,794

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ETF	Exchange-Traded Fund
(I)	Non-income producing security.
(Y)	The rate shown is the annualized seven-day yield as of 3-31-15.
†	At 3-31-15, the aggregate cost of investment securities for federal income tax purposes was $193,773,356. Net unrealized appreciation aggregated $34,364,391, of which $36,824,935 related to appreciated investment securities and $2,460,544 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 3-31-15

Assets
Investments, at value (Cost $193,564,595)	$228,137,747
Receivable for investments sold	1,313,122
Receivable for fund shares sold	457,610
Dividends and interest receivable	259,592
Receivable due from advisor	436
Other receivables and prepaid expenses	93,063
Total assets	230,261,570
Liabilities
Payable for investments purchased	3,141,169
Payable for fund shares repurchased	73,003
Payable to affiliates
Accounting and legal services fees	3,162
Transfer agent fees	22,186
Distribution and service fees	419
Trustees' fees	323
Other liabilities and accrued expenses	82,514
Total liabilities	3,322,776
Net assets	$226,938,794
Net assets consist of
Paid-in capital	$186,204,686
Accumulated net realized gain (loss) on investments	6,160,956
Net unrealized appreciation (depreciation) on investments	34,573,152
Net assets	$226,938,794

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($179,748,159 ÷ 6,477,931 shares)[1]	$27.75
Class I ($43,266,570 ÷ 1,533,126 shares)	$28.22
Class R1 ($1,362,301 ÷ 50,021 shares)	$27.23
Class R2 ($571,099 ÷ 20,524 shares)	$27.83
Class R3 ($236,792 ÷ 8,649 shares)	$27.38
Class R4 ($73,159 ÷ 2,620 shares)	$27.92
Class R5 ($330,027 ÷ 11,685 shares)	$28.24
Class R6 ($789,742 ÷ 27,866 shares)	$28.34
Class ADV ($560,945 ÷ 20,107 shares)	$27.90
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$29.21

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENT OF OPERATIONS   For the year ended 3-31-15

Investment income
Dividends	$2,700,407
Interest	5,187
Total investment income	2,705,594
Expenses
Investment management fees	1,940,116
Distribution and service fees	510,162
Accounting and legal services fees	23,736
Transfer agent fees	261,309
Trustees' fees	3,249
State registration fees	145,801
Printing and postage	38,319
Professional fees	51,129
Custodian fees	26,598
Registration and filing fees	45,990
Other	12,894
Total expenses	3,059,303
Less expense reductions	(120,550)
Net expenses	2,938,753
Net investment loss	(233,159)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	16,082,230
16,082,230
Change in net unrealized appreciation (depreciation) of
Investments	(413,140)
(413,140)
Net realized and unrealized gain	15,669,090
Increase in net assets from operations	$15,435,931

18SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-15	Year ended 3-31-14
Increase (decrease) in net assets
From operations
Net investment loss	($233,159)	($751,344)
Net realized gain	16,082,230	30,405,996
Change in net unrealized appreciation (depreciation)	(413,140)	7,354,143
Increase in net assets resulting from operations	15,435,931	37,008,795
Distributions to shareholders
From net realized gain
Class A	(15,753,572)	(2,829,841)
Class I	(4,348,300)	(906,306)
Class R1	(132,775)	(24,020)
Class R2	(44,943)	(5,689)
Class R3	(20,688)	(2,815)
Class R4	(6,731)	(1,609)
Class R5	(30,858)	(5,888)
Class R6	(31,652)	(7,401)
Class ADV	(51,546)	(10,404)
Total distributions	(20,421,065)	(3,793,973)
From fund share transactions	16,173,082	10,957,047
Total increase	11,187,948	44,171,869
Net assets
Beginning of year	215,750,846	171,578,977
End of year	$226,938,794	$215,750,846
Accumulated net investment loss	—	($339,231)

SEE NOTES TO FINANCIAL STATEMENTS19

Financial highlights

Class A Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$28.67	$24.10	$20.86	$21.44	$17.82
Net investment loss[1]	(0.05)	(0.13)	(0.07)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	1.87	5.23	3.31	(0.57)	3.62
Total from investment operations	1.82	5.10	3.24	(0.58)	3.59
Less distributions
From net realized gain	(2.74)	(0.53)	—	—	—
Non-recurring reimbursement	—	—	—	—	0.03 [2]
Net asset value, end of period	$27.75	$28.67	$24.10	$20.86	$21.44
Total return (%)[3,4]	7.28	21.26	15.53	(2.71)	20.31
Ratios and supplemental data
Net assets, end of period (in millions)	$180	$162	$120	$129	$88
Ratios (as a percentage of average net assets):
Expenses before reductions	1.43	1.47	1.54	1.54	1.49
Expenses including reductions	1.43	1.47	1.50	1.44	1.34
Net investment loss	(0.17)	(0.47)	(0.36)	(0.07)	(0.17)
Portfolio turnover (%)	79	85	97	133	159

1	Based on average daily shares outstanding.
2	Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

20SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	3-31-15	3-31-14	3-31-13		3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$29.02	$24.32	$20.96		$21.51	$17.84
Net investment income (loss)[1]	0.03	(0.04)	—	[2]	0.07	0.02
Net realized and unrealized gain (loss) on investments	1.91	5.27	3.36		(0.58)	3.62
Total from investment operations	1.94	5.23	3.36		(0.51)	3.64
Less distributions
From net investment income	—	—	—		(0.04)	—
From net realized gain	(2.74)	(0.53)	—		—	—
Non-recurring reimbursement	—	—	—		—	0.03	[3]
Net asset value, end of period	$28.22	$29.02	$24.32		$20.96	$21.51
Total return (%)[4]	7.61	21.61	16.03		(2.34)	20.57
Ratios and supplemental data
Net assets, end of period (in millions)	$43	$50	$49		$69	$67
Ratios (as a percentage of average net assets):
Expenses before reductions	1.14	1.15	1.18		1.16	1.12
Expenses including reductions	1.13	1.14	1.11		1.04	1.11
Net investment income (loss)	0.12	(0.15)	0.02		0.34	0.09
Portfolio turnover (%)	79	85	97		133	159

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS21

Class R1 Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$28.29	$23.87	$20.71	$21.37	$19.38
Net investment loss[2]	(0.15)	(0.21)	(0.13)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	1.83	5.16	3.29	(0.58)	2.03
Total from investment operations	1.68	4.95	3.16	(0.66)	1.96
Less distributions
From net realized gain	(2.74)	(0.53)	—	—	—
Non-recurring reimbursement	—	—	—	—	0.03	[3]
Net asset value, end of period	$27.23	$28.29	$23.87	$20.71	$21.37
Total return (%)[4]	6.86	20.84	15.26	(3.09)	10.27	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.84	2.94	4.37	13.34	7.22	[7]
Expenses including reductions	1.80	1.80	1.80	1.80	1.80	[7]
Net investment loss	(0.55)	(0.82)	(0.60)	(0.40)	(0.42)[7]
Portfolio turnover (%)	79	85	97	133	159	[8]

1	The inception date for Class R1 shares is 4-30-10.
2	Based on average daily shares outstanding.
3	Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-10 to 3-31-11.

22SEE NOTES TO FINANCIAL STATEMENTS

Class R2 Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$28.77	$24.21	$20.96	$20.56
Net investment income (loss)[2]	(0.08)	(0.14)	(0.08)	0.02
Net realized and unrealized gain on investments	1.88	5.23	3.33	0.38
Total from investment operations	1.80	5.09	3.25	0.40
Less distributions
From net realized gain	(2.74)	(0.53)	—	—
Net asset value, end of period	$27.83	$28.77	$24.21	$20.96
Total return (%)[3]	7.18	21.12	15.51	1.95	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.66	7.99	20.22	16.31	[6]
Expenses including reductions	1.55	1.55	1.55	1.55	[6]
Net investment income (loss)	(0.29)	(0.54)	(0.39)	1.31	[6]
Portfolio turnover (%)	79	85	97	133	[7]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R3 Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$28.39	$23.94	$20.76	$21.39	$19.38
Net investment loss[2]	(0.12)	(0.19)	(0.12)	(0.06)	(0.10)
Net realized and unrealized gain (loss) on investments	1.85	5.17	3.30	(0.57)	2.08
Total from investment operations	1.73	4.98	3.18	(0.63)	1.98
Less distributions
From net realized gain	(2.74)	(0.53)	—	—	—
Non-recurring reimbursement	—	—	—	—	0.03	[3]
Net asset value, end of period	$27.38	$28.39	$23.94	$20.76	$21.39
Total return (%)[4]	7.02	20.90	15.32	(2.95)	10.37	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	— [6]	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	9.06	10.89	5.15	4.65	3.00	[7]
Expenses including reductions	1.70	1.70	1.70	1.70	1.70	[7]
Net investment loss	(0.43)	(0.75)	(0.56)	(0.32)	(0.52)[7]
Portfolio turnover (%)	79	85	97	133	159	[8]

1	The inception date for Class R3 shares is 4-30-10.
2	Based on average daily shares outstanding.
3	Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-10 to 3-31-11.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R4 Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$28.79	$24.17	$20.87	$21.44	$19.38
Net investment income (loss)[2]	(0.01)	(0.08)	(0.03)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	1.88	5.23	3.33	(0.56)	2.06
Total from investment operations	1.87	5.15	3.30	(0.57)	2.03
Less distributions
From net realized gain	(2.74)	(0.53)	—	—	—
Non-recurring reimbursement	—	—	—	—	0.03	[3]
Net asset value, end of period	$27.92	$28.79	$24.17	$20.87	$21.44
Total return (%)[4]	7.42	21.41	15.81	(2.66)	10.63	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	— [6]	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	19.97	18.99	18.82	28.72	7.40	[7]
Expenses including reductions	1.30	1.30	1.31	1.40	1.40	[7]
Net investment income (loss)	(0.05)	(0.31)	(0.17)	(0.03)	(0.16)[7]
Portfolio turnover (%)	79	85	97	133	159	[8]

1	The inception date for Class R4 shares is 4-30-10.
2	Based on average daily shares outstanding.
3	Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-10 to 3-31-11.

SEE NOTES TO FINANCIAL STATEMENTS25

Class R5 Shares Period ended	3-31-15		3-31-14	3-31-13		3-31-12	3-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$29.03		$24.32	$20.96		$21.50	$19.38
Net investment income (loss)[2]	0.04		(0.03)	0.01		0.05	0.01
Net realized and unrealized gain (loss) on investments	1.91		5.27	3.35		(0.56)	2.08
Total from investment operations	1.95		5.24	3.36		(0.51)	2.09
Less distributions
From net investment income	—		—	—		(0.03)	—
From net realized gain	(2.74)		(0.53)	—		—	—
Non-recurring reimbursement	—		—	—		—	0.03	[3]
Net asset value, end of period	$28.24		$29.03	$24.32		$20.96	$21.50
Total return (%)[4]	7.64		21.65	16.03		(2.34)	10.94	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	—	[6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	5.61		6.05	7.78		8.75	3.66	[7]
Expenses including reductions	1.10		1.10	1.10		1.10	1.10	[7]
Net investment income (loss)	0.16		(0.11)	0.05		0.28	0.05	[7]
Portfolio turnover (%)	79		85	97		133	159	[8]

1	The inception date for Class R5 shares is 4-30-10.
2	Based on average daily shares outstanding.
3	Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-10 to 3-31-11.

26SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	3-31-15	3-31-14	3-31-13		3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$29.08	$24.34	$20.97		$18.69
Net investment income (loss)[2]	0.09	(0.02)	0.02		0.06
Net realized and unrealized gain on investments	1.91	5.29	3.35		2.26
Total from investment operations	2.00	5.27	3.37		2.32
Less distributions
From net investment income	—	—	—		(0.04)
From net realized gain	(2.74)	(0.53)	—		—
Net asset value, end of period	$28.34	$29.08	$24.34		$20.97
Total return (%)[3]	7.80	21.75	16.07		12.45	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.54	7.66	18.63		15.46	[6]
Expenses including reductions	0.97	1.04	1.04		1.04	[6]
Net investment income (loss)	0.32	(0.06)	0.11		0.55	[6]
Portfolio turnover (%)	79	85	97		133	[7]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS27

Class ADV Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11
Per share operating performance
Net asset value, beginning of period	$28.78	$24.17	$20.88	$21.44	$17.82
Net investment income (loss)[1]	(0.03)	(0.09)	(0.04)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	1.89	5.23	3.33	(0.57)	3.60
Total from investment operations	1.86	5.14	3.29	(0.56)	3.59
Less distributions
From net realized gain	(2.74)	(0.53)	—	—	—
Non-recurring reimbursement	—	—	—	—	0.03 [2]
Net asset value, end of period	$27.90	$28.78	$24.17	$20.88	$21.44
Total return (%)[3]	7.39	21.37	15.76	(2.61)	20.31
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	— [4]	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	4.17	4.51	4.91	4.34	4.99
Expenses including reductions	1.34	1.34	1.34	1.34	1.34
Net investment income (loss)	(0.09)	(0.35)	(0.20)	0.03	(0.07)
Portfolio turnover (%)	79	85	97	133	159

1	Based on average daily shares outstanding.
2	Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than $500,000.

28SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Small Company Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek maximum long-term total return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class ADV shares are available to investors who acquired Class A shares as a result of the reorganization of the FMA Small Company Portfolio into the fund and are closed to new investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded funds, held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end management investment companies are valued at their respective net asset values each business day. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of March 31, 2015, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

29

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended March 31, 2015 were $323. For the year ended March 31, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended March 31, 2015 and 2014 was $20,421,065 and $3,793,973 of long-term capital gain, respectively.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2015, the components of distributable earnings on a tax basis consisted of $6,369,717 of undistributed long-term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and net operating losses.

30

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of: (a) 0.90% of the first $500 million of the fund's average daily net assets; (b) 0.85% of the next $500 million of the fund's average daily net assets; and (c) 0.80% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Fiduciary Management Associates, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund to the extent necessary to maintain the fund's total operating expenses at 1.50%, 1.14%, 1.80%, 1.55%, 1.70%, 1.30%, 1.10%, 1.04%, and 1.34% for Class A, Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class ADV shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement expires on June 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For Class R6 shares, the Advisor has contractually agreed to waive and/or reimburse all class specific expenses of the fund, including transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.00% of average net assets. The fee waiver and/or reimbursement will continue in effect until June 30, 2015, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at the time.

For the year ended March 31, 2015, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$12,356	Class R4	$14,846
Class I	3,522	Class R5	14,656
Class R1	14,125	Class R6	16,491
Class R2	14,084	Class ADV	15,670
Class R3	14,721	Total	$120,471

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2015 were equivalent to a net annual effective rate of 0.84% of the fund's average daily net assets.

31

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2015, amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class R1, Class R2, Class R3, Class R4 and Class ADV shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%
Class R2	0.25%	0.25%	Class ADV	0.25%	—
Class R3	0.50%	0.15%

The fund's Distributor has contractually agreed to waive 0.10% of 12b-1 fees for Class R4 shares to limit the 12b-1 fees on Class R4 to 0.15% of the average daily net assets of Class R4 shares, until at least June 30, 2015, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $79 for Class R4 shares for the year ended March 31, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $753,435 for the year ended March 31, 2015. Of this amount, $127,813 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $621,420 was paid as sales commissions to broker-dealers and $4,202 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2015, CDSCs received by the Distributor amounted to $1,079 for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

32

Class level expenses. Class level expenses for the year ended March 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$495,068	$206,700	$25,294	$29,445
Class I	—	53,425	15,763	7,918
Class R1	10,066	228	14,664	247
Class R2	1,912	76	14,576	114
Class R3	1,299	33	14,665	54
Class R4	250	14	14,665	12
Class R5	171	54	14,665	48
Class R6	—	79	16,153	223
Class ADV	1,396	700	15,356	258
Total	$510,162	$261,309	$145,801	$38,319

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended March 31, 2015 and 2014 were as follows:

		Year ended 3-31-15		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,216,719	$33,765,371	1,552,359	$41,079,484
Distributions reinvested	615,709	15,558,946	102,300	2,786,664
Repurchased	(1,018,751)	(28,165,325)	(960,191)	(25,436,592)
Net increase	813,677	$21,158,992	694,468	$18,429,556
Class I shares
Sold	193,349	$5,479,237	193,388	$5,151,488
Distributions reinvested	169,243	4,346,160	32,858	905,580
Repurchased	(549,058)	(15,317,986)	(535,308)	(14,085,302)
Net decrease	(186,466)	($5,492,589)	(309,062)	($8,028,234)
Class R1 shares
Sold	12,602	$336,999	29,686	$738,827
Distributions reinvested	2,662	66,104	403	10,853
Repurchased	(13,846)	(376,272)	(20,611)	(529,775)
Net increase	1,418	$26,831	9,478	$219,905
Class R2 shares
Sold	7,432	$202,439	10,063	$267,926
Distributions reinvested	284	7,204	13	347
Repurchased	(1,088)	(28,525)	(1,044)	(30,046)
Net increase	6,628	$181,118	9,032	$238,227
Class R3 shares
Sold	2,095	$57,825	2,952	$75,875
Distributions reinvested	829	20,688	104	2,815
Repurchased	(337)	(8,949)	(15,649)	(367,890)
Net increase (decrease)	2,587	$69,564	(12,593)	($289,200)

33

		Year ended 3-31-15		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	185	$5,140	210	$5,535
Distributions reinvested	126	3,200	34	930
Repurchased	(799)	(21,874)	(638)	(15,038)
Net decrease	(488)	($13,534)	(394)	($8,573)
Class R5 shares
Sold	1,753	$49,707	2,823	$74,455
Distributions reinvested	1,201	30,858	214	5,888
Repurchased	(2,380)	(66,340)	(2,372)	(62,424)
Net increase	574	$14,225	665	$17,919
Class R6 shares
Sold	18,765	$503,716	14,968	$422,603
Distributions reinvested	659	17,006	166	4,584
Repurchased	(10,003)	(286,860)	(2,233)	(59,675)
Net increase	9,421	$233,862	12,901	$367,512
Class ADV shares
Distributions reinvested	2,029	51,546	381	10,404
Repurchased	(2,065)	(56,933)	(20)	(469)
Net increase (decrease)	(36)	($5,387)	361	$9,935
Total net increase	647,315	$16,173,082	404,856	$10,957,047

Affiliates of the fund owned 24%, 49% and 19% of shares of beneficial interest of Class R2, Class R4 and Class R6, respectively, on March 31, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $165,694,098 and 169,931,643, respectively, for the year ended March 31, 2015.

34

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of

John Hancock Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Small Company Fund (the "Fund") at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 18, 2015

35

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $20,421,065 in capital gain dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

36

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	221
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2006	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2012	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

37

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2012	221
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2006	221
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

38

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	221
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, president and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	221
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

39

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

40

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Fiduciary Management Associates, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

41

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

INCOME FUNDS (continued)

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Small Company Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF202368	348A 3/15 5/15

John Hancock

Disciplined Value Mid Cap Fund

Annual report 3/31/15

A message to shareholders

Dear fellow shareholder,

The U.S. economy continues to improve, with many indicators suggesting that the rising tide of growth is broadening out, becoming more self-sustaining, and benefiting a greater portion of the population. Last year marked the strongest year for job creation since 1999, with nearly three million jobs created and the unemployment rate declining across all 50 states. Consumer spending, a significant driver of economic activity, has been robust thanks to the jobs picture and to sharply lowered fuel prices. Inflation and interest rates remain low, and corporate earnings are strong. Good economic and business news has translated into good news for U.S. investors, with continued solid results for a range of U.S. equity indexes in the first quarter of 2015. Many fixed-income indexes also gained in this environment.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. The European Central Bank announced dramatic monetary policy measures in January to promote economic activity in the region—similar to the monetary policy activity of the U.S. Federal Reserve in recent years. As was the case in the United States beginning in 2009, financial markets in Europe and Japan may turn positive in advance of real economic progress. In fact, our network of asset managers and research firms believes that these central bank programs, also known as quantitative easing, may prove to be the single biggest driver of international market returns in 2015.

While maintaining adequate portfolio diversification is vital in any market environment, we believe it is especially important today given the dramatic central bank interventions of the past few years and the very real geopolitical risk around the world. The uncertainty of today's global financial markets is one of the reasons we at John Hancock Investments believe it is important for long-term portfolios to have exposure to alternative investments. Alternative strategies seek patterns of performance that differ from both stocks and bonds so that they can help bolster a portfolio's performance when volatility strikes. With market volatility climbing in recent months, now may be a good time to discuss the resilience of your portfolio with your financial advisor and whether alternative investments should play a role.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of March 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Disciplined Value Mid Cap Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
18	Financial statements
22	Financial highlights
29	Notes to financial statements
36	Auditor's report
37	Tax information
38	Trustees and Officers
42	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital with current income as a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15 (%)

The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell midcap companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1. After the close of business on 7-9-10, holders of Investor shares and Institutional shares of the former Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A and Class I shares, respectively, of John Hancock Disciplined Value Mid Cap Fund, which were first offered on 7-12-10. Class A shares' performance shown above for periods prior to this date is that of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Accommodative monetary policy supported equities

Equity markets benefited from continued stimulus from the U.S. Federal Reserve in the form of quantitative easing for most of the period and near-zero interest rates.

Stock selection led to outperformance

The fund outperformed the Russell Midcap Value Index and its mid-cap value peers, primarily due to stock selection in the information technology and energy sectors.

Fund benefited in rocky second half

Our focus on quality companies was rewarded in the second half of the period as market volatility rose.

PORTFOLIO COMPOSITION AS OF 3/31/15 (%)

A note about risks

The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Value stocks may decline in price. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Steven L. Pollack, CFA, Boston Partners

Steven L. Pollack, CFA
Portfolio Manager
Boston Partners

The bull market in U.S. stocks continued over the past twelve months. What kept stocks on a positive trajectory?

U.S. stocks followed up a stellar 2013 by continuing to advance, with most major indices setting new highs during the reporting period. The S&P 500 Index returned 12.73% while mid-cap value stocks, as measured by the fund's benchmark, the Russell Midcap Value Index, advanced 11.70% during the 12-month period ended March 31, 2015.

Stocks benefited from several catalysts over the course of the fiscal year. The U.S. Federal Reserve (Fed) continued its quantitative easing program for the first half of the period and maintained its zero interest-rate policy, encouraging investors to embrace riskier assets in pursuit of returns. This also provided companies with affordable financing for merger activity and shareholder-friendly actions such as dividend payments and share buybacks. A steadily improving job market also provided support to economic expansion as the first half of the period saw the United States produce its strongest back-to-back quarters of GDP growth since 2003, making it one of the bright spots in an otherwise tepid global economy. And finally, U.S. companies continued to increase earnings at a solid pace with the majority of S&P 500 Index constituents topping Wall Street expectations.

The strength of the economy and investor confidence enabled stocks to overcome risks that led to sporadic selloffs throughout the period. Equities were challenged during the year by escalating geopolitical risk in Ukraine and the Middle East, uncertainty over the fate of Greece in the eurozone, and sharply falling oil prices, and a strengthening U.S. dollar. Yet in each instance, equities bounced back quickly.

One constant throughout has been a supportive Fed. Since becoming Fed chair in February 2014, Janet Yellen has mostly soothed markets by communicating patience and signaling that interest rates would remain low amid a sluggish recovery in growth and wages.

4

"... significant contributions to the fund's outperformance came from stocks in the cyclical industries of information technology, energy, industrials, and materials."

What factors drove the fund's outperformance for the year, relative to its benchmark?

As active managers, performance is a function of the bottom-up analysis that drives our stock selection. We are constantly on the lookout for investment opportunities within our three-circle discipline of attractive valuation, sound fundamentals, and a catalyst for improvement. We were able to identify a number of such companies during the year, allowing the fund to add value over its benchmark across most industry sectors. In particular, significant contributions to the fund's outperformance came from stocks in the cyclical sectors of information technology, energy, industrials, and materials.

Can you discuss some of the stock-specific factors that contributed the most to the fund's performance?

Robert Half International, Inc., an out-of-benchmark provider of staffing in accounting and finance in the industrials sector and the fund's second largest holding, was a significant contributor to performance for the period as the company benefited from an increase in the placement of temporary workers. Lear Corp., a supplier of electrical and seating systems to the auto industry in the consumer discretionary sector, and the fund's largest position, gained from strengthening auto sales. Within information technology, Avago Technologies, Ltd. continued to benefit from its leadership position as a supplier of smartphone technologies while out-of-benchmark semiconductor holdings NXP Semiconductors NV and ON Semiconductor Corp. were lifted by

SECTOR COMPOSITION AS OF 3/31/15 (%)

5

"We continue to maintain the fund's overweight in technology, investing in stock-specific opportunities with reasonable valuations compared to their earnings and cash flow characteristics."

consolidation in the chip space. Meanwhile, Graphic Packaging Holding Company, in the materials sector, continued to deliver strong results from a healthier balance sheet and improved productivity as product volumes normalized. An out-of-benchmark holding in Marathon Petroleum Corp., in the energy sector, benefited from lower oil prices in its refining business.

What factors and specific stocks detracted from the fund's performance?

Within the consumer discretionary sector, Apollo Education Group, Inc. was a significant detractor. The owner of the for-profit University of Phoenix suffered from declining enrollment as it faces more competition from traditional colleges in a recovering economy. The fund's position in Apollo was sold prior to period end. The fund's healthcare holdings lagged slightly due in part to the fund's positions in healthcare providers, where we passed on holding several strong-performing HMOs and hospital operators.

How was the fund positioned at the end of the period?

Our focus remains on owning good businesses with differentiated products that can continue to perform well facing the likelihood of higher interest rates and uncertainty over the strength of the U.S. economy. We continue to maintain the fund's overweight in technology, investing in stock-specific opportunities with reasonable valuations compared to their earnings and cash flow

TEN LARGEST HOLDINGS AS OF 3/31/15 (%)

Lear Corp.	1.8
Robert Half International, Inc.	1.8
TD Ameritrade Holding Corp.	1.8
Western Digital Corp.	1.7
Omnicare, Inc.	1.6
Boston Properties, Inc.	1.6
Equity Residential	1.5
Graphic Packaging Holding Company	1.5
Amdocs, Ltd.	1.4
The Allstate Corp.	1.4
TOTAL	16.1
As a percentage of net assets.
Cash and cash equivalents are not included.

6

characteristics. Industrials that are well-positioned to benefit from improving cyclical conditions represent another overweight in the fund. Financials are the fund's largest allocation; its largest underweight is to the richly-valued, rate-sensitive utilities sector.

A strengthening dollar has caused earnings growth to stall, yet free cash flow growth and capital returns to shareholders have continued to increase. Current free cash flow yields continue to look very attractive compared to U.S. corporate bond yields. As investors gain confidence that the economy will improve and earnings growth will reappear in the second half of 2015 and 2016, we believe U.S. equity markets should continue to modestly improve.

MANAGED BY

Steven L. Pollack, CFA On the fund since 2000 Investing since 1984
Joseph F. Feeney, Jr., CFA On the fund since 2010 Investing since 1985

The views expressed in this report are exclusively those of Steven L. Pollack, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an investment division of Robeco Investment Management, Inc.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	8.08	15.97	11.32	109.72	192.21
Class C1	11.90	16.26	11.02	112.38	184.52
Class I1,2	14.13	17.52	12.28	124.13	218.51
Class R2[1,2]	13.66	16.99	11.71	119.19	202.69
Class R4[1,2]	13.93	17.32	12.10	122.22	213.37
Class R6[1,2]	14.21	17.62	12.36	125.10	220.76
Class ADV[1,2]	13.67	17.11	11.86	120.28	206.79
Index†	11.70	15.84	9.61	108.63	150.25

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class ADV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class ADV
Gross (%)	1.18	1.94	0.90	1.32	1.32	0.81	3.45
Net (%)	1.18	1.94	0.90	1.32	1.15	0.77	1.25

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell Midcap Value Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value Mid Cap Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell Midcap Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	3-31-05	28,452	28,452	25,025
Class I1,2	3-31-05	31,851	31,851	25,025
Class R2[1,2]	3-31-05	30,269	30,269	25,025
Class R4[1,2]	3-31-05	31,337	31,337	25,025
Class R6[1,2]	3-31-05	32,076	32,076	25,025
Class ADV[1,2]	3-31-05	30,679	30,679	25,025

The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell midcap companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	After the close of business on 7-9-10, holders of Investor shares and Institutional shares of the former Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A and Class I shares, respectively, of John Hancock Disciplined Value Mid Cap Fund. Class A, Class I, and Class ADV shares were first offered on 7-12-10. The returns prior to this date for Class A and Class ADV shares are those of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of the fund's Class A and Class ADV shares. For Class I shares, the returns prior to this date are those of the predecessor fund's Institutional shares that have been recalculated to reflect the gross fees and expenses of the fund's Class I shares. Class C, Class R6, Class R2, and Class R4 shares were first offered on 8-15-11, 9-1-11, 3-1-12, and 7-2-13, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class C, Class R6, Class R2, and Class R4 shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on October 1, 2014, with the same investment held until March 31, 2015.

	Account value on 10-1-14	Ending value on 3-31-15	Expenses paid during period ended 3-31-15[1]	Annualized expense ratio
Class A	$1,000.00	$1,127.90	$5.94	1.12%
Class C	1,000.00	1,123.60	9.95	1.88%
Class I	1,000.00	1,129.90	4.57	0.86%
Class R2	1,000.00	1,127.00	6.79	1.28%
Class R4	1,000.00	1,129.10	5.52	1.04%
Class R6	1,000.00	1,130.10	4.09	0.77%
Class ADV	1,000.00	1,127.40	6.63	1.25%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on October 1, 2014, with the same investment held until March 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 10-1-14	Ending value on 3-31-15	Expenses paid during period ended 3-31-15[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.30	$5.64	1.12%
Class C	1,000.00	1,015.60	9.45	1.88%
Class I	1,000.00	1,020.60	4.33	0.86%
Class R2	1,000.00	1,018.50	6.44	1.28%
Class R4	1,000.00	1,019.70	5.24	1.04%
Class R6	1,000.00	1,021.10	3.88	0.77%
Class ADV	1,000.00	1,018.70	6.29	1.25%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

11

Fund's investments

As of 3-31-15
	Shares	Value
Common stocks 97.7%		$10,562,010,991
(Cost $8,002,416,150)
Consumer discretionary 9.7%		1,049,578,909
Auto components 3.0%
Lear Corp.	1,770,834	196,243,824
Tenneco, Inc. (I)	1,193,235	68,515,554
TRW Automotive Holdings Corp. (I)	562,687	58,997,732
Automobiles 0.4%
Harley-Davidson, Inc.	659,695	40,069,874
Diversified consumer services 0.7%
H&R Block, Inc.	2,358,940	75,651,206
Household durables 1.1%
Newell Rubbermaid, Inc.	3,177,549	124,146,839
Internet and catalog retail 0.9%
Expedia, Inc.	1,068,340	100,562,844
Leisure products 0.7%
Brunswick Corp.	1,401,979	72,131,820
Media 1.3%
CBS Corp., Class B	1,059,990	64,267,194
Omnicom Group, Inc.	968,345	75,511,543
Multiline retail 1.0%
Macy's, Inc.	1,673,570	108,631,429
Specialty retail 0.6%
Foot Locker, Inc.	1,029,350	64,849,050
Consumer staples 3.1%		330,308,026
Beverages 1.7%
Coca-Cola Enterprises, Inc.	930,080	41,109,536
Constellation Brands, Inc., Class A (I)	1,155,490	134,279,493
Food and staples retailing 0.3%
Rite Aid Corp. (I)	3,925,130	34,109,380
Food products 0.5%
Tyson Foods, Inc., Class A	1,454,490	55,706,967
Tobacco 0.6%
Lorillard, Inc.	996,215	65,102,650
Energy 4.0%		430,307,032
Oil, gas and consumable fuels 4.0%
Energen Corp.	1,457,775	96,213,150
EQT Corp.	723,615	59,965,975
Kosmos Energy, Ltd. (I)	2,336,467	18,481,454

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Marathon Petroleum Corp.	1,040,635	$106,550,618
Parsley Energy, Inc., Class A (I)	1,990,630	31,810,267
QEP Resources, Inc.	2,054,145	42,828,923
Rice Energy, Inc. (I)(L)	1,347,965	29,331,718
Western Refining, Inc.	913,645	45,124,927
Financials 30.2%		3,263,934,680
Banks 5.4%
BB&T Corp.	3,653,835	142,463,027
East West Bancorp, Inc.	2,600,525	105,217,242
Fifth Third Bancorp	6,510,210	122,717,459
Huntington Bancshares, Inc.	10,393,790	114,851,380
SunTrust Banks, Inc.	2,288,135	94,019,467
Capital markets 4.9%
Raymond James Financial, Inc.	2,549,720	144,773,102
SEI Investments Company	1,820,146	80,250,237
State Street Corp.	648,820	47,707,735
TD Ameritrade Holding Corp.	5,086,700	189,530,442
The Charles Schwab Corp.	2,310,890	70,343,492
Consumer finance 1.7%
Discover Financial Services	1,870,840	105,421,834
Navient Corp.	2,137,265	43,450,597
SLM Corp.	3,776,105	35,042,254
Diversified financial services 1.2%
McGraw-Hill Financial, Inc.	750,654	77,617,624
Moody's Corp.	457,400	47,478,120
Insurance 8.5%
Alleghany Corp. (I)	223,318	108,755,866
Aon PLC	1,112,860	106,968,103
Loews Corp.	1,294,180	52,841,369
Marsh & McLennan Companies, Inc.	2,290,405	128,468,816
Reinsurance Group of America, Inc.	1,240,725	115,623,163
Symetra Financial Corp.	1,821,826	42,740,038
The Allstate Corp.	2,058,570	146,508,427
Torchmark Corp.	1,887,706	103,672,814
W.R. Berkley Corp.	941,825	47,571,581
XL Group PLC	1,822,305	67,060,824
Real estate investment trusts 8.5%
American Assets Trust, Inc.	833,767	36,085,436
American Homes 4 Rent, Class A	240,045	3,972,745
Boston Properties, Inc.	1,224,905	172,074,654
Douglas Emmett, Inc.	1,472,610	43,898,504

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Financials (continued)
Real estate investment trusts (continued)
Equity Residential	2,144,605	$166,978,945
Essex Property Trust, Inc.	367,373	84,459,053
Kilroy Realty Corp.	705,205	53,715,465
Kimco Realty Corp.	3,264,520	87,652,362
LaSalle Hotel Properties	993,000	38,587,980
Regency Centers Corp.	1,641,349	111,677,386
SL Green Realty Corp.	963,835	123,737,137
Health care 8.0%		865,017,945
Health care equipment and supplies 2.4%
Becton, Dickinson and Company	386,794	55,539,750
Boston Scientific Corp. (I)	3,855,680	68,438,320
St. Jude Medical, Inc.	883,755	57,797,577
Zimmer Holdings, Inc.	647,710	76,118,879
Health care providers and services 4.5%
AmerisourceBergen Corp.	317,885	36,133,988
Cardinal Health, Inc.	1,109,235	100,130,643
DaVita HealthCare Partners, Inc. (I)	444,005	36,088,726
Laboratory Corp. of America Holdings (I)	533,205	67,231,818
McKesson Corp.	330,195	74,690,109
Omnicare, Inc.	2,254,665	173,744,485
Life sciences tools and services 1.1%
Bruker Corp. (I)	1,699,700	31,393,459
ICON PLC (I)	1,243,587	87,710,191
Industrials 13.8%		1,495,762,287
Aerospace and defense 1.6%
Curtiss-Wright Corp.	531,742	39,317,003
Exelis, Inc.	1,572,245	38,315,611
Huntington Ingalls Industries, Inc.	683,982	95,860,077
Airlines 0.4%
Delta Air Lines, Inc.	1,015,665	45,664,298
Building products 1.0%
Masco Corp.	3,876,205	103,494,674
Construction and engineering 0.4%
Fluor Corp.	749,025	42,814,269
Electrical equipment 0.2%
Hubbell, Inc., Class B	230,847	25,305,448
Industrial conglomerates 0.5%
Carlisle Companies, Inc.	603,755	55,925,826
Machinery 4.0%
Dover Corp.	1,074,859	74,294,254

14SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Machinery (continued)
Ingersoll-Rand PLC	1,030,270	$70,140,782
Parker Hannifin Corp.	1,074,090	127,580,410
Stanley Black & Decker, Inc.	411,805	39,269,725
Terex Corp.	1,256,645	33,414,191
The Timken Company	1,112,025	46,860,734
WABCO Holdings, Inc. (I)	381,690	46,902,067
Professional services 5.0%
Equifax, Inc.	1,331,610	123,839,730
ManpowerGroup, Inc.	1,126,440	97,042,806
Robert Half International, Inc.	3,191,066	193,123,314
Towers Watson & Company, Class A	942,131	124,535,586
Trading companies and distributors 0.7%
WESCO International, Inc. (I)	1,031,070	72,061,482
Information technology 17.9%		1,938,554,010
Communications equipment 1.9%
Brocade Communications Systems, Inc.	6,259,810	74,272,646
Harris Corp.	798,450	62,885,922
Motorola Solutions, Inc.	1,043,640	69,579,479
Electronic equipment, instruments and components 4.3%
Arrow Electronics, Inc. (I)	1,752,387	107,158,465
Avnet, Inc.	2,143,949	95,405,731
Flextronics International, Ltd. (I)	4,282,698	54,283,193
Jabil Circuit, Inc.	3,384,900	79,138,962
Knowles Corp. (I)(L)	782,159	15,072,204
TE Connectivity, Ltd.	1,520,449	108,894,557
Zebra Technologies Corp., Class A (I)	56,050	5,084,576
Internet software and services 0.8%
InterActiveCorp	474,334	32,003,315
NetEase, Inc., ADR	573,020	60,339,006
IT services 4.0%
Alliance Data Systems Corp. (I)	262,235	77,687,119
Amdocs, Ltd.	2,756,050	149,929,120
Fidelity National Information Services, Inc.	1,469,900	100,041,394
Global Payments, Inc.	514,725	47,189,988
Total System Services, Inc.	1,396,825	53,288,874
Semiconductors and semiconductor equipment 3.4%
Avago Technologies, Ltd.	991,170	125,858,767
Microsemi Corp. (I)	1,707,535	60,446,739
NXP Semiconductors NV (I)	823,945	82,691,120
ON Semiconductor Corp. (I)	8,302,444	100,542,597

SEE NOTES TO FINANCIAL STATEMENTS15

			Shares	Value
Information technology (continued)
Software 1.2%
	Activision Blizzard, Inc.		5,784,945	$131,462,875
Technology hardware, storage and peripherals 2.3%
	Seagate Technology PLC		1,153,410	60,011,922
	Western Digital Corp.		2,035,880	185,285,439
Materials 5.5%				589,290,808
Chemicals 1.1%
	Huntsman Corp.		1,720,205	38,136,945
	The Valspar Corp.		956,365	80,363,351
Containers and packaging 3.7%
	Avery Dennison Corp.		924,055	48,891,750
	Crown Holdings, Inc. (I)		2,313,730	124,987,695
	Graphic Packaging Holding Company		10,999,921	159,938,851
	Packaging Corp. of America		791,350	61,875,657
Paper and forest products 0.7%
	International Paper Company		1,353,335	75,096,559
Utilities 5.5%				599,257,294
Electric utilities 3.4%
	American Electric Power Company, Inc.		2,039,990	114,749,438
	Edison International		1,800,740	112,492,228
	FirstEnergy Corp.		872,085	30,575,300
	Great Plains Energy, Inc.		2,302,254	61,424,137
	Westar Energy, Inc.		1,335,900	51,779,484
Independent power and renewable electricity producers 0.5%
	AES Corp.		4,452,089	57,209,344
Multi-utilities 1.6%
	Alliant Energy Corp.		1,251,464	78,842,232
	Ameren Corp.		1,142,065	48,195,143
	PG&E Corp.		828,905	43,989,988
	Yield (%)		Shares	Value
Securities lending collateral 0.2%				$21,541,976
(Cost $21,542,072)
John Hancock Collateral Trust (W)	0.1102(Y	)	2,153,121	21,541,976
Short-term investments 1.8%				$191,155,065
(Cost $191,155,065)
Money market funds 1.8%				191,155,065
State Street Institutional US Government Money Market Fund	0.0000(Y	)	191,155,065	191,155,065
Total investments (Cost $8,215,113,287)† 99.7%				$10,774,708,032
Other assets and liabilities, net 0.3%				$32,128,104
Total net assets 100.0%				$10,806,836,136

16SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 3-31-15.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 3-31-15.
†	At 3-31-15, the aggregate cost of investment securities for federal income tax purposes was $8,243,287,535. Net unrealized appreciation aggregated $2,531,420,497, of which $2,591,581,625 related to appreciated investment securities and $60,161,128 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS17

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 3-31-15

Assets
Investments in unaffiliated issuers, at value (Cost $8,193,571,215) including $21,123,577 of securities loaned	$10,753,166,056
Investments in affiliated issuers, at value (Cost $21,542,072)	21,541,976
Total investments, at value (Cost $8,215,113,287)	10,774,708,032
Cash	286,673
Receivable for investments sold	51,334,637
Receivable for fund shares sold	37,354,190
Dividends and interest receivable	16,365,144
Receivable for securities lending income	7,477
Receivable due from advisor	74
Other receivables and prepaid expenses	284,295
Total assets	10,880,340,522
Liabilities
Payable for investments purchased	28,021,735
Payable for fund shares repurchased	22,006,209
Payable upon return of securities loaned	21,544,825
Payable to affiliates
Accounting and legal services fees	145,726
Transfer agent fees	915,755
Distribution and service fees	62,805
Trustees' fees	11,840
Other liabilities and accrued expenses	795,491
Total liabilities	73,504,386
Net assets	$10,806,836,136
Net assets consist of
Paid-in capital	$8,044,429,542
Undistributed net investment income	7,307,844
Accumulated net realized gain (loss) on investments	195,504,005
Net unrealized appreciation (depreciation) on investments	2,559,594,745
Net assets	$10,806,836,136

18SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($2,148,330,758 ÷ 106,398,884 shares)[1]	$20.19
Class C ($366,067,650 ÷ 17,914,858 shares) [1]	$20.43
Class I ($7,116,411,198 ÷ 341,205,499 shares)	$20.86
Class R2 ($249,728,582 ÷ 12,000,537 shares)	$20.81
Class R4 ($118,144,366 ÷ 5,667,430 shares)	$20.85
Class R6 ($807,219,188 ÷ 38,721,456 shares)	$20.85
Class ADV ($934,394 ÷ 46,372 shares)	$20.15
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$21.25

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS19

STATEMENT OF OPERATIONS   For the year ended 3-31-15

Investment income
Dividends	$137,378,149
Securities lending	262,724
Total investment income	137,640,873
Expenses
Investment management fees	66,828,540
Distribution and service fees	10,519,226
Accounting and legal services fees	1,116,981
Transfer agent fees	9,985,204
Trustees' fees	142,856
State registration fees	494,279
Printing and postage	641,064
Professional fees	236,668
Custodian fees	1,093,062
Registration and filing fees	182,108
Other	122,584
Total expenses	91,362,572
Less expense reductions	(800,424)
Net expenses	90,562,148
Net investment income	47,078,725
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	369,710,682
Investments in affiliated issuers	(2,567)
369,708,115
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	845,455,926
Investments in affiliated issuers	(4,959)
845,450,967
Net realized and unrealized gain	1,215,159,082
Increase in net assets from operations	$1,262,237,807

20SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-15	Year ended 3-31-14
Increase (decrease) in net assets
From operations
Net investment income	$47,078,725	$23,438,954
Net realized gain	369,708,115	133,782,192
Change in net unrealized appreciation (depreciation)	845,450,967	1,183,040,804
Increase in net assets resulting from operations	1,262,237,807	1,340,261,950
Distributions to shareholders
From net investment income
Class A	(5,490,148)	(6,093,145)
Class I	(33,378,448)	(14,534,231)
Class R2	(344,941)	(209,855)
Class R4	(435,019)	(24,622)
Class R6	(4,227,049)	(1,302,378)
Class ADV	(1,901)	(1,510)
From net realized gain
Class A	(45,312,346)	(45,165,032)
Class C	(7,850,524)	(4,668,972)
Class I	(142,457,350)	(57,231,207)
Class R2	(5,341,303)	(1,998,367)
Class R4	(2,434,355)	(163,136)
Class R6	(14,736,399)	(4,161,455)
Class ADV	(20,467)	(14,505)
Total distributions	(262,030,250)	(135,568,415)
From fund share transactions	1,530,028,017	3,934,879,351
Total increase	2,530,235,574	5,139,572,886
Net assets
Beginning of year	8,276,600,562	3,137,027,676
End of year	$10,806,836,136	$8,276,600,562
Undistributed net investment income	$7,307,844	$4,106,624

SEE NOTES TO FINANCIAL STATEMENTS21

Financial highlights

Class A Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11	[1]	8-31-10	[2]
Per share operating performance
Net asset value, beginning of period	$18.23	$14.51	$12.41	$11.98	$8.66		$8.10
Net investment income[4]	0.05	0.05	0.05	0.04	0.01		0.01	[3]
Net realized and unrealized gain on investments	2.42	4.03	2.09	0.42	3.32		0.60
Total from investment operations	2.47	4.08	2.14	0.46	3.33		0.61
Less distributions
From net investment income	(0.06)	(0.04)	(0.04)	—	(0.01)		(0.05)
From net realized gain	(0.45)	(0.32)	—	(0.03)	—		—
Total distributions	(0.51)	(0.36)	(0.04)	(0.03)	(0.01)		(0.05)
Net asset value, end of period	$20.19	$18.23	$14.51	$12.41	$11.98		$8.66
Total return (%)[5,6]	13.78	28.30	17.31	3.92	38.47	[7]	7.54
Ratios and supplemental data
Net assets, end of period (in millions)	$2,148	$3,086	$1,169	$517	$171		$75
Ratios (as a percentage of average net assets):
Expenses before reductions	1.13	1.18	1.27	1.33	1.35	[8]	1.56
Expenses including reductions	1.13	1.17	1.27	1.29	1.25	[8]	1.25
Net investment income	0.28	0.32	0.38	0.32	0.10	[8]	0.09
Portfolio turnover (%)	35	39	55	41	27		38

1	For the seven month fiscal period ended 3-31-11. The fund changed its fiscal year end from August 31 to March 31.
2	After the close of business on 7-9-10, holders of Investor Class Shares of the former Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A shares of the John Hancock Disciplined Value Mid Cap Fund. These shares were first offered on 7-12-10. Additionally, the accounting and performance history of the Investor Class Shares of the predecessor fund was redesignated as that of John Hancock Disciplined Value Mid Cap Fund Class A.
3	The amount shown for a share outstanding may differ with the distributions from net investment income for the period due to the timing of distributions in relations to fluctuations of shares outstanding during the period
4	Based on average daily shares outstanding.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Does not reflect the effect of sales charges, if any.
7	Not annualized.
8	Annualized.

22SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$18.53	$14.82	$12.74	$10.63
Net investment loss[2]	(0.08)	(0.07)	(0.05)	(0.02)
Net realized and unrealized gain on investments	2.43	4.10	2.13	2.16
Total from investment operations	2.35	4.03	2.08	2.14
Less distributions
From net realized gain	(0.45)	(0.32)	—	(0.03)
Net asset value, end of period	$20.43	$18.53	$14.82	$12.74
Total return (%)[3,4]	12.90	27.32	16.33	20.22	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$366	$329	$90	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	1.89	1.94	2.08	2.10	[6]
Expenses including reductions	1.88	1.93	2.08	2.10	[6]
Net investment loss	(0.42)	(0.43)	(0.39)	(0.26)[6]
Portfolio turnover (%)	35	39	55	41	[7]

1	The inception date for Class C shares is 8-15-11.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS23

Class I Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11	[1]	8-31-10	[2]
Per share operating performance
Net asset value, beginning of period	$18.81	$14.95	$12.79	$12.33	$8.92		$8.34
Net investment income[3]	0.12	0.10	0.09	0.07	0.03		0.04	[4]
Net realized and unrealized gain (loss) on investments	2.49	4.16	2.15	0.45	3.41		0.61
Total from investment operations	2.61	4.26	2.24	0.52	3.44		0.65
Less distributions
From net investment income	(0.11)	(0.08)	(0.08)	(0.03)	(0.03)		(0.07)
From net realized gain	(0.45)	(0.32)	—	(0.03)	—		—
Total distributions	(0.56)	(0.40)	(0.08)	(0.06)	(0.03)		(0.07)
Net asset value, end of period	$20.86	$18.81	$14.95	$12.79	$12.33		$8.92
Total return (%)[5]	14.13	28.67	17.64	4.28	38.64	[6]	7.76
Ratios and supplemental data
Net assets, end of period (in millions)	$7,116	$4,168	$1,762	$948	$254		$87
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	0.89	0.93	0.98	0.99	[7]	1.28
Expenses including reductions	0.86	0.89	0.93	0.98	0.99	[7]	1.00
Net investment income	0.63	0.59	0.71	0.63	0.37	[7]	0.41
Portfolio turnover (%)	35	39	55	41	27		38

1	For the seven month fiscal period ended 3-31-11. The fund changed its fiscal year end from August 31 to March 31.
2	After the close of business on 7-9-10, holders of Institutional Class Shares of the former Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class I shares of the John Hancock Disciplined Value Mid Cap Fund. These shares were first offered on 7-12-10. Additionally, the accounting and performance history of the Institutional Class Shares of the predecessor fund was redesignated as that of John Hancock Disciplined Value Mid Cap Fund Class I.
3	Based on average daily shares outstanding.
4	The amount shown for a share outstanding may differ with the distributions from net investment income for the period due to the timing of distributions in relations to fluctuations of shares outstanding during the period.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R2 Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$18.77	$14.94	$12.78	$12.43
Net investment income[2]	0.04	0.04	0.05	0.01
Net realized and unrealized gain on investments	2.48	4.14	2.14	0.34
Total from investment operations	2.52	4.18	2.19	0.35
Less distributions
From net investment income	(0.03)	(0.03)	(0.03)	—
From net realized gain	(0.45)	(0.32)	—	—
Total distributions	(0.48)	(0.35)	(0.03)	—
Net asset value, end of period	$20.81	$18.77	$14.94	$12.78
Total return (%)[3]	13.66	28.15	17.15	2.82	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$250	$205	$15	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	1.28	2.15	16.13	[6]
Expenses including reductions	1.28	1.27	1.40	1.45	[6]
Net investment income	0.19	0.25	0.33	1.00	[6]
Portfolio turnover (%)	35	39	55	41	[7]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS25

Class R4 Shares Period ended	3-31-15	3-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$18.81	$15.63
Net investment income[2]	0.10	0.06
Net realized and unrealized gain on investments	2.47	3.49
Total from investment operations	2.57	3.55
Less distributions
From net investment income	(0.08)	(0.05)
From net realized gain	(0.45)	(0.32)
Total distributions	(0.53)	(0.37)
Net asset value, end of period	$20.85	$18.81
Total return (%)[3]	13.93	22.85	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$118	$44
Ratios (as a percentage of average net assets):
Expenses before reductions	1.15	1.30	[5]
Expenses including reductions	1.04	1.14	[5]
Net investment income	0.49	0.44	[5]
Portfolio turnover (%)	35	39	[6]

1	The inception date for Class R4 shares is 7-2-13.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

26SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$18.81	$14.95	$12.79	$10.95
Net investment income[2]	0.14	0.12	0.11	0.08
Net realized and unrealized gain on investments	2.48	4.16	2.14	1.82
Total from investment operations	2.62	4.28	2.25	1.90
Less distributions
From net investment income	(0.13)	(0.10)	(0.09)	(0.03)
From net realized gain	(0.45)	(0.32)	—	(0.03)
Total distributions	(0.58)	(0.42)	(0.09)	(0.06)
Net asset value, end of period	$20.85	$18.81	$14.95	$12.79
Total return (%)[3]	14.21	28.81	17.68	17.45	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$807	$444	$100	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.78	0.81	0.89	4.22	[5]
Expenses including reductions	0.77	0.80	0.89	0.99	[5]
Net investment income	0.73	0.71	0.84	1.25	[5]
Portfolio turnover (%)	35	39	55	41	[6]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS27

Class ADV Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11	[1]	8-31-10	[2]
Per share operating performance
Net asset value, beginning of period	$18.20	$14.49	$12.40	$11.97	$8.65		$8.86
Net investment income (loss)[3]	0.04	0.03	0.04	0.04	0.01		—	[4]
Net realized and unrealized gain (loss) on investments	2.40	4.03	2.10	0.43	3.32		(0.21)
Total from investment operations	2.44	4.06	2.14	0.47	3.33		(0.21)
Less distributions
From net investment income	(0.04)	(0.03)	(0.05)	(0.01)	(0.01)		—
From net realized gain	(0.45)	(0.32)	—	(0.03)	—		—
Total distributions	(0.49)	(0.35)	(0.05)	(0.04)	(0.01)		—
Net asset value, end of period	$20.15	$18.20	$14.49	$12.40	$11.97		$8.65
Total return (%)[5]	13.67	28.19	17.33	3.94	38.50	[6]	(2.37)[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$1	—	[7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.12	3.46	3.74	4.18	5.78	[8]	1.42	[8]
Expenses including reductions	1.25	1.25	1.25	1.25	1.25	[8]	1.25	[8]
Net investment income (loss)	0.21	0.19	0.35	0.37	0.15	[8]	(0.37)[8]
Portfolio turnover (%)	35	39	55	41	27		38	[9]

1	For the seven month fiscal period ended 3-31-11. The fund changed its fiscal year end from August 31 to March 31.
2	The inception date for Class ADV shares is 7-12-10.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 9-1-09 to 8-31-10.

28SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Disciplined Value Mid Cap Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital with current income as a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class ADV shares are available only to investors who acquired Class A shares as a result of the reorganization of the Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) into the fund. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Effective January 31, 2014, the fund was closed to new investors.

Note 2 — Significant accounting policy

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other fund securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of March 31, 2015, all investments are categorized as Level 1 under the hierarchy described above.

29

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended March 31, 2015 were $3,052. For the year ended March 31, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net

30

assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended March 31, 2015 and 2014 was as follows:

	March 31, 2015	March 31, 2014
Ordinary Income	$112,302,853	$97,122,777
Long-Term Capital Gain	149,727,397	38,445,637
Total	$262,030,250	$135,568,414

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2015, the components of distributable earnings on a tax basis consisted of $51,731,621 of undistributed ordinary income and $179,254,476 of undistributed long-term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.800% of the first $500 million of

31

the fund's average daily net assets; (b) 0.775% of the next $500 million of the fund's average daily net assets; (c) 0.750% of the next $500 million of the fund's average daily net assets; (d) 0.725% of the next $1 billion of the fund's average daily net assets; and (e) 0.700% of the fund's average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with Boston Partners, a division of Robeco Investment Management, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2015, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the funds and with approval of the Board of Trustees.

The Advisor has contractually agreed to reimburse or limit certain expenses for certain share classes of the fund. This agreement excludes certain expenses such as taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and short dividend expense. These reimbursements and limits are such that these expenses will not exceed 1.15% and 1.25% for Class R4 and Class ADV shares, respectively. The fee waivers and/or expense reimbursements will continue in effect until June 30, 2015 unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

For the year ended March 31, 2015, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$169,439	Class R4	$6,976
Class C	24,691	Class R6	44,775
Class I	431,184	Class ADV	16,114
Class R2	16,914	Total	$710,093

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2015 were equivalent to a net annual effective rate of 0.71% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2, Class R4 and Class ADV pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R4	0.25%	0.10%
Class C	1.00%	—	Class ADV	0.25%	—
Class R2	0.25%	0.25%

32

Currently only 0.25% is charged to Class A shares for Rule 12b-1 fees. The fund's Distributor has contractually agreed to waive 0.10% of 12b-1 fees for Class R4 shares to limit the 12b-1 fees on Class R4 to 0.15% of the average daily net assets of Class R4 shares, until at least June 30, 2015, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $90,331 for Class R4 shares for the year ended March 31, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,242,833 for the year ended March 31, 2015. Of this amount, $171,093 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,066,323 was paid as sales commissions to broker-dealers and $5,417 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2015, CDSCs received by the Distributor amounted to $2,306 and $44,356 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended March 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$5,637,273	$2,832,919	$170,509	$151,694
Class C	3,396,714	425,555	38,898	27,410
Class I	—	6,569,633	169,055	394,740
Class R2	1,168,790	38,911	22,042	22,950
Class R4	314,267	15,014	19,062	11,877
Class R6	—	102,078	57,585	32,273
Class ADV	2,182	1,094	17,128	120
Total	$10,519,226	$9,985,204	$494,279	$641,064

33

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended March 31, 2015 and 2014 were as follows:

		Year ended 3-31-15		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	32,606,414	$614,618,999	112,071,109	$1,839,347,952
Distributions reinvested	2,469,274	45,632,185	2,821,616	48,051,850
Repurchased	(97,962,941)	(1,825,851,830)	(26,206,076)	(433,557,584)
Net increase (decrease)	(62,887,253)	($1,165,600,646)	88,686,649	$1,453,842,218
Class C shares
Sold	1,863,493	$35,732,899	12,392,250	$206,888,537
Distributions reinvested	319,998	5,996,751	207,929	3,607,565
Repurchased	(2,013,291)	(38,394,466)	(909,781)	(15,444,379)
Net increase	170,200	$3,335,184	11,690,398	$195,051,723
Class I shares
Sold	179,397,290	$3,490,528,185	141,646,631	$2,421,566,726
Distributions reinvested	7,680,784	146,549,365	3,115,082	54,700,838
Repurchased	(67,435,720)	(1,322,571,055)	(41,066,594)	(701,790,233)
Net increase	119,642,354	$2,314,506,495	103,695,119	$1,774,477,331
Class R2 shares
Sold	4,744,884	$91,982,585	11,612,161	$199,320,000
Distributions reinvested	238,454	4,544,932	90,769	1,593,002
Repurchased	(3,924,520)	(77,036,868)	(1,786,411)	(31,002,655)
Net increase	1,058,818	$19,490,649	9,916,519	$169,910,347
Class R4 shares[1]
Sold	4,157,048	$79,815,427	2,386,534	$43,658,507
Distributions reinvested	150,209	2,865,994	10,553	185,418
Repurchased	(963,521)	(18,992,090)	(73,393)	(1,340,621)
Net increase	3,343,736	$63,689,331	2,323,694	$42,503,304
Class R6 shares
Sold	19,293,797	$376,912,961	18,629,374	$327,775,557
Distributions reinvested	994,934	18,963,448	311,330	5,463,834
Repurchased	(5,177,399)	(101,270,715)	(1,990,057)	(34,122,943)
Net increase	15,111,332	$294,605,694	16,950,647	$299,116,448
Class ADV shares
Sold	—	—	1,353	$21,000
Distributions reinvested	1,212	22,368	941	16,015
Repurchased	(1,170)	(21,058)	(3,754)	(59,035)
Net increase (decrease)	42	$1,310	(1,460)	($22,020)
Total net increase	76,439,229	$1,530,028,017	233,261,566	$3,934,879,351

1The inception date for class R4 shares is 7-2-13.

34

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $4,731,425,566 and $3,208,739,700 respectively, for the year ended March 31, 2015.

35

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of

John Hancock Disciplined Value Mid Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Disciplined Value Mid Cap Fund (the "Fund") at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, transfer agents and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 18, 2015

36

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $149,727,397 in capital gain dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

37

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	221
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2006	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2012	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

38

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2012	221
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2006	221
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

39

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	221
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, president and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	221
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

40

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

41

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Robeco Investment Management, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

42

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

INCOME FUNDS (continued)

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Disciplined Value Mid Cap Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF202363	363A 3/15 5/15

John Hancock

International Value Equity Fund

Annual report 3/31/15

A message to shareholders

Dear fellow shareholder,

The U.S. economy continues to improve, with many indicators suggesting that the rising tide of growth is broadening out, becoming more self-sustaining, and benefiting a greater portion of the population. Last year marked the strongest year for job creation since 1999, with nearly three million jobs created and the unemployment rate declining across all 50 states. Consumer spending, a significant driver of economic activity, has been robust thanks to the jobs picture and to sharply lowered fuel prices. Inflation and interest rates remain low, and corporate earnings are strong. Good economic and business news has translated into good news for U.S. investors, with continued solid results for a range of U.S. equity indexes in the first quarter of 2015. Many fixed-income indexes also gained in this environment.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. The European Central Bank announced dramatic monetary policy measures in January to promote economic activity in the region—similar to the monetary policy activity of the U.S. Federal Reserve in recent years. As was the case in the United States beginning in 2009, financial markets in Europe and Japan may turn positive in advance of real economic progress. In fact, our network of asset managers and research firms believes that these central bank programs, also known as quantitative easing, may prove to be the single biggest driver of international market returns in 2015.

While maintaining adequate portfolio diversification is vital in any market environment, we believe it is especially important today given the dramatic central bank interventions of the past few years and the very real geopolitical risk around the world. The uncertainty of today's global financial markets is one of the reasons we at John Hancock Investments believe it is important for long-term portfolios to have exposure to alternative investments. Alternative strategies seek patterns of performance that differ from both stocks and bonds so that they can help bolster a portfolio's performance when volatility strikes. With market volatility climbing in recent months, now may be a good time to discuss the resilience of your portfolio with your financial advisor and whether alternative investments should play a role.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of March 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
International Value Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
21	Financial highlights
28	Notes to financial statements
36	Auditor's report
37	Tax information
38	Trustees and Officers
42	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15 (%)

The MSCI World ex-USA Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America.

It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1 After the close of business on 2-11-11, holders of the former Optique International Value Fund (the predecessor fund, first offered on 4-1-98) became owners of an equal number of full and fractional Class A shares or Class I shares of John Hancock International Value Equity Fund, which were first offered on 2-14-11. Class A shares' performance shown above for periods prior to this date reflects the historical performance of Optique International Value Fund.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Many international indexes were weak

Disappointing economic performance and deflationary risks in Europe were slightly offset by policymakers' decisive measures to stimulate growth.

Positions in industrials sector hampered relative performance

The fund underperformed its benchmark as our stock picking in the industrials sector weighed on the fund's relative results.

Most emerging-market positions aided relative results

Most of the fund's out-of-benchmark positions in emerging-market equities contributed to relative performance, as did our stock selection in the materials and telecommunication services sectors.

SECTOR COMPOSITION AS OF 3/31/15 (%)

A note about risks

Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. An issuer of a security may perform poorly and, therefore, the value of its security may decline. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. The stock prices of midsize companies can change more frequently and dramatically than those of large companies. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Wendell Perkins, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Wendell Perkins, CFA
Portfolio Manager
John Hancock Asset Management

The fund's benchmark, the MSCI World ex-USA Index, posted a slightly negative return during the 12 months ended March 31, 2015. How would you describe the market environment that led to this result?

Positive investor sentiment during the period's early months about improving economic prospects in Europe and Japan gave way to pessimism as growth fell short of expectations. Policymakers in Europe and Japan responded by expanding stimulus measures, providing a measure of support for equities in developed markets outside the United States. Within the broader ex-U.S. developed market, value stocks underperformed.

Although the European Central Bank (ECB) cut benchmark lending rates to record lows, inflation remained well below policymakers' target level across most of the nations that use the euro as a currency, increasing the risk that the eurozone could fall into a deflationary spiral. In January 2015, the ECB addressed these concerns by approving a sovereign bond-buying program that was larger in scope than many had anticipated. This initiative provided a catalyst for equities early in 2015. In the United Kingdom, the economy continued to recover during the period. However, the slowdown affecting many of the nation's eurozone trading partners weighed on U.K. equities.

In Japan, equities outperformed relative to the benchmark. During the early months of the period, doubts set in about the effectiveness of stimulus measures embraced by Prime Minister Shinzo Abe after an April 1, 2014, increase in the nation's sales tax had a more damaging effect on retail sales and the broader economy than had been expected. Japanese stocks rebounded as the economy began to recover in late 2014 and Abe's ruling Liberal Democratic Party won a snap election. The Bank of Japan continued to embrace accommodative monetary policies, and stocks rallied further in early 2015 as wages and corporate earnings began to show modest improvement.

From a global standpoint, crude oil prices began to sharply decline in mid-2014, causing energy sector stocks to underperform. On the currency front, the appreciation of the U.S. dollar relative to

4

"The Bank of Japan continued to embrace accommodative monetary policies, and stocks rallied further in early 2015 as wages and corporate earnings began to show modest improvement."
currencies such as the euro and Japanese yen negatively affected the dollar-denominated investment returns of non-U.S. equities.

How did this environment affect the portfolio management team's management of the fund and the team's views on the market?

We continued to evaluate stocks primarily on a value-oriented, bottom-up basis, based on our assessment of the risks and opportunities specific to each stock, and whether those factors appear to be reflected in each stock's current price. We did, however, factor in the broader market considerations resulting from economic developments at the country, regional, and global levels, as well as shifts in investor sentiment. Across developed markets, the fund's portfolio did not have substantial differences in regional weightings relative to the benchmark during the period. However, the fund continued to invest selectively in emerging-market equities, which are not components of the benchmark. This factor can often result in significant performance differences versus the benchmark.

We have long been cautious about the outlook across the eurozone and mindful of the obstacles that eurozone companies face in returning to sustainable profit and revenue growth, particularly in the financials sector. As of the end of the reporting period, we had yet to see substantial profit growth in the currency union. We viewed the rally in European equities in early 2015 as being driven

TOP 10 COUNTRIES AS OF 3/31/15 (%)

Japan	18.4
United Kingdom	16.4
France	11.1
Germany	10.7
Switzerland	7.0
Netherlands	5.9
Canada	5.8
Australia	4.0
Hong Kong	3.4
Singapore	2.7
Total	85.4
As a percentage of net assets.
Cash and cash equivalents are not included.

5

"... we view the recent equity gains in Japan with caution, as the nation continues to face many challenges..."

primarily by rising expectations resulting from accommodative monetary policies, rather than by evidence of any sustainable improvement in economic conditions.

Similarly, we view the recent equity gains in Japan with caution, as the nation continues to face many challenges in implementing the fundamental economic reforms that we believe are needed to ensure the success of the Abe government's monetary and fiscal initiatives.

What factors at the sector and geographic levels affected the fund's performance?

By sector, our stock selection in industrials weighed on relative results and was a significant factor in the fund's underperformance versus the benchmark. However, certain geographic allocations contributed, and the fund outperformed the average return of the foreign large value fund category as tracked by Morningstar, Inc. Most of the fund's out-of-benchmark positions in emerging-market equities contributed to results relative to the benchmark.

Which holdings had the largest impact on the fund's relative performance?

The positions that had the largest negative impact were oil exploration and production companies Premier Oil PLC (U.K.) and Santos, Ltd. (Australia). Shares of both companies dropped sharply as the decline in oil prices fueled concerns about the sustainability of the companies' production costs

TEN LARGEST HOLDINGS AS OF 3/31/15 (%)

Novartis AG	1.3
Fresenius SE & Company KGaA	1.1
Merck KGaA	1.1
Toyota Motor Corp.	1.1
HSBC Holdings PLC	1.0
Teva Pharmaceutical Industries, Ltd.	1.0
Banco Santander SA	1.0
Sumitomo Chemical Company, Ltd.	1.0
DBS Group Holdings, Ltd.	1.0
MS&AD Insurance Group Holdings, Inc.	1.0
Total	10.6
As a percentage of net assets.
Cash and cash equivalents are not included.

6

absent any significant rebound in oil prices. The timing of the oil price decline was particularly troublesome for Santos, which faced rising capital expenses as the company sought to bring a major new energy production project online.

Another position that weighed on relative results was Bombardier, Inc. (Canada). Shares of the aircraft maker fell sharply as the company experienced delays and higher-than-expected costs in its development of a new midsize passenger jet.

A position in Modern Times Group AB (Sweden) also hampered relative performance. The chief negative factor for the television and radio broadcasting company was its stake in a broadcast property in Russia, as Russia's government moved to tighten restrictions on foreign ownership of media assets. Positions in Barrick Gold Corp. (Canada) and C&C Group PLC (Ireland) also weighed on relative results.

On the positive side, positions in two Hong Kong-listed emerging-market stocks, China Mobile, Ltd. and Guangdong Investment, Ltd., strongly aided relative performance. Shares of China Mobile rallied as demand for mobile telephone and data services grew across China, where the company is the largest wireless provider. Guangdong's stock rose sharply as the company posted strong results from its investment and ownership stakes in water supply projects and other infrastructure and commercial ventures in mainland China and Hong Kong.

Two positions in Japanese chemicals manufacturers, Sumitomo Chemical Company, Ltd. and Asahi Kasei Corp., also strongly contributed. Shares of both companies surged as lower prices for oil and other commodities helped the companies reduce their materials costs and improve profit margins. Positions in pharmaceutical company Merck KGaA (Germany) and Nutreco NV (Netherlands) also had positive impacts on relative performance. Shares of Nutreco, a maker of livestock feeds, surged as a result of the company's proposed acquisition by SHV Holdings. We sold the fund's position in Nutreco during the period.

MANAGED BY

Wendell Perkins, CFA On the fund since 1998 Investing since 1985
Edward Maraccini, CFA On the fund since 2007 Investing since 1995
Margaret McKay, CFA On the fund since 2001 Investing since 1992

The views expressed in this report are exclusively those of Wendell Perkins, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1,2	-7.33	3.49	3.87	18.72	46.22
Class C1,2	-4.18	3.88	3.66	20.96	43.28
Class I1,2,3	-2.20	4.84	4.55	26.67	56.05
Class R2[1,2,3]	-2.63	4.56	4.33	24.97	52.75
Class R4[1,2,3]	-2.36	4.82	4.59	26.54	56.60
Class R6[1,2,3]	-2.04	5.11	4.86	28.29	60.75
Class NAV[1,2,3]	-2.03	5.14	4.89	28.47	61.22
Index 1†	-0.93	6.23	5.53	35.30	71.31
Index 2†	-3.49	5.53	5.01	30.89	63.00

Performance figures assume all distributions are reinvested. Figures reflect the maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C*	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.62	2.33	1.47	6.21	15.59	16.37	1.03
Net (%)	1.60	2.33	1.29	1.68	1.43	1.03	1.03

*	Expenses have been estimated for the class's first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the MSCI World ex-USA Index; Index 2 is the MSCI World ex-USA Value Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Value Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C1,2,4	3-31-05	14,328	14,328	17,131	16,300
Class I1,2,3	3-31-05	15,605	15,605	17,131	16,300
Class R2[1,2,3]	3-31-05	15,275	15,275	17,131	16,300
Class R4[1,2,3]	3-31-05	15,660	15,660	17,131	16,300
Class R6[1,2,3]	3-31-05	16,075	16,075	17,131	16,300
Class NAV[1,2,3]	3-31-05	16,122	16,122	17,131	16,300

The MSCI World ex-USA Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America.

The MSCI World ex-USA Value Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America, that have higher than average value characteristics.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	After the close of business on 2-11-11, holders of the former Optique International Value Fund (the predecessor fund, first offered on 4-1-98) became owners of an equal number of full and fractional Class A shares or Class I shares of John Hancock International Value Equity Fund, which were first offered on 2-14-11. The performance shown for Class A and Class I shares for periods prior to this date reflects the historical performance of Optique International Value Fund. Class NAV shares were first offered on 12-16-11; Class R2, Class R4, and Class R6 shares were first offered on 7-2-13; Class C shares were first offered on 8-28-14. The returns prior to these dates are those of Class A shares that have been recalculated to reflect the gross fees and expenses of Class NAV, Class R2, Class R4, Class R6, and Class C shares, as applicable.
2	In October 2011, the adviser made a voluntary payment to the fund of $6,950, or approximately $0.018 per share. Without this payment, performance would have been lower.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on October 1, 2014, with the same investment held until March 31, 2015.

	Account value on 10-1-2014	Ending value on 3-31-2015	Expenses paid during period ended 3-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$996.90	$7.67	1.54%
Class C	1,000.00	992.20	11.67	2.35%
Class I	1,000.00	998.30	6.43	1.29%
Class R2	1,000.00	995.00	8.36	1.68%
Class R4	1,000.00	997.80	7.12	1.43%
Class R6	1,000.00	998.80	5.23	1.05%
Class NAV	1,000.00	998.90	5.18	1.04%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on October 1, 2014, with the same investment held until March 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 10-1-2014	Ending value on 3-31-2015	Expenses paid during period ended 3-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,017.30	$7.75	1.54%
Class C	1,000.00	1,013.20	11.80	2.35%
Class I	1,000.00	1,018.50	6.49	1.29%
Class R2	1,000.00	1,016.60	8.45	1.68%
Class R4	1,000.00	1,017.80	7.19	1.43%
Class R6	1,000.00	1,019.70	5.29	1.05%
Class NAV	1,000.00	1,019.70	5.24	1.04%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

11

Fund's investments

As of 3-31-15
	Shares	Value
Common stocks 95.5%		$428,285,756
(Cost $400,247,386)
Australia 4.0%		18,039,472
AGL Energy, Ltd.	286,363	3,310,586
Australia & New Zealand Banking Group, Ltd.	136,709	3,803,265
BHP Billiton, Ltd.	104,467	2,428,232
National Australia Bank, Ltd.	122,194	3,577,142
QBE Insurance Group, Ltd.	340,651	3,367,270
Santos, Ltd.	287,089	1,552,977
Canada 5.8%		26,218,876
Agrium, Inc. (L)	38,033	3,963,804
Bank of Montreal	60,919	3,650,667
Barrick Gold Corp. (L)	219,465	2,399,898
Bombardier, Inc., Class B	885,659	1,748,172
Husky Energy, Inc.	155,825	3,180,353
Magna International, Inc.	76,852	4,108,522
Suncor Energy, Inc.	117,469	3,432,575
The Toronto-Dominion Bank	87,261	3,734,885
China 1.6%		6,947,910
China Petroleum & Chemical Corp., H Shares	4,321,162	3,443,590
CNOOC, Ltd.	2,483,000	3,504,320
Denmark 1.6%		7,235,313
Carlsberg A/S, Class B (L)	43,740	3,606,638
Danske Bank A/S	137,642	3,628,675
Finland 0.9%		3,968,034
Kesko OYJ, B Shares	92,948	3,968,034
France 11.1%		49,768,225
Arkema SA	46,265	3,663,995
AtoS	52,263	3,597,583
AXA SA	146,110	3,677,469
BNP Paribas SA	53,630	3,263,171
Cie de Saint-Gobain	67,323	2,955,970
Danone SA	52,443	3,535,070
GDF Suez	155,519	3,070,415
Kering	16,735	3,266,986
Orange SA	212,406	3,411,148
Sanofi	42,622	4,209,306
Societe BIC SA	27,441	3,906,531
Total SA	64,622	3,212,166
Vinci SA	69,063	3,945,824

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
France (continued)
Vivendi SA	163,228	$4,052,591
Germany 10.7%		47,966,724
Allianz SE	23,027	3,997,870
BASF SE	38,605	3,821,723
Bayerische Motoren Werke AG	35,386	4,406,800
Deutsche Bank AG	101,283	3,510,239
Deutsche Boerse AG	50,631	4,131,942
E.ON SE	184,983	2,750,498
Fresenius SE & Company KGaA	85,785	5,114,201
Merck KGaA	44,330	4,961,318
Muenchener Rueckversicherungs AG	18,801	4,039,999
Rheinmetall AG	62,155	2,989,603
SAP SE	61,299	4,430,529
Siemens AG	35,246	3,812,002
Hong Kong 3.4%		15,401,611
China Mobile, Ltd.	296,677	3,866,410
Guangdong Investment, Ltd.	3,168,098	4,154,549
Hang Lung Group, Ltd.	803,000	3,667,414
Yue Yuen Industrial Holdings, Ltd.	1,049,400	3,713,238
Ireland 0.6%		2,848,953
C&C Group PLC	695,959	2,848,953
Israel 1.0%		4,684,417
Teva Pharmaceutical Industries, Ltd.	74,954	4,684,417
Japan 18.4%		82,337,904
Asahi Kasei Corp.	402,504	3,843,760
Bridgestone Corp.	103,700	4,152,140
East Japan Railway Company	46,000	3,686,163
Ebara Corp.	806,653	3,395,944
Fujitsu, Ltd.	568,106	3,874,277
Honda Motor Company, Ltd.	113,030	3,689,630
Inpex Corp.	248,333	2,736,328
Komatsu, Ltd.	181,400	3,555,925
Kyocera Corp.	81,519	4,455,236
Mitsubishi Corp.	190,000	3,817,828
Mitsubishi UFJ Financial Group, Inc.	703,500	4,357,065
Mitsui Fudosan Company, Ltd.	118,000	3,465,423
Mizuho Financial Group, Inc.	1,837,400	3,229,187
MS&AD Insurance Group Holdings, Inc.	159,890	4,476,284
Nippon Telegraph & Telephone Corp.	67,100	4,142,151
Nippon Television Holdings, Inc.	253,468	4,219,080
Nissan Motor Company, Ltd.	408,989	4,159,640

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Japan (continued)
Sumitomo Chemical Company, Ltd.	889,000	$4,562,751
Toshiba Corp.	856,374	3,588,260
Toyo Suisan Kaisha, Ltd.	114,000	4,010,787
Toyota Motor Corp.	70,484	4,920,045
Netherlands 5.9%		26,478,569
Aegon NV	429,085	3,387,910
Heineken Holding NV	54,680	3,762,774
ING Groep NV (I)	295,283	4,325,299
Koninklijke KPN NV	1,018,965	3,453,935
Royal Dutch Shell PLC, A Shares	132,038	3,939,838
TNT Express NV	555,216	3,526,621
Wolters Kluwer NV	125,011	4,082,192
Singapore 2.7%		12,079,704
DBS Group Holdings, Ltd.	306,500	4,544,737
Sembcorp Industries, Ltd.	1,165,179	3,576,997
Singapore Telecommunications, Ltd. (L)	1,243,000	3,957,970
South Africa 0.5%		2,073,437
Tiger Brands, Ltd.	82,402	2,073,437
Spain 2.4%		10,532,086
Banco Santander SA	624,803	4,683,756
Ebro Foods SA	144,912	2,702,443
Telefonica SA	221,082	3,145,887
Sweden 1.5%		6,653,875
Getinge AB, B Shares	139,031	3,435,288
Modern Times Group AB, B Shares	105,101	3,218,587
Switzerland 7.0%		31,518,844
Bucher Industries AG	9,496	2,286,803
Credit Suisse Group AG (I)	128,881	3,467,404
Glencore PLC (I)	663,759	2,802,217
Lonza Group AG (I)	34,930	4,348,715
Nestle SA	56,597	4,261,888
Novartis AG	61,283	6,048,661
Roche Holding AG	14,612	4,015,261
Zurich Insurance Group AG (I)	12,686	4,287,895
United Kingdom 16.4%		73,531,802
Anglo American PLC	155,286	2,319,191
Antofagasta PLC	233,640	2,527,583
AstraZeneca PLC	55,871	3,833,782
Barclays PLC	1,054,206	3,805,183
BP PLC	494,111	3,202,907

14SEE NOTES TO FINANCIAL STATEMENTS

		Shares	Value
United Kingdom (continued)
	Debenhams PLC	3,346,299	$3,723,953
	Diageo PLC	132,957	3,674,177
	GlaxoSmithKline PLC	167,267	3,850,476
	HSBC Holdings PLC	551,373	4,698,479
	Imperial Tobacco Group PLC	75,486	3,311,287
	Informa PLC	423,914	3,538,774
	Kingfisher PLC	668,250	3,770,314
	Meggitt PLC	471,374	3,831,636
	Premier Oil PLC	613,761	1,193,736
	Rexam PLC	476,244	4,081,574
	RSA Insurance Group PLC	440,705	2,746,924
	Sky PLC	260,712	3,835,591
	Smith & Nephew PLC	235,331	4,012,759
	Standard Chartered PLC	190,787	3,090,122
	Unilever PLC	106,409	4,439,748
	Vodafone Group PLC	1,235,699	4,043,606
Rights 0.0%			$35,658
(Cost $0)
Spain 0.0%			35,658
	Telefonica SA (Expiration Date: 4-16-15) (I)(N)	221,082	35,658
	Yield (%)	Shares	Value
Securities lending collateral 1.9%			$8,706,351
(Cost $8,706,438)
John Hancock Collateral Trust (W)	0.1102(Y)	870,200	8,706,351
		Par value	Value
Short-term investments 2.5%			$11,056,000
(Cost $11,056,000)
Repurchase agreement 2.5%			11,056,000
	Barclays Capital Tri-Party Repurchase Agreement dated 3-31-15 at 0.130% to be repurchased at $6,687,024 on 4-1-15, collateralized by $6,289,200 U.S. Treasury Inflation Indexed Notes, 0.250% - 0.625% due 4-15-15 to 1-15-25 (valued at $6,820,772, including interest)	6,687,000	6,687,000
	Repurchase Agreement with State Street Corp. dated 3-31-15 at 0.000% to be repurchased at $4,369,000 on 4-1-15, collateralized by $4,040,000 U.S. Treasury Notes, 3.625% due 8-15-19, (valued at $4,459,352, including interest)	4,369,000	4,369,000
Total investments (Cost $420,009,824)† 99.9%			$448,083,765
Other assets and liabilities, net 0.1%			$436,729
Total net assets 100.0%			$448,520,494

SEE NOTES TO FINANCIAL STATEMENTS15

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 3-31-15.
(N)	Strike price and/or expiration date not available.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 3-31-15.
†	At 3-31-15, the aggregate cost of investment securities for federal income tax purposes was $420,620,436. Net unrealized appreciation aggregated $27,463,329, of which $58,103,379 related to appreciated investment securities and $30,640,050 related to depreciated investment securities.

16SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 3-31-15

Assets
Investments in unaffiliated issuers, at value (Cost $411,303,386) including $8,288,638 of securities loaned	$439,377,414
Investments in affiliated issuers, at value (Cost $8,706,438)	8,706,351
Total investments, at value (Cost $420,009,824)	448,083,765
Cash	4,306,023
Foreign currency, at value (Cost $3,429,889)	3,221,516
Receivable for fund shares sold	106,655
Dividends and interest receivable	1,644,930
Receivable for securities lending income	13,747
Receivable due from advisor	1,008
Other receivables and prepaid expenses	54,093
Total assets	457,431,737
Liabilities
Payable for fund shares repurchased	5,489
Payable upon return of securities loaned	8,706,470
Payable to affiliates
Accounting and legal services fees	6,342
Transfer agent fees	2,600
Distribution and service fees	333
Trustees' fees	752
Other liabilities and accrued expenses	189,257
Total liabilities	8,911,243
Net assets	$448,520,494
Net assets consist of
Paid-in capital	$417,159,030
Undistributed net investment income	835,180
Accumulated net realized gain (loss) on investments and foreign currency transactions	2,687,294
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	27,838,990
Net assets	$448,520,494

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($22,299,950 ÷ 2,691,028 shares)[1]	$8.29
Class C ($279,445 ÷ 33,464 shares)[1]	$8.35
Class I ($2,837,095 ÷ 342,386 shares)	$8.29
Class R2 ($1,564,295 ÷ 188,203 shares)	$8.31
Class R4 ($97,272 ÷ 11,723 shares)	$8.30
Class R6 ($4,277,589 ÷ 516,314 shares)	$8.28
Class NAV ($417,164,848 ÷ 50,321,567 shares)	$8.29
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$8.73

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

18SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS   For the year ended 3-31-15

Investment income
Dividends	$14,657,513
Securities lending	345,886
Interest	7,956
Less foreign taxes withheld	(1,201,385)
Total investment income	13,809,970
Expenses
Investment management fees	3,955,120
Distribution and service fees	58,640
Accounting and legal services fees	45,735
Transfer agent fees	33,269
Trustees' fees	7,029
State registration fees	97,174
Printing and postage	7,954
Professional fees	70,523
Custodian fees	505,262
Registration and filing fees	57,950
Other	14,182
Total expenses	4,852,838
Less expense reductions	(102,417)
Net expenses	4,750,421
Net investment income	9,059,549
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	17,205,784
Investments in affiliated issuers	(26)
17,205,758
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(35,101,771)
Investments in affiliated issuers	(181)
(35,101,952)
Net realized and unrealized loss	(17,896,194)
Decrease in net assets from operations	($8,836,645)

SEE NOTES TO FINANCIAL STATEMENTS19

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-15	Year ended 3-31-14
Increase (decrease) in net assets
From operations
Net investment income	$9,059,549	$9,724,045
Net realized gain	17,205,758	22,196,283
Change in net unrealized appreciation (depreciation)	(35,101,952)	25,835,599
Increase (decrease) in net assets resulting from operations	(8,836,645)	57,755,927
Distributions to shareholders
From net investment income
Class A	(436,690)	(138,050)
Class C	(1,748)	—
Class I	(77,715)	(87,399)
Class R2	(30,910)	(962)
Class R4	(2,362)	(1,240)
Class R6	(132,686)	(1,608)
Class NAV	(10,843,162)	(6,214,133)
From net realized gain
Class A	(1,291,448)	(589,399)
Class C	(8,516)	—
Class I	(207,524)	(280,932)
Class R2	(99,379)	(4,488)
Class R4	(6,715)	(4,488)
Class R6	(318,341)	(4,488)
Class NAV	(26,014,960)	(17,109,762)
Total distributions	(39,472,156)	(24,436,949)
From fund share transactions	36,851,531	105,809,113
Total increase (decrease)	(11,457,270)	139,128,091
Net assets
Beginning of year	459,977,764	320,849,673
End of year	$448,520,494	$459,977,764
Undistributed net investment income	$835,180	$3,798,567

20SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11	[1,2]	10-31-10	[3]
Per share operating performance
Net asset value, beginning of period	$9.33	$8.66	$8.22	$9.09	$11.26		$9.90
Net investment income[4]	0.13	0.17 [5]	0.12	0.14	0.02		0.03
Net realized and unrealized gain (loss) on investments	(0.41)	0.97	0.54	(0.92)[6]	0.79		1.39	[7]
Total from investment operations	(0.28)	1.14	0.66	(0.78)	0.81		1.42
Less distributions
From net investment income	(0.19)	(0.09)	(0.08)	(0.06)	(0.28)		(0.06)
From net realized gain	(0.57)	(0.38)	(0.14)	(0.05)	(2.70)		—
Total distributions	(0.76)	(0.47)	(0.22)	(0.11)	(2.98)		(0.06)
Contribution from adviser	—	—	—	0.02 [8]	—		—
Net asset value, end of period	$8.29	$9.33	$8.66	$8.22	$9.09		$11.26
Total return (%)[9,10]	(2.45)	13.51	8.16	(8.20)[8]	9.13	[11]	14.46
Ratios and supplemental data
Net assets, end of period (in millions)	$22	$18	$7	$3	$3		$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.53	1.63	1.99	3.73	16.05	[12]	6.71
Expenses including reductions	1.52	1.60	1.60	1.60	1.77	[12]	1.85
Net investment income	1.50	1.85 [5]	1.52	1.68	0.48	[12]	0.33
Portfolio turnover (%)	25	38	27	21	12	[13]	80

1	For the five month period ended 3-31-11. The fund changed its fiscal year end from October 31 to March 31.
2	After the close of business on 2-11-11, holders of Class A shares of the former Optique International Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A shares of the John Hancock International Value Equity Fund. These shares were first offered on 2-14-11. Additionally, the accounting and performance history of the Class A shares of the predecessor fund was redesignated as that of John Hancock International Value Equity Fund Class A.
3	Audited by previous independent registered public accounting firm.
4	Based on average daily shares outstanding.
5	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
6	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
7	Includes redemption fees retained by the fund. Such redemption fees represent less than $0.01 per share.
8	In October 2011, the advisor made a voluntary payment to the fund of $6,950. Without this payment, performance would have been lower.
9	Does not reflect the effect of sales charges, if any.
10	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
11	Not annualized.
12	Annualized.
13	The portfolio turnover is shown for the period from 11-1-10 to 3-31-11.

SEE NOTES TO FINANCIAL STATEMENTS21

Class C Shares Period ended	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$9.63
Net investment income[2]	0.01
Net realized and unrealized loss on investments	(0.60)
Total from investment operations	(0.59)
Less distributions
From net investment income	(0.12)
From net realized gain	(0.57)
Total distributions	(0.69)
Net asset value, end of period	$8.35
Total return (%)[3]	(5.72)[4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	13.81	[6]
Expenses including reductions	2.35	[6]
Net investment income	0.11	[6]
Portfolio turnover (%)	25	[7]

1	The inception date for Class C shares is 8-28-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

22SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	3-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$9.33	$8.66	$8.21	$9.09	$8.98
Net investment income[2]	0.18	0.20 [3]	0.13	0.19	0.02
Net realized and unrealized gain (loss) on investments	(0.44)	0.97	0.57	(0.95)[4]	0.09
Total from investment operations	(0.26)	1.17	0.70	(0.76)	0.11
Less distributions
From net investment income	(0.21)	(0.12)	(0.11)	(0.09)	—
From net realized gain	(0.57)	(0.38)	(0.14)	(0.05)	—
Total distributions	(0.78)	(0.50)	(0.25)	(0.14)	—
Contribution from adviser	—	—	—	0.02 [5]	—
Net asset value, end of period	$8.29	$9.33	$8.66	$8.21	$9.09
Total return (%)[6]	(2.20)	13.87	8.61	(7.87)[5]	1.22	[7]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$8	$6	$1	—	[8]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.41	1.46	2.08	7.59	12.90	[9]
Expenses including reductions	1.29	1.29	1.28	1.18	1.18	[9]
Net investment income	1.93	2.20 [3]	1.52	2.36	1.89	[9]
Portfolio turnover (%)	25	38	27	21	12	[10]

1	The inception date for Class I shares is 2-14-11.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
4	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
5	In October 2011, the advisor made a voluntary payment to the fund of $6,950. Without this payment, performance would have been lower.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Less than $500,000.
9	Annualized.
10	The portfolio turnover is shown for the period from 11-1-10 to 3-31-11.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R2 Shares Period ended	3-31-15	3-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$9.35	$8.53
Net investment income[2]	0.11	0.19	[3]
Net realized and unrealized gain (loss) on investments	(0.40)	1.09
Total from investment operations	(0.29)	1.28
Less distributions
From net investment income	(0.18)	(0.08)
From net realized gain	(0.57)	(0.38)
Total distributions	(0.75)	(0.46)
Net asset value, end of period	$8.31	$9.35
Total return (%)[4]	(2.63)	15.38	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	2.76	5.96	[6]
Expenses including reductions	1.68	1.68	[6]
Net investment income	1.20	2.84	[3,6]
Portfolio turnover (%)	25	38	[7]

1	The inception date for Class R2 shares is 7-2-13.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R4 Shares Period ended	3-31-15	3-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$9.34	$8.53
Net investment income[2]	0.15	0.10	[3]
Net realized and unrealized gain (loss) on investments	(0.42)	1.20
Total from investment operations	(0.27)	1.30
Less distributions
From net investment income	(0.20)	(0.11)
From net realized gain	(0.57)	(0.38)
Total distributions	(0.77)	(0.49)
Net asset value, end of period	$8.30	$9.34
Total return (%)[4]	(2.36)	15.55	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	18.12	15.49	[7]
Expenses including reductions	1.43	1.43	[7]
Net investment income	1.67	1.43	[3,7]
Portfolio turnover (%)	25	38	[8]

1	The inception date for Class R4 shares is 7-2-13.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

SEE NOTES TO FINANCIAL STATEMENTS25

Class R6 Shares Period ended	3-31-15	3-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$9.33	$8.53
Net investment income[2]	0.10	0.12	[3]
Net realized and unrealized gain (loss) on investments	(0.34)	1.20
Total from investment operations	(0.24)	1.32
Less distributions
From net investment income	(0.24)	(0.14)
From net realized gain	(0.57)	(0.38)
Total distributions	(0.81)	(0.52)
Net asset value, end of period	$8.28	$9.33
Total return (%)[4]	(2.04)	15.83	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$4	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.32	16.37	[7]
Expenses including reductions	1.04	1.10	[7]
Net investment income	1.15	1.76	[3,7]
Portfolio turnover (%)	25	38	[8]

1	The inception date for Class R6 shares is 7-2-13.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

26SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$9.34	$8.66	$8.22	$7.21
Net investment income[2]	0.18	0.21 [3]	0.15	0.05
Net realized and unrealized gain (loss) on investments	(0.42)	0.99	0.55	0.96
Total from investment operations	(0.24)	1.20	0.70	1.01
Less distributions
From net investment income	(0.24)	(0.14)	(0.12)	—	[4]
From net realized gain	(0.57)	(0.38)	(0.14)	—
Total distributions	(0.81)	(0.52)	(0.26)	—	[4]
Net asset value, end of period	$8.29	$9.34	$8.66	$8.22
Total return (%)[5]	(2.03)	14.23	8.69	14.05	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$417	$433	$307	$114
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	1.03	1.08	1.08	[7]
Expenses including reductions	1.03	1.03	1.08	1.08	[7]
Net investment income	2.05	2.37 [3]	1.78	2.21	[7]
Portfolio turnover (%)	25	38	27	21	[8]

1	The inception date for Class NAV shares is 12-16-11.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS27

Notes to financial statements

Note 1 — Organization

John Hancock International Value Equity Fund (the fund) is a series of John Hancock Fund III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or

28

issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of March 31, 2015, by major security category or type:

	Total market value at 3-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$18,039,472	—	$18,039,472	—
Canada	26,218,876	$26,218,876	—	—
China	6,947,910	—	6,947,910	—
Denmark	7,235,313	—	7,235,313	—
Finland	3,968,034	—	3,968,034	—
France	49,768,225	—	49,768,225	—
Germany	47,966,724	—	47,966,724	—
Hong Kong	15,401,611	—	15,401,611	—
Ireland	2,848,953	—	2,848,953	—
Israel	4,684,417	—	4,684,417	—
Japan	82,337,904	—	82,337,904	—
Netherlands	26,478,569	—	26,478,569	—
Singapore	12,079,704	—	12,079,704	—
South Africa	2,073,437	—	2,073,437	—
Spain	10,532,086	—	10,532,086	—
Sweden	6,653,875	—	6,653,875	—
Switzerland	31,518,844	—	31,518,844	—
United Kingdom	73,531,802	—	73,531,802	—
Rights
Spain	35,658	35,658	—	—
Securities lending collateral	8,706,351	8,706,351	—	—
Short-term investments	11,056,000	—	11,056,000	—
Total investments in securities	$448,083,765	$34,960,885	$413,122,880	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

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Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

30

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended March 31, 2015, were $372. For the year ended March 31, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended March 31, 2015 and 2014 was as follows:

	March 31, 2015	March 31, 2014
Ordinary Income	$17,454,124	$18,005,709
Long-Term Capital Gain	22,018,032	6,431,240
Total	$39,472,156	$24,436,949

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2015, the components of distributable earnings on a tax basis consisted of $1,488,582 of undistributed ordinary income and $2,644,506 undistributed long-term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and investments in passive foreign investment companies.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under

31

these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.900% of the first $100 million of the fund's average daily net assets; (b) 0.875% of the next $900 million of the fund's average daily net assets; (c) 0.850% of the next $1 billion of the fund's average daily net assets; (d) 0.825% of the next $1 billion of the fund's average daily net assets; (e) 0.800% of the next $1 billion of the fund's average daily net assets; and (f) 0.775% of the fund's average daily net assets in excess of $4 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.60%, 2.35%, 1.29%, 1.68%, 1.43% and 1.10% of average annual net assets for Class A, Class C, Class I, Class R2, Class R4 and Class R6 shares, respectively. This agreement excludes certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. These expense limitations shall remain in effect until at least June 30, 2015 for all classes except for Class C shares which shall remain in effect until at least June 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, including transfer agent fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares (the Class Expense Waiver). The Class Expense Waiver expires on June 30, 2015, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at the time.

The expense reductions described above amounted to the following for the year ended March 31, 2015:

Class	Expense reduction	Class	Expense reduction
Class A	$1,568	Class R4	$17,565
Class C	9,161	Class R6	19,571
Class I	7,791	Class NAV	30,279
Class R2	16,376	Total	$102,311

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2015 were equivalent to a net annual effective rate of 0.86% of the fund's average daily net assets.

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Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

Class A shares are currently charged 0.25% for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of 12b-1 fees for Class R4 shares to limit the 12b-1 fees on Class R4 to 0.15% of the average daily net assets of Class R4 shares, until at least June 30, 2015, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $106 for Class R4 shares for the year ended March 31, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $149,821 for the year ended March 31, 2015. Of this amount, $25,517 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $123,779 was paid as sales commissions to broker-dealers and $525 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2015, CDSCs received by the Distributor amounted to $ 1,069 for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

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Class level expenses. Class level expenses for the year ended March 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$49,964	$25,046	$18,022	$5,345
Class C	799	99	9,270	24
Class I	—	7,611	15,308	1,844
Class R2	7,612	256	17,730	562
Class R4	265	18	17,730	77
Class R6	—	239	19,114	102
Total	58,640	33,269	97,174	7,954

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the year ended March 31, 2015 and 2014 were as follows:

		Year ended 3-31-15		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	885,731	$7,909,041	1,185,406	$10,582,199
Distributions reinvested	220,604	1,727,328	82,431	727,044
Repurchased	(317,567)	(2,806,805)	(220,373)	(1,999,433)
Net increase	788,768	$6,829,564	1,047,464	$9,309,810
Class C shares[1]
Sold	33,264	$292,650	—	—
Distributions reinvested	391	3,095	—	—
Repurchased	(191)	(1,506)	—	—
Net increase	33,464	$294,239	—	—
Class I shares
Sold	200,945	$1,806,486	144,124	$1,307,769
Distributions reinvested	35,355	276,472	41,127	362,742
Repurchased	(728,720)	(6,344,131)	(51,387)	(476,315)
Net increase (decrease)	(492,420)	($4,261,173)	133,864	$1,194,196
Class R2 shares
Sold	68,675	$653,805	127,696	$1,132,865
Distributions reinvested	15,456	121,485	—	—
Repurchased	(20,446)	(180,182)	(3,178)	(29,319)
Net increase	63,685	$595,108	124,518	$1,103,546
Class R4 shares
Sold	—	—	11,723	$100,000
Net increase	—	—	11,723	$100,000
Class R6 shares
Sold	544,642	$4,830,146	11,723	$100,000
Distributions reinvested	56,459	441,512	—	—
Repurchased	(96,510)	(809,843)	—	—
Net increase	504,591	$4,461,815	11,723	$100,000

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		Year ended 3-31-15		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	1,517,012	$13,856,834	10,079,797	$87,417,169
Distributions reinvested	4,713,315	36,858,122	2,638,142	23,268,405
Repurchased	(2,295,671)	(21,782,978)	(1,823,021)	(16,684,013)
Net increase	3,934,656	$28,931,978	10,894,918	$94,001,561
Total net increase	4,832,744	$36,851,531	12,224,210	$105,809,113

1 The inception date for Class C shares is 8-28-14.

Affiliates of the Trust owned 31%, 3%, 6%, 100%, 2%, and 100% of shares of beneficial interest of Class C, Class I, Class R2, Class R4, Class R6, and Class NAV, respectively, on March 31, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $114,533,869 and $110,086,419, respectively, for the year ended March 31, 2015.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At March 31, 2015, funds within the John Hancock group of funds complex held 93.0% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Lifestyle Growth Portfolio	36.3%
John Hancock Lifestyle Balanced Portfolio	29.3%
John Hancock Lifestyle Aggressive Portfolio	14.6%
John Hancock Lifestyle Moderate Portfolio	5.8%

35

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of

John Hancock International Value Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock International Value Equity Fund (the "Fund") at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 18, 2015

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $11,201,460. The fund intends to pass through foreign tax credits of $710,860.

The fund paid $22,018,032 in capital gain dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

37

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	221
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2006	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2012	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

38

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2012	221
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2006	221
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

39

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	221
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, president and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	221
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

40

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

41

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

42

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

INCOME FUNDS (continued)

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock International Value Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF202364	366A 3/15 5/15

John Hancock

Strategic Growth Fund

Annual report 3/31/15

A message to shareholders

Dear fellow shareholder,

The U.S. economy continues to improve, with many indicators suggesting that the rising tide of growth is broadening out, becoming more self-sustaining, and benefiting a greater portion of the population. Last year marked the strongest year for job creation since 1999, with nearly three million jobs created and the unemployment rate declining across all 50 states. Consumer spending, a significant driver of economic activity, has been robust thanks to the jobs picture and to sharply lowered fuel prices. Inflation and interest rates remain low, and corporate earnings are strong. Good economic and business news has translated into good news for U.S. investors, with continued solid results for a range of U.S. equity indexes in the first quarter of 2015. Many fixed-income indexes also gained in this environment.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. The European Central Bank announced dramatic monetary policy measures in January to promote economic activity in the region—similar to the monetary policy activity of the U.S. Federal Reserve in recent years. As was the case in the United States beginning in 2009, financial markets in Europe and Japan may turn positive in advance of real economic progress. In fact, our network of asset managers and research firms believes that these central bank programs, also known as quantitative easing, may prove to be the single biggest driver of international market returns in 2015.

While maintaining adequate portfolio diversification is vital in any market environment, we believe it is especially important today given the dramatic central bank interventions of the past few years and the very real geopolitical risk around the world. The uncertainty of today's global financial markets is one of the reasons we at John Hancock Investments believe it is important for long-term portfolios to have exposure to alternative investments. Alternative strategies seek patterns of performance that differ from both stocks and bonds so that they can help bolster a portfolio's performance when volatility strikes. With market volatility climbing in recent months, now may be a good time to discuss the resilience of your portfolio with your financial advisor and whether alternative investments should play a role.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of March 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Strategic Growth Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
26	Notes to financial statements
33	Auditor's report
34	Tax information
35	Trustees and Officers
39	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/15 (%)

The Russell 1000 Growth Index is an unmanaged index which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Strong results in absolute terms

The fund posted a double-digit return but trailed the Russell 1000 Growth Index for the 12-month reporting period.

Challenges in healthcare

Weak security selection in healthcare hurt, although overweighting the strong-performing sector tempered the relative underperformance.

Favorable positioning and security selection

A combination of a helpful underweighting and good security selection in the energy sector added value, as did stock picking in materials and information technology.

PORTFOLIO COMPOSITION AS OF 3/31/15 (%)

A note about risks

Growth stocks may be more susceptible to earnings disappointments as compared to value stocks, and market values can be more volatile. The value of a company's equity securities is subject to change in the company's financial condition and overall market and economic conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Sector investing is subject to greater risks than the market as a whole. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused on one sector may fluctuate more widely than investments diversified across sectors. Illiquid securities may be difficult to sell at a price approximating their value. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager W. Shannon Reid, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

W. Shannon Reid, CFA
Portfolio Manager
John Hancock Asset Management

The fund underperformed its benchmark, the Russell 1000 Growth Index. What factors influenced relative performance?

For the 12 months ended March 31, 2015, the fund struggled in healthcare, as weak security selection overshadowed the fund's relative overweighting in this strong-performing sector.

In contrast, positioning in the energy sector proved helpful, as the fund was underweighted in this poor-performing group. Strong stock picking in materials and information technology also contributed.

Which stocks detracted from the fund's results?

One of the biggest individual detractors in the fund was biotechnology company Gilead Sciences, Inc. Although the fund had been a longtime holder of Gilead, we sold the fund's stake early in the period because of our emerging concerns about the potential regulation and pricing of Sovaldi, the company's hepatitis C drug. These concerns did not materialize as expected, and we ultimately reacquired the stock in September 2014, shortly before a leading pharmacy benefit manager announced an exclusive agreement with a Gilead competitor. Nevertheless, at period end, we maintained the fund's holding in Gilead, whose valuation we still found attractive relative to its growth potential.

Also in healthcare, Allscripts Healthcare Solutions, Inc., detracted. We originally invested in this provider of electronic health records systems for medical professionals because we believed that the company's new management, installed in 2011, would be able to turn around the company. Unfortunately, Allscripts produced disappointing financial results during the period, and we sold the fund's position last October.

Several consumer-oriented stocks hurt as well, including casino gaming company Las Vegas Sands Corp. and natural foods retailer Whole Foods Market, Inc. Las Vegas Sands faced significant challenges with respect to its business in the Chinese territory of Macau. Whole Foods faced increasing competition in the market for organic foods, and we sold this stock from the fund last summer.

4

"... positioning in the energy sector proved helpful, as the fund was underweighted in this poor-performing group."

Which individual stocks meaningfully contributed to relative performance?

Favorable security selection in materials was driven by The Sherwin-Williams Company, a maker of paint products. Although we do not often find attractive opportunities in this sector, we made an exception with Sherwin-Williams after conducting thorough research on the name, as we thought the market was significantly underestimating its earnings power. During the year, the company benefited from lower raw material costs and its ability to increase market share.

In the information technology sector, the fund benefited from a position in Facebook, Inc. The social networking company continued to produce strong financial results and grow revenues in the increasingly important market of mobile advertising. In consumer discretionary, investments in home improvement retailers Lowe's Companies, Inc. and Home Depot, Inc. were helpful; both stocks benefited from a stronger housing market and an increase in home remodeling activity.

A few healthcare stocks also added value, despite the fund's relative underperformance in this group. Biotechnology company Celgene Corp. continued to generate strong earnings from Revlimid, its treatment for multiple myeloma, and also benefited from a favorable trial of a prospective drug to treat Crohn's disease. Bristol-Myers Squibb Company, another notable contributor, received positive results from a trial of a lung cancer drug the company is developing.

Of final note, the fund was meaningfully helped by a position in American Airlines Group, Inc., which rose significantly during the period. In following our management approach, we had long steered

SECTOR COMPOSITION AS OF 3/31/15 (%)

5

"We were comfortable with this increased domestic focus, given what we saw as the stronger economic prospects of the United States."

clear of airline companies because we found the investment case for this industry lacking, given fierce competition and its highly cyclical nature. In recent years, however, the airline business has changed, with reduced competition, fewer unsold seats, better pricing, and new streams of revenues in the form of various passenger fees. Last fall, we acted on an opportunity to acquire an airline stock for the fund, purchasing shares of American Airlines when the stock traded down in the wake of worry about the Ebola virus's potential to limit air travel. We thought this situation would be temporary and would have little impact on the company's earnings.

What changes did you make to the fund's portfolio during the reporting period?

Beginning last fall, we became increasingly concerned about the global economy. Although economic growth was steady in the United States, we became more nervous about the prospects for Europe as well as China and other emerging economies, and the impact of a stronger dollar on U.S. exports. Accordingly, we began to look for ways to appropriately position the fund for this environment. Around this time, we sold certain information technology, industrials, and energy stocks while increasing its exposure to consumer-related stocks.

As a result of these moves, the fund's beta (meaning expected volatility relative to the market) declined, while its emphasis on larger-cap stocks with a business focus on the U.S. market grew. We were comfortable with this increased domestic focus, given what we saw as the stronger economic

TEN LARGEST HOLDINGS AS OF 3/31/15 (%)

Apple, Inc.	8.0
Facebook, Inc., Class A	3.0
The Walt Disney Company	2.8
The Home Depot, Inc.	2.7
Google, Inc., Class C	2.5
Visa, Inc., Class A	2.5
Comcast Corp., Class A	2.3
Gilead Sciences, Inc.	2.3
Amazon.com, Inc.	2.2
Lowe's Companies, Inc.	2.1
TOTAL	30.4
As a percentage of net assets.
Cash and cash equivalents are not included.

6

prospects of the United States. All of these moves were consistent with our bottom-up, stock-by-stock investment approach.

That said, it's worth emphasizing that these were incremental changes intended to position the fund somewhat more defensively in a riskier economic environment, and not a fundamental reshaping of the fund's portfolio, whose basic positioning we continued to like.

MANAGED BY

W. Shannon Reid, CFA On the fund since 2011 Investing since 1981
David M. Chow, CFA On the fund since 2011 Investing since 1992
Curtis Ifill, CFA On the fund since 2011 Investing since 1996
Jay Zelko On the fund since 2011 Investing since 1987

The views expressed in this report are exclusively those of W. Shannon Reid, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2015

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	8.94	18.64	75.48
Class C2	13.20	20.35	83.95
Class I3	15.07	20.95	86.96
Class R2[2,3]	14.75	20.52	84.83
Class R4[2,3]	14.75	20.52	84.83
Class R6[2,3]	14.75	20.52	84.83
Class NAV[3]	15.43	21.18	88.16
Index†	16.09	20.66	85.34

Performance figures assume all distributions are reinvested. Figures reflect the maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.51	2.03	2.63	1.42	1.27	0.83	0.74
Net (%)	1.30	2.03	0.94	1.42	1.17	0.74	0.74

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Growth Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Strategic Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Growth Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-19-11	18,395	18,395	18,534
Class I3	12-19-11	18,696	18,696	18,534
Class R2[2,3]	12-19-11	18,483	18,483	18,534
Class R4[2,3]	12-19-11	18,483	18,483	18,534
Class R6[2,3]	12-19-11	18,483	18,483	18,534
Class NAV[3]	12-19-11	18,816	18,816	18,534

The Russell 1000 Growth Index is an unmanaged index which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	From 12-19-11.
2	Class C shares were first offered on 8-28-14. The returns prior to this date are those of Class A shares, which have lower expenses than Class C. Had the returns reflected Class C expenses, returns would be lower. Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. The returns prior to this date are those of Class A shares, which have higher expenses than Class R2, Class R4 and Class R6. Had the returns reflected Class R2, Class R4, or Class R6 expenses, returns would be higher.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on October 1, 2014, with the same investment held until March 31, 2015.

	Account value on 10-1-2014	Ending value on 3-31-2015	Expenses paid during period ended 3-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,098.60	$6.80	1.30%
Class C	1,000.00	1,095.30	10.71	2.05%
Class I	1,000.00	1,100.60	4.92	0.94%
Class R2[2]	1,000.00	1,003.00	0.16	1.43%
Class R4[2]	1,000.00	1,003.00	0.13	1.18%
Class R6[2]	1,000.00	1,003.00	0.09	0.81%
Class NAV	1,000.00	1,102.70	3.72	0.71%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on October 1, 2014, with the same investment held until March 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 10-1-2014	Ending value on 3-31-2015	Expenses paid during period ended 3-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.40	$6.54	1.30%
Class C	1,000.00	1,014.70	10.30	2.05%
Class I	1,000.00	1,020.20	4.73	0.94%
Class R2	1,000.00	1,017.80	7.19	1.43%
Class R4	1,000.00	1,019.00	5.94	1.18%
Class R6	1,000.00	1,020.90	4.08	0.81%
Class NAV	1,000.00	1,021.40	3.58	0.71%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
2	The inception date for Class R2, Class R4 and Class R6 shares is 03-27-15. Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 4/365 (to reflect the period).

11

Fund's investments

As of 3-31-15
	Shares	Value
Common stocks 94.3%		$1,989,367,935
(Cost $1,562,849,502)
Consumer discretionary 25.0%		526,988,898
Auto components 1.0%
Delphi Automotive PLC	274,431	21,883,127
Hotels, restaurants and leisure 1.6%
Las Vegas Sands Corp.	336,817	18,538,408
Starbucks Corp.	155,618	14,737,025
Household durables 0.7%
Harman International Industries, Inc.	105,255	14,065,226
Internet and catalog retail 3.3%
Amazon.com, Inc. (I)	122,860	45,716,206
The Priceline Group, Inc. (I)	19,925	23,195,689
Leisure products 0.6%
Polaris Industries, Inc.	83,934	11,843,087
Media 6.4%
Comcast Corp., Class A	872,340	49,261,040
The Walt Disney Company	564,277	59,187,015
Time Warner, Inc.	319,973	27,018,520
Multiline retail 2.6%
Dollar Tree, Inc. (I)	383,143	31,090,139
Target Corp.	291,333	23,909,699
Specialty retail 7.7%
Best Buy Company, Inc.	719,652	27,195,649
Lowe's Companies, Inc.	591,088	43,971,036
The Home Depot, Inc.	496,098	56,361,694
Tractor Supply Company	249,669	21,236,845
Williams-Sonoma, Inc.	175,791	14,012,301
Textiles, apparel and luxury goods 1.1%
Michael Kors Holdings, Ltd. (I)	361,463	23,766,192
Consumer staples 7.5%		157,562,726
Food and staples retailing 3.9%
Costco Wholesale Corp.	221,625	33,575,079
CVS Health Corp.	239,761	24,745,733
The Kroger Company	163,814	12,557,981
Walgreens Boots Alliance, Inc.	137,943	11,681,013
Food products 0.7%
The WhiteWave Foods Company (I)	302,356	13,406,465
Tobacco 2.9%
Altria Group, Inc.	544,417	27,231,738
Philip Morris International, Inc.	456,189	34,364,717

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy 2.3%		$48,584,071
Energy equipment and services 0.4%
Schlumberger, Ltd.	113,719	9,488,713
Oil, gas and consumable fuels 1.9%
ConocoPhillips	214,064	13,327,625
EOG Resources, Inc.	69,859	6,405,372
The Williams Companies, Inc.	382,731	19,362,361
Financials 4.9%		103,433,012
Banks 1.6%
Signature Bank (I)	250,479	32,457,069
Capital markets 1.7%
KKR & Company LP	951,389	21,701,183
The Blackstone Group LP	382,879	14,890,164
Real estate investment trusts 1.6%
Crown Castle International Corp.	416,581	34,384,596
Health care 18.2%		384,820,991
Biotechnology 8.7%
Alexion Pharmaceuticals, Inc. (I)	169,995	29,460,134
Amgen, Inc.	150,470	24,052,630
Biogen, Inc. (I)	97,852	41,317,028
Celgene Corp. (I)	341,748	39,396,709
Gilead Sciences, Inc. (I)	498,610	48,928,599
Health care equipment and supplies 1.1%
Zimmer Holdings, Inc.	197,845	23,250,744
Health care providers and services 3.8%
AmerisourceBergen Corp.	200,309	22,769,124
Cardinal Health, Inc.	277,303	25,032,142
McKesson Corp.	148,150	33,511,530
Pharmaceuticals 4.6%
Actavis PLC (I)	65,104	19,376,252
Bristol-Myers Squibb Company	460,210	29,683,545
Mylan NV (I)	398,909	23,675,249
Perrigo Company PLC	147,190	24,367,305
Industrials 10.0%		211,595,414
Aerospace and defense 3.1%
B/E Aerospace, Inc.	370,736	23,586,224
The Boeing Company	284,436	42,688,155
Air freight and logistics 1.0%
FedEx Corp.	121,322	20,072,725
Airlines 1.5%
American Airlines Group, Inc.	593,975	31,350,001

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Industrials (continued)
Machinery 3.0%
Cummins, Inc.	171,686	$23,802,547
Trinity Industries, Inc.	551,064	19,568,283
Wabtec Corp.	218,029	20,714,935
Road and rail 1.4%
Union Pacific Corp.	275,252	29,812,544
Information technology 24.1%		508,342,521
Communications equipment 0.6%
QUALCOMM, Inc.	194,354	13,476,506
Internet software and services 5.5%
Facebook, Inc., Class A (I)	771,180	63,402,564
Google, Inc., Class C (I)	96,535	52,901,180
IT services 4.6%
Alliance Data Systems Corp. (I)	116,624	34,549,860
MasterCard, Inc., Class A	132,008	11,404,171
Visa, Inc., Class A	795,336	52,022,928
Semiconductors and semiconductor equipment 1.2%
NXP Semiconductors NV (I)	245,583	24,646,710
Software 4.2%
Microsoft Corp.	1,025,329	41,684,751
ServiceNow, Inc. (I)	199,278	15,699,121
Synchronoss Technologies, Inc. (I)	332,050	15,759,093
Workday, Inc., Class A (I)	178,390	15,057,900
Technology hardware, storage and peripherals 8.0%
Apple, Inc.	1,348,049	167,737,737
Materials 2.3%		48,040,302
Chemicals 2.3%
PPG Industries, Inc.	68,376	15,421,523
The Sherwin-Williams Company	114,653	32,618,779
	Par value	Value
Short-term investments 2.9%		$61,543,000
(Cost $61,543,000)
Repurchase agreement 2.9%		61,543,000
Repurchase Agreement with State Street Corp. dated 3-31-15 at 0.000% to be repurchased at $61,543,000 on 4-1-15, collateralized by $56,875,000 U.S. Treasury Notes, 3.625% due 8-15-19 (valued at $62,778,625, including interest)	61,543,000	61,543,000
Total investments (Cost $1,624,392,502)† 97.2%		$2,050,910,935
Other assets and liabilities, net 2.8%		$58,548,239
Total net assets 100.0%		$2,109,459,174

14SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
(I)	Non-income producing security.
†	At 3-31-15, the aggregate cost of investment securities for federal income tax purposes was $1,627,058,028. Net unrealized appreciation aggregated $423,852,907, of which $439,217,614 related to appreciated investment securities and $15,364,707 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 3-31-15

Assets
Investments, at value (Cost $1,624,392,502)	$2,050,910,935
Cash	60,650,760
Receivable for fund shares sold	497,302
Dividends receivable	1,805,294
Receivable due from advisor	271
Other receivables and prepaid expenses	110,173
Total assets	2,113,974,735
Liabilities
Payable for fund shares repurchased	4,243,990
Payable to affiliates
Accounting and legal services fees	29,379
Transfer agent fees	2,701
Trustees' fees	2,694
Other liabilities and accrued expenses	236,797
Total liabilities	4,515,561
Net assets	$2,109,459,174
Net assets consist of
Paid-in capital	$1,616,819,445
Undistributed net investment income	4,849,319
Accumulated net realized gain (loss) on investments	61,271,977
Net unrealized appreciation (depreciation) on investments	426,518,433
Net assets	$2,109,459,174

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($17,720,213 ÷ 1,077,695 shares)	$16.44
Class C ($816,508 ÷ 49,451 shares)	$16.51
Class I ($12,277,151 ÷ 742,651 shares)	$16.53
Class R2 ($100,283 ÷ 6,061 shares)	$16.55
Class R4 ($100,285 ÷ 6,061 shares)	$16.55
Class R6 ($100,289 ÷ 6,061 shares)	$16.55
Class NAV ($2,078,344,445 ÷ 125,612,610 shares)	$16.55
Maximum offering price per share
Class A (net asset value per share ÷ 95%)	$17.31

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the year ended 3-31-15

Investment income
Dividends	$29,026,682
Securities lending	22,316
Interest	1,017
Total investment income	29,050,015
Expenses
Investment management fees	13,934,677
Distribution and service fees	38,872
Accounting and legal services fees	230,851
Transfer agent fees	18,779
Trustees' fees	31,940
State registration fees	45,295
Printing and postage	4,781
Professional fees	73,979
Custodian fees	237,053
Registration and filing fees	125,998
Other	29,699
Total expenses	14,771,924
Less expense reductions	(175,037)
Net expenses	14,596,887
Net investment income	14,453,128
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	140,863,170
Investments in affiliated issuers	(672)
140,862,498
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	145,255,712
Investments in affiliated issuers	(892)
145,254,820
Net realized and unrealized gain	286,117,318
Increase in net assets from operations	$300,570,446

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-15	Year ended 3-31-14
Increase (decrease) in net assets
From operations
Net investment income	$14,453,128	$3,262,930
Net realized gain	140,862,498	129,670,522
Change in net unrealized appreciation (depreciation)	145,254,820	169,983,842
Increase in net assets resulting from operations	300,570,446	302,917,294
Distributions to shareholders
From net investment income
Class I	(7,670)	(2,416)
Class NAV	(10,952,106)	(5,281,030)
From net realized gain
Class A	(998,273)	(287,371)
Class C	(16,646)	—
Class I	(165,697)	(38,354)
Class NAV	(151,510,488)	(49,131,097)
Total distributions	(163,650,880)	(54,740,268)
From fund share transactions	508,654,024	196,795,714
Total increase	645,573,590	444,972,740
Net assets
Beginning of year	1,463,885,584	1,018,912,844
End of year	$2,109,459,174	$1,463,885,584
Undistributed net investment income	$4,849,319	$1,355,967

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$15.50	$12.62	$12.14	$10.00
Net investment income (loss)[2]	0.03	(0.04)	0.02	(0.01)
Net realized and unrealized gain on investments	2.14	3.46	0.49	2.15
Total from investment operations	2.17	3.42	0.51	2.14
Less distributions
From net investment income	—	—	—	—	[3]
From net realized gain	(1.23)	(0.54)	(0.03)	—
Total distributions	(1.23)	(0.54)	(0.03)	—	[3]
Net asset value, end of period	$16.44	$15.50	$12.62	$12.14
Total return (%)[4,5]	14.68	27.27	4.25	21.41	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$18	$10	$5	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	1.51	2.01	2.05	[7]
Expenses including reductions	1.30	1.30	1.30	1.30	[7]
Net investment income (loss)	0.16	(0.29)	0.18	(0.32)[7]
Portfolio turnover (%)	109	91	100	26

1	Period from 12-19-11 (commencement of operations) to 3-31-12.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS19

Class C Shares Period ended	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$16.49
Net investment loss[2]	(0.04)
Net realized and unrealized gain on investments	1.29
Total from investment operations	1.25
Less distributions
From net realized gain	(1.23)
Total distributions	(1.23)
Net asset value, end of period	$16.51
Total return (%)[3,4]	8.20	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	7.03	[6]
Expenses including reductions	2.05	[6]
Net investment loss	(0.42)[6]
Portfolio turnover (%)	109	[7]

1	The inception date for Class C shares is 8-28-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

20SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$15.58	$12.67	$12.16	$10.00
Net investment income[2]	0.10	0.01	0.06	—	[3]
Net realized and unrealized gain (loss) on investments	2.14	3.47	0.50	2.16
Total from investment operations	2.24	3.48	0.56	2.16
Less distributions
From net investment income	(0.06)	(0.03)	(0.02)	—	[3]
From net realized gain	(1.23)	(0.54)	(0.03)	—
Total distributions	(1.29)	(0.57)	(0.05)	—	[3]
Net asset value, end of period	$16.53	$15.58	$12.67	$12.16
Total return (%)[4]	15.07	27.68	4.62	21.63	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$12	$2	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.50	2.62	5.88	11.44	[7]
Expenses including reductions	0.94	0.94	0.94	0.94	[7]
Net investment income	0.62	0.09	0.51	0.14	[7]
Portfolio turnover (%)	109	91	100	26

1	Period from 12-19-11 (commencement of operations) to 3-31-12.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS21

Class R2 Shares Period ended	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$16.50
Net investment income[2]	—	[3]
Net realized and unrealized gain on investments	0.05
Total from investment operations	0.05
Net asset value, end of period	$16.55
Total return (%)[4]	0.30	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	15.09	[7]
Expenses including reductions	1.43	[7]
Net investment income	—	[7,8]
Portfolio turnover (%)	109	[9]

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	Less than 0.005%.
9	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

22SEE NOTES TO FINANCIAL STATEMENTS

Class R4 Shares Period ended	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$16.50
Net investment income[2]	—	[3]
Net realized and unrealized gain on investments	0.05
Total from investment operations	0.05
Net asset value, end of period	$16.55
Total return (%)[4]	0.30	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	15.09	[7]
Expenses including reductions	1.18	[7]
Net investment income	0.18	[7]
Portfolio turnover (%)	109	[8]

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R6 Shares Period ended	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$16.50
Net investment income[2]	—	[3]
Net realized and unrealized gain on investments	0.05
Total from investment operations	0.05
Net asset value, end of period	$16.55
Total return (%)[4]	0.30	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	15.91	[7]
Expenses including reductions	0.81	[7]
Net investment income	0.63	[7]
Portfolio turnover (%)	109	[8]

1	The inception date for Class R6 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

24SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	3-31-15	3-31-14	3-31-13	3-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$15.58	$12.67	$12.16	$10.00
Net investment income[2]	0.12	0.04	0.08	—	[3]
Net realized and unrealized gain on investments	2.17	3.47	0.50	2.16
Total from investment operations	2.29	3.51	0.58	2.16
Less distributions
From net investment income	(0.09)	(0.06)	(0.04)	—	[3]
From net realized gain	(1.23)	(0.54)	(0.03)	—
Total distributions	(1.32)	(0.60)	(0.07)	—	[3]
Net asset value, end of period	$16.55	$15.58	$12.67	$12.16
Total return (%)[4]	15.43	27.88	4.80	21.63	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$2,078	$1,452	$1,013	$336
Ratios (as a percentage of average net assets):
Expenses before reductions	0.72	0.74	0.78	0.85	[6]
Expenses including reductions	0.72	0.73	0.78	0.85	[6]
Net investment income	0.72	0.26	0.71	0.15	[6]
Portfolio turnover (%)	109	91	100	26

1	Period from 12-19-11 (commencement of operations) to 3-31-12.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS25

Notes to financial statements

Note 1 — Organization

John Hancock Strategic Growth Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of March 31, 2015, all investments are categorized as Level 1 under the hierarchy described above, except for repurchase agreements which are categorized as Level 2.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

26

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended March 31, 2015 were $846. For the year ended March 31, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

27

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended March 31, 2015 and 2014 was as follows:

	March 31, 2015	March 31, 2014
Ordinary Income	$65,969,894	$41,180,204
Long term capital gain	97,680,986	13,560,064
Total	$163,650,880	$54,740,268

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2015, the components of distributable earnings on a tax basis consisted of $28,913,021 of undistributed ordinary income and $39,873,801 of undistributed long-term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.725% of the first $500 million of the fund's average daily net assets; (b) 0.700% of the next $500 million of the fund's average daily net assets; (c) 0.675% of the next $500 million of the fund's average daily net assets; and (d) 0.650% of the fund's average daily net assets in excess of $1.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset

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Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.30%, 2.05%, 0.94%, 1.43% and 1.18% for Class A, Class C, Class I, Class R2 and Class R4 shares, respectively. This agreement excludes certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement expires on June 30, 2015 for Class A and Class I shares, and June 30, 2016 for Class C, Class R2 and Class R4 shares, unless renewed by the mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, including transfer agent fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.00% of average annual net assets attributable to Class R6 shares, on an annualized basis. The waiver expires on June 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended March 31, 2015, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$3,166	Class R4	$152
Class C	9,496	Class R6	167
Class I	15,457	Class NAV	146,447
Class R2	151	Total	$175,036

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2015 were equivalent to a net annual effective rate of 0.68% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fees	Service fees
Class A	0.30%	—

29

Class	Rule 12b-1 fees	Service fees
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of 12b-1 fees for Class R4 shares to limit the 12b-1 fees on Class R4 to 0.15% of the average daily net assets of Class R4 shares, until at least June 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $1 for Class R4 shares for the period ended March 31, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $49,724 for the year ended March 31, 2015. Of this amount, $8,204 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $40,174 was paid as sales commissions to broker-dealers and $1,346 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2015, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended March 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$36,961	$15,420	$18,124	$3,792
Class C	1,905	237	9,823	57
Class I	—	3,122	16,874	932
Class R2	3	—	154	—
Class R4	3	—	154	—
Class R6	—	—	166	—
Total	$38,872	$18,779	$45,295	$4,781

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

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Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$27,417,607	3	0.45%	$1,028

Note 5 — Fund share transactions

Transactions in fund shares for the years ended March 31, 2015 and 2014 were as follows:

		Year ended 3-31-15		Year ended 3-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	545,810	$8,919,693	294,034	$4,371,215
Distributions reinvested	50,333	764,053	12,334	184,513
Repurchased	(168,439)	(2,718,915)	(52,908)	(762,600)
Net increase	427,704	$6,964,831	253,460	$3,793,128
Class C shares[1]
Sold	51,000	$837,082	—	—
Distributions reinvested	600	9,170	—	—
Repurchased	(2,149)	(34,571)	—	—
Net increase	49,451	$811,681	—	—
Class I shares
Sold	640,174	$10,595,132	69,453	$1,090,446
Distributions reinvested	10,523	160,469	2,331	35,016
Repurchased	(39,542)	(632,486)	(3,167)	(45,530)
Net increase	611,155	$10,123,115	68,617	$1,079,932
Class R2 shares[2]
Sold	6,061	$100,000	—	—
Net increase	6,061	$100,000	—	—
Class R4 shares[2]
Sold	6,061	$100,000	—	—
Net increase	6,061	$100,000	—	—
Class R6 Shares[2]
Sold	6,061	$100,000	—	—
Net increase	6,061	$100,000	—	—
Class NAV shares
Sold	43,936,891	$695,148,002	18,773,217	$272,807,361
Distributions reinvested	10,653,285	162,462,594	3,625,058	54,412,127
Repurchased	(22,138,313)	(367,156,199)	(9,225,312)	(135,296,834)
Net increase	32,451,863	$490,454,397	13,172,963	$191,922,654
Total net increase	33,558,356	$508,654,024	13,495,040	$196,795,714

1 The inception date for Class C shares is 8-28-14

2 The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15.

Affiliates of the fund owned 18%,12%, 100%, 100%, 100% and 100% of shares of beneficial interest of Class A, Class C, Class R2, Class R4, Class R6 and Class NAV, respectively, on March 31, 2015.

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Note 6 — Purchases and sales of securities

Purchases and sales of securities, other than short-term investments, amounted to $2,399,094,668 and $2,134,230,390, respectively, for the year ended March 31, 2015.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At March 31, 2015, funds within the John Hancock group of funds complex held 98.6% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Lifestyle Growth Fund	28.9%
John Hancock Lifestyle Balanced Fund	20.7%
John Hancock Lifestyle Growth MVP	16.0%
John Hancock Lifestyle Aggressive Fund	10.5%
John Hancock Lifestyle Balanced MVP	8.0%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of

John Hancock Strategic Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Strategic Growth Fund (the "Fund") at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 18, 2015

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $97,680,986 in capital gains dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	221
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2006	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2012	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

35

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2012	221
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2006	221
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

36

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	221
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, president and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	221
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

37

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

38

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

39

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

INCOME FUNDS (continued)

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Strategic Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF202369	393A 3/15 5/15

ITEM 2. CODE OF ETHICS.

As of the end of the year, March 31, 2015, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended March 31, 2015 and 2014. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	March 31, 2015	March 31, 2014
Core High Yield Fund	$ 66,141	$ 57,759
Disciplined Value Fund	34,907	31,949
Disciplined Value Mid Cap Fund	43,045	40,439
International Value Equity Fund	45,306	37,934
Select Growth Fund	40,895	36,568
Small Company Fund	42,303	39,586
Strategic Growth Fund	35,609	28,642
Total	$ 308,206	$ 272,877

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Amounts billed to the registrant were as follows:

Fund	March 31, 2015	March 31, 2014
Core High Yield Fund	$ 519	$ 558
Disciplined Value Fund	519	558
Disciplined Value Mid Cap Fund	519	558
International Value Equity Fund	519	558
Select Growth Fund	519	558
Small Company Fund	519	558
Strategic Growth Fund	519	558
Total	$ 3,633	$ 3,906

Amounts billed to control affiliates were $103,940 and $98,642 for the fiscal years ended March 31, 2015 and 2014, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended March 31, 2015 and 2014. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	March 31, 2015	March 31, 2014
Core High Yield Fund	$ 3,450	$ 4,300
Disciplined Value Fund	3,450	2,380
Disciplined Value Mid Cap Fund	3,450	2,675
International Value Equity Fund	3,900	4,018
Select Growth Fund	3,450	1,879
Small Company Fund	3,450	2,590
Strategic Growth Fund	3,450	3,502
Total	$ 24,600	$ 21,344

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates amounted to the following:

Fund	March 31, 2015	March 31, 2014
Core High Yield Fund	$ 216	$ 382
Disciplined Value Fund	216	122
Disciplined Value Mid Cap Fund	216	122
International Value Equity Fund	216	382
Select Growth Fund	216	122
Small Company Fund	216	122
Strategic Growth Fund	216	122
Total	$ 1,512	$ 1,374

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant for the fiscal year ended March 31, 2015, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $6,756,525 for the fiscal year ended March 31, 2015 and $5,510,826 for the fiscal year ended March 31, 2014.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form

N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a)   Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)   There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Funds III

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date: May 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date: May 18, 2015

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date: May 18, 2015